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                                                                  Exhibit 10.8



                                                              [EXECUTION COPY]

- ------------------------------------------------------------------------------


                                  $240,000,000

                          LOAN AND SECURITY AGREEMENT

                           DATED AS OF MARCH 31, 1995


                                     AMONG

                         PROSOURCE SERVICES CORPORATION
                             BROMAR SERVICES, INC.
                    PROSOURCE DISTRIBUTION SERVICES LIMITED
                                 (AS BORROWERS)

                                      AND

                        THE FINANCIAL INSTITUTIONS PARTY
                            HERETO FROM TIME TO TIME
                                  (AS LENDERS)

                                      AND

                          NATIONSBANK OF GEORGIA, N.A.
                       THE FIRST NATIONAL BANK OF BOSTON
                          SHAWMUT CAPITAL CORPORATION
                                 (AS CO-AGENTS)

                                      AND

                          NATIONSBANK OF GEORGIA, N.A.
                           (AS ADMINISTRATIVE AGENT)


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                               TABLE OF CONTENTS

                                                                           Page
                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1 Definitions................................................. 2
     SECTION 1.2. Other Referential Provisions and Rules of Construction.....42

                                   ARTICLE 2

                           REVOLVING CREDIT FACILITY

     SECTION 2.1. Revolving Credit Loans.....................................44
     SECTION 2.2. Manner of Borrowing Revolving Credit Loans.................44
     SECTION 2.3. Repayment of Revolving Credit Loans........................46
     SECTION 2.4. Revolving Credit Notes.....................................47
     SECTION 2.5. Extension of Revolving Credit Facility.....................47

                                   ARTICLE 3

                           LETTER OF CREDIT FACILITY

     SECTION 3.1. Agreement to Issue.........................................48
     SECTION 3.2. Amounts....................................................48
     SECTION 3.3. Conditions.................................................48
     SECTION 3.4. Issuance of Letters of Credit..............................49
     SECTION 3.5. Duties of NationsBank......................................50
     SECTION 3.6. Payment of Reimbursement Obligations.......................50
     SECTION 3.7. Participations.............................................50
     SECTION 3.8. Indemnification, Exoneration...............................52
     SECTION 3.9. Supporting Letter of Credit; Cash Collateral...............53

This Table of Contents is included for reference purposes only and does not constitute part of the Loan and Security Agreement.

                                       i
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                                   ARTICLE 4

                               TERM LOAN FACILITY

     SECTION 4.1. Term Loans..................................................55
     SECTION 4.2. Manner of Borrowing Term Loan...............................55
     SECTION 4.3. Repayment of Term Loans.....................................55
     SECTION 4.4. Term Notes..................................................56

                                   ARTICLE 5

                            GENERAL LOAN PROVISIONS

     SECTION 5.1. Interest....................................................57
     SECTION 5.2. Underwriting Fee............................................59
     SECTION 5.3. Administrative Agent Fee....................................59
     SECTION 5.4. Unused Facility.............................................59
     SECTION 5.5. Letter of Credit Fees.......................................59
     SECTION 5.6. Notice of Conversion or Continuation of Loans...............60
     SECTION 5.7. Conversion or Continuation..................................60
     SECTION 5.8. Duration of Interest Periods................................61
     SECTION 5.9. Changed Circumstances.......................................61
     SECTION 5.10. Payments Not at End of Interest Period; Failure to Borrow..62
     SECTION 5.11. Assumptions Concerning Funding of Eurodollar Rate Loans....63
     SECTION 5.12. Manner of Payment..........................................63
     SECTION 5.13. General....................................................64
     SECTION 5.14. Loan Accounts; Statements of Account.......................64
     SECTION 5.15. Termination of Agreement...................................64
     SECTION 5.16. Making of Loans............................................65
     SECTION 5.17. Settlement Among Lenders...................................67
     SECTION 5.18. Prepayments................................................71
     SECTION 5.19. Prepayment; Early Termination..............................72
     SECTION 5.20. Cash Collateral in Lieu of Repayment.......................73
     SECTION 5.21. Borrowers' Representative..................................74
     SECTION 5.22. Joint and Several Liability................................74
     SECTION 5.23. Obligations Absolute.......................................75
     SECTION 5.24. Waiver of Suretyship Defenses..............................75
     SECTION 5.25. Judgment Currency..........................................76
     SECTION 5.26. Payments Free of Tax.......................................76

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                                   ARTICLE 6

                              CONDITIONS PRECEDENT

     SECTION 6.1. Conditions Precedent to Initial Loans..................... 77
     SECTION 6.2. All Loans; Letters of Credit.............................. 83

                                   ARTICLE 7

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

     SECTION 7.1. Representations and Warranties............................ 84
     SECTION 7.2. Survival of Representations and Warranties, Etc........... 98

                                   ARTICLE 8

                               SECURITY INTEREST

     SECTION 8.1. Security Interest......................................... 99
     SECTION 8.2. Continued Priority of Security Interest...................100

                                   ARTICLE 9

                              COLLATERAL COVENANTS

     SECTION 9.1. Collection of Receivables.................................102
     SECTION 9.2. Verification and Notification.............................103
     SECTION 9.3. Disputes, Returns and Adjustments.........................104
     SECTION 9.4. Invoices..................................................104
     SECTION 9.5. Delivery of Instruments...................................105
     SECTION 9.6. Sales of Inventory........................................105
     SECTION 9.7. Ownership and Defense of Title............................105
     SECTION 9.8. Insurance.................................................105
     SECTION 9.9. Location of Offices and Collateral........................106
     SECTION 9.10. Records Relating to Collateral...........................107
     SECTION 9.11. Inspection...............................................107
     SECTION 9.12. Information and Reports..................................108
     SECTION 9.13. Power of Attorney........................................109
     SECTION 9.14. Additional Real Estate and Leases........................109

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     SECTION 9.15.  Assignment of Claims Act................................110

                                   ARTICLE 10

                             AFFIRMATIVE COVENANTS

     SECTION 10.1. Preservation of Corporate Existence and Similar Matters..111
     SECTION 10.2. Compliance with Applicable Law...........................111
     SECTION 10.3. Maintenance of Property..................................111
     SECTION 10.4. Conduct of Business......................................111
     SECTION 10.5. Insurance................................................112
     SECTION 10.6. Payment of Taxes and Claims..............................112
     SECTION 10.7. Accounting Methods and Financial Records.................112
     SECTION 10.8. Use of Proceeds..........................................112
     SECTION 10.9. Hazardous Waste and Substances; Environmental
                   Requirements.............................................113
     SECTION 10.10. Interest Rate Protection Agreement......................113
     SECTION 10.11. Distribution Agreements.................................113
     SECTION 10.12. Use of Resources........................................114

                                   ARTICLE 11

                                  INFORMATION

     SECTION 11.1. Financial Statements.....................................115
     SECTION 11.2. Accountants' Certificate.................................116
     SECTION 11.3. Officer's Certificate....................................116
     SECTION 11.4. Copies of Other Reports..................................117
     SECTION 11.5. Notice of Litigation and Other Matters...................118
     SECTION 11.6. ERISA....................................................118
     SECTION 11.7. Revisions or Updates to Schedules........................119
     SECTION 11.8. Restricted Distribution Certificate......................119
     SECTION 11.9. Onex Management Fee Payments.............................119

                                   ARTICLE 12

                               NEGATIVE COVENANTS

     SECTION 12.1. Financial Ratios..........................................121
     SECTION 12.2. Debt......................................................122
     SECTION 12.3. Guaranties................................................122

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     SECTION 12.4. Investments..............................................123
     SECTION 12.5. Capital Expenditures.....................................123
     SECTION 12.6. Restricted Payments and Distributions, Etc...............123
     SECTION 12.7. Merger, Consolidation and Sale of Assets.................125
     SECTION 12.8. Transactions with Affiliates.............................125
     SECTION 12.9. Liens....................................................126
     SECTION 12.10. Capitalized Lease Obligations and Purchase Money Debt...126
     SECTION 12.11. Real Estate Leases......................................126
     SECTION 12.12. Plans...................................................126
     SECTION 12.13. Sales and Leasebacks....................................126
     SECTION 12.14. Amendments to Other Agreements..........................126
     SECTION 12.15. Additional Intangible Assets............................126
     SECTION 12.16. Limitation on Acquisition Reserves......................126

                                   ARTICLE 13

                                    DEFAULT

     SECTION 13.1. Events of Default........................................128
     SECTION 13.2. Remedies.................................................131
     SECTION 13.3. Application of Proceeds..................................136
     SECTION 13.4. Power of Attorney........................................136
     SECTION 13.5. Miscellaneous Provisions Concerning Remedies.............138

                                   ARTICLE 14

                                  ASSIGNMENTS

     SECTION 14.1. Successors and Assigns; Participations...................139
     SECTION 14.2. Representation of Lenders................................142

                                   ARTICLE 15

                              ADMINISTRATIVE AGENT

     SECTION 15.1. Appointment of Administrative Agent......................143
     SECTION 15.2. Delegation of Duties.....................................143
     SECTION 15.3. Exculpatory Provisions...................................143

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     SECTION 15.4. Reliance by Administrative Agent..........................144
     SECTION 15.5. Notice of Default.........................................144
     SECTION 15.6. Non-Reliance on Administrative Agent and Other Lenders....144
     SECTION 15.7. Indemnification...........................................145
     SECTION 15.8. NationsBank in Its Individual Capacity....................146
     SECTION 15.9. Resignation and Removal of Administrative Agent...........146
     SECTION 15.10. Notices from Administrative Agent to Lenders.............146
     SECTION 15.11. Co-Agents................................................146

                                   ARTICLE 16

                                 MISCELLANEOUS

     SECTION 16.1. Notices...................................................148
     SECTION 16.2. Expenses..................................................149
     SECTION 16.3. Stamp and Other Taxes.....................................151
     SECTION 16.4. Setoff....................................................151
     SECTION 16.5. Litigation................................................152
     SECTION 16.6. Waiver of Rights..........................................152
     SECTION 16.7. Consent to Advertising and Publicity......................153
     SECTION 16.8. Reversal of Payments......................................153
     SECTION 16.9. Injunctive Relief.........................................153
     SECTION 16.10. Accounting Matters.......................................153
     SECTION 16.11. Amendments...............................................154
     SECTION 16.12. Binding Effect...........................................156
     SECTION 16.13. Performance of Borrower's Duties.........................156
     SECTION 16.14. Indemnification..........................................156
     SECTION 16.15. All Powers Coupled with Interest.........................157
     SECTION 16.16. Survival.................................................157
     SECTION 16.17. Titles and Captions......................................157
     SECTION 16.18. Severability of Provisions...............................157
     SECTION 16.19. Governing Law............................................158
     SECTION 16.20. Counterparts.............................................158
     SECTION 16.21. Reproduction of Documents................................158
     SECTION 16.22. Term of Agreement........................................158
     SECTION 16.23. Increased Capital........................................158
     SECTION 16.24. Pro-Rata Participation...................................159
     SECTION 16.25. Superseded Agreements....................................160
     SECTION 16.26. Interest Computation (Canada)............................160

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     ANNEX A             COMMITMENTS

     EXHIBIT A           FORM OF REVOLVING CREDIT NOTE
     EXHIBIT B-1         FORM OF TERM NOTE A
     EXHIBIT B-2         FORM OF TERM NOTE B
     EXHIBIT C-1         FORM OF WEEKLY BORROWING BASE CERTIFICATE
     EXHIBIT C-2         FORM OF MONTHLY BORROWING BASE CERTIFICATE
     EXHIBIT D           FORM OF OPINION OF COUNSEL FOR BORROWERS
     EXHIBIT E           FORM OF ASSIGNMENT AND ACCEPTANCE
     EXHIBIT F           FORM OF SETTLEMENT REPORT

     Schedule 1.1A       Division Acquisition Documents
     Schedule 1.1B       Pricing Matrix
     Schedule 1.1C       BKC Agreements
     Schedule 1.1D       Negative Pledge Agreements
     Schedule 1.1E       Permitted Investments
     Schedule 1.1F       Permitted Liens
     Schedule 1.1G       Valley Agreements
     Schedule 1.1H       Malone Agreements
     Schedule 1.1I       Superseded Agreements
     Schedule 7.1(a)     Organization
     Schedule 7.1(b)     Capitalization
     Schedule 7.1(d)     Subsidiaries; Ownership of Stock
     Schedule 7.1(f)     Compliance of Agreement with Laws
     Schedule 7.1(h)     Governmental Approvals
     Schedule 7.1(i)     Permitted Encumbrances
     Schedule 7.1(j)     Liens
     Schedule 7.1(k)     Indebtedness and Guaranties
     Schedule 7.1(l)     Litigation
     Schedule 7.1(m)     Tax Matters
     Schedule 7.1(q)     ERISA
     Schedule 7.1(u)     Location of Offices and Receivables
     Schedule 7.1(v)     Location of Inventory
     Schedule 7.1(w)     Equipment
     Schedule 7.1(x)     Real Estate
     Schedule 7.1(y)     Corporate and Fictitious Names
     Schedule 7.1(bb)    Employee Relations
     Schedule 7.1(cc)    Proprietary Rights
     Schedule 7.1(dd)    Trade Names
     Schedule 7.1(hh)    Lockbox, Demand Deposit and Other Bank Accounts
     Schedule 9.3(c)     Receivables Under Discussion

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     Schedule 10.8       Use of Proceeds

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                          LOAN AND SECURITY AGREEMENT

                           Dated as of March 31, 1995

     PROSOURCE SERVICES CORPORATION, a Delaware corporation (PROSOURCE), BROMAR SERVICES, INC., a Delaware corporation (BROMAR), and PROSOURCE DISTRIBUTION SERVICES LIMITED, a Canadian corporation (PROSOURCE CANADA and together with ProSource and BroMar, the BORROWERS), the financial institutions party to this Agreement from time to time (the LENDERS), NATIONSBANK OF GEORGIA, N.A., a national banking association (NATIONSBANK), THE FIRST NATIONAL BANK OF BOSTON, a national banking association (BANK OF BOSTON), SHAWMUT CAPITAL CORPORATION, a Delaware corporation (SCC), as co-agents (each in that capacity a CO-AGENT and collectively the CO-AGENTS) and NATIONSBANK OF GEORGIA, N.A., as administrative agent for the Lenders (in that capacity, together with any successors in that capacity, the ADMINISTRATIVE AGENT), agree as follows:

                             PRELIMINARY STATEMENT

     1. ProSource, Inc., a Delaware corporation and owner of all of the outstanding capital stock of ProSource (the PARENT), has entered into an Agreement for the Purchase and Sale of the National Accounts Division of The Martin-Brower Company and Martin-Brower of Canada, Ltd. with The Martin-Brower Company and Martin-Brower of Canada, Ltd. (collectively, the SELLERS), dated November 10, 1994, as amended by Purchase Agreement Amendment dated February 24, 1995 and Second Purchase Agreement Amendment dated February 28, 1995, and has assigned its interests as buyer thereunder to ProSource (such agreement, as assigned, being referred to herein as the DIVISION ACQUISITION AGREEMENT). Pursuant to the Division Acquisition Agreement, ProSource has agreed, subject to the terms and conditions thereof, to purchase the assets and assume the liabilities (to the extent described therein) relating to the business of the National Accounts Division of the Sellers in the United States and Canada (the DIVISION), including, without being limited to, all of the issued and outstanding shares of capital stock of BroMar.

     2. ProSource has entered into an Agreement of Merger dated as of March 30, 1995 (the MERGER AGREEMENT), with ProSource Distribution Services, Inc., a Delaware corporation wholly-owned by the Parent (PDS), pursuant to which PDS will, substantially simultaneously with the consummation of the transactions contemplated by this Agreement and subject to the terms and conditions set forth therein, merge with and into ProSource with ProSource as the surviving corporation (the MERGER). Among other things, immediately prior to (but substantially simultaneously with) consummation of the Merger, ProSource will pay a dividend to the Parent in an amount equal to $7,000,000 by delivering to the Parent the Parent's cancelled promissory note dated March 31, 1993, in the original principal amount of $7,000,000 and under which principal in the amount of $7,000,000 is outstanding. The proceeds of the loan from ProSource to the Parent evidenced by such note were applied by the


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Parent to acquire preferred stock of PDS which, in turn, used such proceeds to finance, in part, the acquisition of the assets of Valley (as hereinafter defined). Pursuant to the Merger Agreement, said preferred stock, which was pledged by the Parent to ProSource as collateral for the aforesaid note, will, together with the common stock of PDS, be converted into 10 shares of common stock of ProSource.

     3. ProSource has requested that the Co-Agents underwrite and extend to the Borrowers a credit facility in the aggregate principal amount of $240,000,000 to provide financing in whole or in part for (a) the acquisition of the Division, (b) the refinancing of the indebtedness outstanding under the Amended and Restated Loan and Security Agreement, dated as of January 18, 1994, among ProSource, as borrower, the financial institutions party thereto, as lenders, and NationsBank, as agent, as amended (the EXISTING LOAN AGREEMENT) and the Loan and Security Agreement, dated as of March 31, 1993, between PDS, as borrower, and NationsBank, as lender, as amended (the EXISTING PDS LOAN AGREEMENT) and (c) for the ongoing working capital and other business needs of the Borrowers. ProSource has contracted with the Arrangers (as hereinafter defined) pursuant to a separate agreement to syndicate such credit facility.

     4. The parties hereto desire to set forth in writing their respective agreements relating to such credit facility.

                             STATEMENT OF AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing, the extensions of credit to be made in connection herewith, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Co-Agents, the Lenders and the Administrative Agent hereby agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS



     SECTION 1.1  Definitions.  For the purposes of this Agreement:

     ACCOUNT DEBTOR means a Person who is obligated on a Receivable.

     ACQUIRE, ACQUIRED OR ACQUISITION, as applied to any Business Unit or Investment, means the acquiring or acquisition of such Business Unit or Investment by purchase, exchange, issuance of stock or other securities, or by merger, reorganization or any other method, including, where the context indicates, the acquisition of the Division Assets under the Division Acquisition Documents.

                                       2
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     ADJUSTED INTEREST EXPENSE for any period means Consolidated Interest
Expense for such period, LESS any amount included therein for interest that is payable by increasing the principal amount of the relevant Debt or is otherwise payable other than in cash in a manner acceptable to the Administrative Agent.

     ADJUSTED NET WORTH means Consolidated Net Worth, LESS the amount included therein for any amounts due from Affiliates in excess of $100,000 in the aggregate.

     ADMINISTRATIVE AGENT means NationsBank, and any successor administrative agent appointed pursuant to SECTION 15.9 hereof.

     ADMINISTRATIVE AGENT'S OFFICE means the office of the Administrative Agent specified in or determined in accordance with the provisions of SECTION 16.1.

     AFFILIATE means, with respect to a Person, (a) any partner, officer, shareholder (if holding more than 10% of the outstanding shares of capital stock of such Person), director, employee or managing agent of such Person, (b) any other Person (other than a Subsidiary) that, (i) directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such given Person, (ii) directly or indirectly beneficially owns or holds 10% or more of any class of voting stock or partnership or other voting interest of such Person or any Subsidiary of such Person, or (iii) 10% or more of the voting stock or partnership or other voting interest of which is directly or indirectly beneficially owned or held by such Person or a Subsidiary of such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other voting interest, by contract or otherwise. For the purposes of this Agreement and the other Loan Documents, Affiliates of the Lenders shall include only financial institutions.

     AGENCY ACCOUNT means an account of a Borrower maintained by it with a Clearing Bank pursuant to an Agency Account Agreement.

     AGENCY ACCOUNT AGREEMENT means an agreement among a Borrower, the Administrative Agent and a Clearing Bank, in form and substance satisfactory to the Administrative Agent, concerning the collection of payments which represent the proceeds of Receivables or of any other Collateral.

     AGREEMENT means and includes this Loan and Security Agreement, including all Schedules, Exhibits and other attachments hereto, and all amendments, modifications and supplements hereto and thereto.

     AGREEMENT DATE means the date as of which this Agreement is dated.

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     ANNIVERSARY DATE means the first and each subsequent anniversary of the
Effective Date.

     APPLICABLE LAW means all applicable provisions of constitutions, statutes, rules, regulations and orders of all governmental bodies and of all orders and decrees of all courts and arbitrators, including, without limitation, Environmental Laws, as in effect from time to time.

     APPLICABLE L/C FEE means when used in reference to Letters of Credit (i) fully secured by Cash Collateral, 1.0% per annum and (ii) not secured by Cash Collateral, a rate per annum equal to the Eurodollar Rate Margin on the date of determination.

     ARRANGERS means NationsBanc Capital Markets, Inc., Bank of Boston and SCC.

     ASSET DISPOSITION means the disposition of any asset of a Borrower or any of its Subsidiaries, other than sales of Inventory in the ordinary course of business.

     ASSIGNMENT AND ACCEPTANCE means an assignment and acceptance in the form attached hereto as EXHIBIT E assigning all or a portion of a Lender's interests, rights and obligations under this Agreement pursuant to SECTION 14.1.

     AVAILABILITY means at any time (a) the Borrowing Base at such time, MINUS
(b) the aggregate principal amount of Revolving Credit Loans outstanding at such time.

     BKC means Burger King Corporation, a Florida corporation, and its successors and assigns.

     BKC AGREEMENTS means the agreements listed on SCHEDULE 1.1C - BKC AGREEMENTS, as amended and in effect from time to time.

     BENEFIT PLAN means an "employee pension benefit plan" as defined in
Section 3(2) of ERISA (other than a Multiemployer Plan) in respect of which a Borrower or any Related Company is, or within the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA, including such plans as may be established after the Agreement Date.

     BORROWER means each of (i) ProSource and, where appropriate in the context, includes PDS prior to the Merger, (ii) BroMar and (iii) ProSource Canada.

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     BORROWING BASE means at any time an amount equal to the lesser of:

     (a) the Revolving Credit Facility, MINUS the SUM OF

     (i)   the aggregate amount of the Letter of Credit Obligations, PLUS

     (ii)  the aggregate amount of the Environmental Compliance Reserves, PLUS

     (iii) the aggregate amount of reserves, if any, established by the Agent in its reasonable discretion in respect of ACH (automated clearing house) transfers or obligations of the Borrowers under Interest Rate Protection Agreements,

     OR

     (b) an amount equal to

     (i) 85% (or such lesser percentage as either the Administrative Agent or the Required Lenders, in their absolute discretion, may establish from time to time after the occurrence and during the continuation of an Event of Default) of the face value of Eligible Receivables due and owing at such time, PLUS

     (ii) the lesser of

          (A) 50% (or such lesser percentage as either the Administrative
     Agent or the Required Lenders, in their absolute discretion, may establish from time to time after the occurrence and during the continuation of an Event of Default) of the lesser of cost determined on a weighted moving average accounting basis and fair market value of Eligible Inventory, net of any amount included therein for the value of fuel and net of the Borrowers' reserves for obsolescence, at such time, AND

          (B) $75,000,000, MINUS

     (iii) the sum of

          (A) $25,000,000, PLUS

          (B) the Letter of Credit Reserve, PLUS

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          (C) the outstanding principal amount of Term Loan B, PLUS

          (D) the aggregate amount of the Environmental Compliance Reserves, PLUS

          (E) the aggregate amount of reserves, if any, established by the Administrative Agent in its reasonable discretion in respect of ACH transfers or obligations of the Borrowers under Interest Rate Protection Agreements, PLUS

          (F) such other reserves as the Administrative Agent may in its reasonable discretion establish from time to time based on customary credit and collateral criteria utilized by asset based lenders.

     BORROWING BASE CERTIFICATE means a Weekly Borrowing Base Certificate or a Monthly Borrowing Base Certificate.

     BROMAR means BroMar Services, Inc., a Delaware corporation and Wholly Owned Subsidiary of ProSource.

     BUSINESS DAY means any day other than a Saturday, Sunday or other day on which banks in Atlanta, Georgia are authorized to close and, when used with respect to Eurodollar Rate Loans, means any such day on which dealings are also carried on in the applicable interbank Eurodollar market.

     BUSINESS UNIT means the assets constituting the business or a division or operating unit thereof of any Person.

     CANADIAN BACKUP L/C means a standby Letter of Credit in the face amount of $3,000,000, issued for the account of ProSource and for the benefit of the Canadian Lender on the Effective Date, for a period of 90 days.

     CANADIAN DOLLAR and C$ each means freely transferable Canadian dollars.

     CANADIAN LENDER means The Bank of Nova Scotia and any successor in such capacity selected by ProSource and acceptable to the Required Lenders in their reasonable judgment.

     CAPITAL EXPENDITURES means, with respect to any Person, all expenditures made and liabilities incurred for the acquisition of assets (other than assets which constitute a Business Unit) which are not, in accordance with GAAP, treated as expense items for such Person in the year made or incurred or as a prepaid expense applicable to a future year or years.

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     CAPITALIZED LEASE means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

     CAPITALIZED LEASE OBLIGATION means Indebtedness represented by obligations under a Capitalized Lease, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP.

     CASH COLLATERAL means collateral consisting of cash or Cash Equivalents on which the Administrative Agent has a first priority Lien.

     CASH EQUIVALENTS means

     (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof;

     (b) commercial paper maturing no more than one year after the date issued and, at the time of acquisition thereof, having a rating of at least A-1 from Standard & Poor's Corporation or at least P-1 from Moody's Investors Service, Inc.;

     (c) certificates of deposit or bankers' acceptances issued in Dollar denominations and maturing within one year after the date of issuance thereof issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia or Canada having combined capital and surplus of not less than $100,000,000 and, unless issued by the Administrative Agent, a Co-Agent or a Lender, not subject to set-off or offset rights in favor of such bank arising from any banking relationship with such bank; and

     (d) repurchase agreements in form and substance and for amounts satisfactory to the Administrative Agent.

     CLEARING BANK means NationsBank and any other banking institution with which an Agency Account has been established pursuant to an Agency Account Agreement.

     COLLATERAL means and includes all of each Borrower's right, title and interest in and to each of the following, wherever located and whether now or hereafter existing or now owned or hereafter acquired or arising:

     (a) all Receivables,

     (b) all Inventory,

     (c) all Equipment,

     (d) all Contract Rights,

     (e) all General Intangibles,

     (f) all Real Estate,

     (g) all goods and other property, whether or not delivered,

          (i) the sale or lease of which gives or purports to give rise to any Receivable, including, but not limited to, all merchandise returned or rejected by or repossessed from customers, or

          (ii) securing any Receivable,

including, without limitation, all rights as an unpaid vendor or lienor (including, without limitation, stoppage in transit, replevin and reclamation) with respect to such goods and other property,

     (h) all mortgages, deeds to secure debt and deeds of trust on real or personal property, guaranties, leases, security agreements, and other agreements and property which secure or relate to any Receivable or other Collateral, or are acquired for the purpose of securing and enforcing any item thereof,

     (i) all documents of title, policies and certificates of insurance, securities, chattel paper and other documents and instruments evidencing or pertaining to any and all items of Collateral,

     (j) all files, correspondence, computer programs, tapes, discs and related data processing software which contain information identifying or pertaining to any of the Receivables or any Account Debtor, or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof,

     (k) all cash deposited with the Administrative Agent or any Lender or any Affiliate of the Administrative Agent or any Lender or which the Administrative Agent, for the benefit of the Lenders, or any Lender or such Affiliate is entitled to retain or otherwise possess as collateral pursuant to the provisions of this Agreement or any of the Security Documents or any agreement relating to any Letters of Credit,

     (l) any and all products and proceeds of the foregoing (including, but not limited to, any claim to any item referred to in this definition, and any claim against any third party for loss of, damage to or destruction of any or all of, the Collateral or for proceeds payable under, or unearned premiums with respect to, policies of insurance) in whatever form, including, but not limited to, cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements and other documents;

PROVIDED that the Collateral shall not include a Borrower's interest under any agreement listed on SCHEDULE 1.1D - NEGATIVE PLEDGE AGREEMENTS during any time that such agreement prohibits such Borrower from granting a security interest in its interest thereunder.

     COMMITMENT means, as to each Lender, the amount set forth opposite such Lender's name on ANNEX A hereto, representing such Lender's obligation, upon and subject to the terms and conditions of this Agreement (including the applicable provisions of SECTION 14.1), to make Revolving Credit Loans and Term Loans and to purchase participations in Letters of Credit or, after the Effective Date, set forth as to such Lender in the Register (as defined in SECTION 14.1) representing such Lender's obligation to make Revolving Credit Loans and to purchase participations in Letters of Credit and its corresponding interest in Term Loans outstanding.

     COMMITMENT PERCENTAGE means, as to any Lender, the percentage of the Total Commitment obtained by dividing such Lender's Commitment by the Total Commitment.

     COMPLIANCE CERTIFICATE has the meaning specified in SECTION 11.3.

     CONSOLIDATED, when used with reference to EBITDA, Interest Expense, Adjusted Interest Expense, Debt, Indebtedness, Total Debt, Fixed Charges, Long-Term Liabilities, Liabilities, Net Income, or Net Worth, shall mean the sum of the EBITDA, Interest Expenses, Adjusted Interest Expenses, Debt, Indebtedness, Total Debt, Fixed Charges, Long-Term Liabilities, Liabilities, Net Incomes, or Net Worths, as the case may be, of ProSource and its Consolidated Subsidiaries, as consolidated after the elimination of intercompany items and, in the case of Net Income and Net Worth, after appropriate deductions for any minority interests in any Subsidiaries.

     CONSOLIDATED SUBSIDIARIES means BroMar, ProSource Canada, and ProSource Investments, Inc., a Delaware corporation wholly owned by ProSource, and any other Subsidiaries of ProSource whose accounts are at the time in question, in accordance with GAAP and pursuant to the written consent of the Required Lenders, which consent may be withheld in their absolute discretion conditioned upon, inter alia, the execution and delivery of guaranties, security agreements, mortgages and other documents required by the Required Lenders in their absolute discretion, consolidated with those of ProSource.

     CONTAMINANT means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, or any constituent of any such substance or waste.

     CONTRACT RIGHTS means any rights under contracts not yet earned by performance and not evidenced by an instrument or chattel paper.

     CONTROLLED DISBURSEMENT ACCOUNT means one or more accounts maintained by and in the name of a Borrower with a Disbursing Bank for the purposes of disbursing Revolving Credit Loan proceeds.

     COPYRIGHTS means and includes, in each case whether now existing or hereafter arising, all of each Borrower's right, title and interest in and to

     (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications;

     (b) all renewals of any of the foregoing;

     (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing;

     (d) the right to sue for past, present and future infringements of any of the foregoing; and

     (e) all rights corresponding to any of the foregoing throughout the world.

     DEBT means,

     (a) Indebtedness for money borrowed,

     (b) Indebtedness, whether or not in any such case the same was for money borrowed,

          (i) represented by notes payable, and drafts accepted, that represent extensions of credit,

          (ii) constituting obligations evidenced by bonds, debentures, notes or similar instruments, or

          (iii) upon which interest charges are customarily paid or that was issued or assumed as full or partial payment for property (other than trade credit that is incurred in the ordinary course of business),

     (c) Indebtedness that constitutes a Capitalized Lease Obligation, and

     (d) Indebtedness that is such by virtue of CLAUSE (c) of the definition thereof, but only to the extent that the obligations Guaranteed are obligations that would constitute Debt under the foregoing clauses (a), (b) or (c).

     DEBT SERVICE COVERAGE RATIO means, for each specified period, the ratio of
(i) Consolidated EBITDA for such period to (ii) the sum of Adjusted Interest Expense and the aggregate amount of all principal repayments scheduled to be made during such period in respect of Term Loan A.

     DEFAULT means any of the events specified in SECTION 13.1 which with the passage of time or giving of notice or both would constitute an Event of Default.

     DEFAULT MARGIN means 2.0%.

     DISBURSING BANK means any commercial bank with which a Controlled Disbursement Account is maintained.

     DISTRIBUTION AGREEMENT ASSIGNMENT means the Collateral Assignment of Rights Under BKC Agreements, dated as of June 30, 1992, made by ProSource in favor of NationsBank, as agent under the Existing Loan Agreement and consented to and confirmed as in effect with respect to this Agreement by BKC pursuant to the Confirmation and Acknowledgement dated as of December 7, 1994 between BKC and NationsBank.

     DIVISION means the business operated as the "National Accounts Division" of the Sellers.

     DIVISION ACQUISITION means the Acquisition of the Division Assets and the assumption of the Division Liabilities contemplated by the Division Acquisition Agreement and the other Division Acquisition Documents.

     DIVISION ACQUISITION AGREEMENT has the meaning specified in paragraph 1 of the Preliminary Statement.

     DIVISION ACQUISITION AGREEMENT ASSIGNMENT means the Collateral Assignment of Rights Under Acquisition Agreement, in form and substance satisfactory to the Co-Agents, dated on or about the Effective Date, made by ProSource in favor of the Administrative Agent and consented to by the Sellers.

     DIVISION ACQUISITION DOCUMENTS means, collectively, the Division Acquisition Agreement and all other documents, agreements, instruments and certificates executed in connection with the consummation of the transactions contemplated by the Division Acquisition Agreement, including, without limitation, those listed on SCHEDULE 1.1A - DIVISION ACQUISITION DOCUMENTS attached hereto.

     DIVISION ASSETS means the assets Acquired by ProSource from the Sellers pursuant to the Division Acquisition Documents.

     DIVISION LIABILITIES means the Liabilities and obligations assumed by ProSource pursuant to the Division Acquisition Documents.

     DLKC means D and L Corp. of K.C., a Kansas corporation.

     DOLLAR and "$" means freely transferable United States dollars.

     EBITDA means, for any specified period, Consolidated Net Income for such period, before provision for Interest Expense, depreciation, amortization of intangible assets and income taxes of ProSource and its Consolidated Subsidiaries for such period (determined on a Consolidated basis) and, in addition, as determined for Fiscal Year 1995, before recognizing the write-off of up to $1,510,000 of unamortized deferred loan fees associated, in part, with the Existing Loan Agreement and the Existing PDS Loan Agreement.

     ERISA means the Employee Retirement Income Security Act of 1974, as in effect from time to time.

     EFFECTIVE DATE means the later of:

     (a) the Agreement Date, and

     (b) the first date on which all of the conditions set forth in ARTICLE 6 shall have been fulfilled.

     EFFECTIVE INTEREST RATE means each rate of interest per annum on the Revolving Credit Loans and the Term Loans in effect from time to time pursuant to the provisions of SECTIONS 5.1(A) and (B).

     ELIGIBLE ASSIGNEE means (i) a commercial bank organized under the laws of the United States, or any State thereof, having total assets in excess of $1,000,000,000 or any commercial finance or asset based lending affiliate of any such commercial bank (including, specifically, Fleet Bank and its Affiliates) and (ii) any Lender listed on the signature page of this Agreement; PROVIDED in each case that the representation contained in SECTION 14.2 hereof shall be true with respect to such institution or Lender.

     ELIGIBLE INVENTORY means Inventory which the Administrative Agent, in its sole and absolute discretion determines to meet all of the following requirements:

     (a) such Inventory is owned by ProSource or ProSource Canada, is stored at a location listed on SCHEDULE 7.1(v) or notified to the Administrative Agent in accordance with Sections 9.9(b) and 9.12(b), is subject to the Security Interest, which is perfected as to such Inventory, and is subject to no other Lien whatsoever other than a Permitted Lien,

     (b) such Inventory consists of finished goods (including expressly the "seafood stockpile" as defined in agreements with Long John Silver's Restaurants, Inc. (or its Subsidiaries) in effect on the Effective Date) and not supplies,

     (c) such Inventory meets all standards imposed by any governmental agency, or department or division thereof, having regulatory authority over such goods, their use or sale,

     (d) such Inventory is currently either usable or salable, at prices approximating at least cost, in the normal course of the relevant Borrower's business and is not slow moving or stale,

     (e) such Inventory is not obsolete or returned or repossessed or used goods taken in trade,

     (f) such Inventory is in the possession and control of the relevant Borrower and not any third party or if the Inventory is held by a third party bailee and a negotiable instrument has not been issued with respect to it (i) a financing statement which names the third party bailee as the debtor/bailee, names the relevant Borrower as the secured party/bailor, names the Administrative Agent as assignee of the secured party/bailor and contains a description of such Inventory acceptable to the Administrative Agent and otherwise in compliance with the requirements of Section 9-304(3) of the UCC has been filed in the appropriate filing office and (ii) such other steps as the Administrative Agent may reasonably require in order to establish and preserve the priority of the Security Interest against secured creditors of the third party bailee or the Borrowers shall have been taken,

     (g) if such Inventory is located in a warehouse or other facility leased by a Borrower, the lessor has delivered to the Administrative Agent, on behalf of the Lenders, a waiver and consent in form and substance satisfactory to the Administrative Agent that permits the Administrative Agent, on behalf of the Lenders, to obtain possession of and to dispose of such Inventory, free and clear of any Lien in favor of the lessor and without any obligation to the lessor other than to pay for the repair of physical damage to the leased premises caused by the Administrative Agent's or any Lender's obtaining possession or disposing of such Inventory and other than the payment of rent during any period of up to 60 days that the Administrative Agent elects that the Inventory remain on the leased premises after the receipt by the Administrative Agent of written notice by the lessor directing removal thereof, and

     (h) such Inventory is not determined by the Administrative Agent, on behalf of the Lenders, in its discretion to be ineligible based on customary credit and collateral criteria utilized by asset based lenders.

     ELIGIBLE RECEIVABLE means a Receivable that consists of the unpaid portion of the obligation stated on the invoice issued to an Account Debtor with respect to Inventory sold and shipped to or services performed for such Account Debtor in the ordinary course of business, net of any credits or rebates owed by a Borrower to the Account Debtor and net of any commissions payable by a Borrower to third parties and that the Administrative Agent, in its sole and absolute discretion determines to meet all of the following requirements:

     (a) such Receivable is owned by ProSource or ProSource Canada and represents a complete bona fide transaction which requires no further act under any circumstances on the part of such Borrower to make such Receivable payable by the Account Debtor,

     (b) the due date for such Receivable is not more than 30 days after the date of the shipment of the goods the sale of which gave rise to such Receivable (or the date of performance of services for Receivables arising from the performance of services), PROVIDED that up to 30% of Receivables on which the Account Debtors are BKC franchisees, may specify due dates up to 45 days after date of shipment (or performance of services) without thereby being rendered ineligible,

     (c) no more than 61 days have elapsed from the date of the original invoice,

     (d) the goods the sale of which gave rise to such Receivable were shipped or delivered to the Account Debtor on an absolute sale basis and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis, or on the basis of any other similar understanding and no material part of such goods has been returned or rejected,

     (e) such Receivable is not evidenced by chattel paper or an instrument of any kind unless such chattel paper or instrument has been collaterally assigned to the Administrative Agent pursuant to an assignment in form and substance satisfactory to the Administrative Agent and is in the possession of the Administrative Agent,

     (f) the Account Debtor with respect to such Receivable is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened or pending, which might, in the Administrative Agent's sole judgment, have a Materially Adverse Effect on such Account Debtor, and is not, in the reasonable discretion of the Administrative Agent, deemed ineligible for credit or other reasons,

     (g) such Receivable is not owing by an Account Debtor having 50% or more in face value of its then-existing accounts owing to the Borrowers past due more than 30 days from the due date of the original invoice,

     (h) such Receivable is not owing by an Account Debtor whose then-existing accounts owing to the Borrowers exceed in face amount 7% of the Borrowers' total Eligible Receivables, PROVIDED that for the purpose of this CLAUSE (h), only the Receivables of such Account Debtor in excess of 7% of the Borrowers' total Eligible Receivables shall be deemed to be ineligible, and PROVIDED FURTHER that as to Receivables on which GMRC is the Account Debtor, such percentage shall be 25%,

     (i) if such Receivable arises from the performance of services, such services have been fully rendered and do not relate to any warranty claim or obligation,

     (j) such Receivable is not owing by an Account Debtor that is located outside of the United States of America (for this purpose, the Commonwealth of Puerto Rico shall be considered located within the United States of America) or, if such Receivable is a Receivable of ProSource Canada, outside Canada.

     (k) such Receivable is a valid, legally enforceable obligation of the Account Debtor with respect thereto and is not subject to any present or contingent (and no facts exist which are the basis for any future) offset, deduction or counterclaim, dispute or other defense on the part of such Account Debtor; PROVIDED, HOWEVER, that a Receivable shall be deemed eligible for the purpose of this CLAUSE (k) to the extent of the amount thereof that the Administrative Agent shall have determined in its reasonable discretion is not subject to offset, deduction, counterclaim, dispute or other defense or otherwise adversely affected thereby,

     (l) such Receivable is subject to the Security Interest, which is perfected as to such Receivable, and is subject to no other Lien whatsoever other than a Permitted Lien,

     (m) such Receivable is evidenced by an invoice or other documentation in form acceptable to the Administrative Agent,

     (n) such Receivable is not subject to the Assignment of Claims Act of 1940, as amended from time to time, or any Applicable Law now or hereafter existing similar in effect thereto, or to any other prohibition (under Applicable Law, by contract or otherwise) against its assignment or requiring notice of or consent to such assignment, unless all such required notices have been given, all such required consents have been received and all other procedures have been complied with such that such Receivable shall have been duly and validly assigned to the Administrative Agent, for the benefit of the Lenders,

     (o) the goods giving rise to such Receivable were not, at the time of the sale thereof, subject to any Lien, except the Security Interest and Permitted Liens,

     (p) the relevant Borrower is not in breach of any express or implied representation or warranty with respect to the goods the sale of which gave rise to such Receivable nor in breach of any representation or warranty, covenant or other agreement contained in the Loan Documents with respect to such Receivable,

     (q) such Receivable does not arise out of any transaction with any Subsidiary, Affiliate, creditor (other than BKC, Long John Silver's Restaurants, Inc., its Wholly Owned Subsidiary, Long John Silver's, Inc., or
GMRC), tenant, lessor or supplier of a Borrower,

     (r) the relevant Borrower is not the beneficiary of any letter of credit, nor has any bond or other undertaking by a guarantor or surety been obtained, supporting such Receivable and the Account Debtor's obligations in respect thereof,

     (s) such Receivable does not arise out of finance or similar charges by the relevant Borrower or other fees for the time value of money,

     (t) the Account Debtor with respect to such Receivable is not located in New Jersey, Minnesota or any other state denying creditors access to its courts in the absence of qualification to transact business in such state or the filing of a Notice of Business Activities Report or other similar filing, unless the relevant Borrower has either qualified as a foreign corporation authorized to transact business in such state or has filed a Notice of Business Activities Report or similar filing with the applicable state agency for the then current year,

     (u) neither the Account Debtor with respect to such Receivable, nor such Receivable, is determined by the Administrative Agent in its discretion to be ineligible based on customary credit and collateral criteria utilized by asset based lenders.

     ENVIRONMENTAL COMPLIANCE RESERVES means reserves for the cost of Remedial Action by a Borrower determined by the Administrative Agent from time to time in its reasonable discretion based upon the reports delivered pursuant to
SECTION 10.9(b) and such other advice, analysis and engineering studies as it deems appropriate; PROVIDED, HOWEVER, such reserves shall not include any amount in respect of the cost of a Remedial Action for which BKC, Valley, the Sellers or Malone, as applicable, (a) is obligated to indemnify ProSource (including as a successor to PDS) under the Acquisition Agreement (included in the BKC Agreements), the Valley Agreements, the Division Acquisition Agreement or the Malone Acquisition Agreement, as the case may be, (b) has affirmed such obligation in writing after ProSource obtains knowledge of the circumstances necessitating such Remedial Action and (c) is not in default of such obligation.

     ENVIRONMENTAL LAWS means all federal, state, local and foreign laws now or hereafter in effect relating to pollution or protection of the environment, including laws relating to emissions, discharges, Releases or threatened Releases of pollutants, Contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water, or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, removal, transport, or handling of pollutants, Contaminants, chemicals, or industrial, toxic or hazardous substances or wastes, and any and all regulations, notices or demand letters issued, entered, promulgated or approved thereunder; such laws and regulations include but are not limited to the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., as amended; the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., as amended; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., as amended; the Clean Air Act, 46 U.S.C.
Section 7401 et seq., as amended; and state and federal lien and environmental cleanup programs.

     ENVIRONMENTAL LIEN means a Lien in favor of any governmental entity for
(a) any liability under Environmental Laws or (b) damages arising from, or costs incurred by such governmental entity in response to, a Release or threatened Release of Contaminant into the environment.

     EQUIPMENT means and includes, as to any Person, all of such Person's then owned or existing and future acquired or arising, machinery, apparatus, equipment, motor vehicles, tractors, trailers, rolling stock, fittings, fixtures and other tangible personal property (other than Inventory) of every kind and description used in such Person's business operations or owned by such Person or in which such Person has an interest, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

     EURODOLLAR RATE means, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, a simple per annum interest rate determined pursuant to the following formula:

                             Interbank Offered Rate
     Eurodollar Rate = -----------------------------------
                        1 - Eurodollar Reserve Percentage

The Eurodollar Rate shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

     EURODOLLAR RATE LOAN means a Eurodollar Rate Revolving Credit Loan or a Eurodollar Rate Term Loan.

     EURODOLLAR RATE MARGIN means 3.00% from the Effective Date until the first day of the first calendar month beginning after the date on which a New Subordinated Debt Rate Reduction Event, if any, occurs and 2.25% thereafter; PROVIDED, HOWEVER, that (a) if for the Fiscal Year ending on December 30, 1995, ProSource and its Consolidated Subsidiaries shall have achieved Consolidated EBITDA of not less than $25,500,000 and no Default or Event of Default shall have occurred and be continuing, such margin shall be reduced to 2.75%, effective as of the first day of the month following delivery (in accordance with the provisions of SECTION 11.1(b)) of audited financial statements for Fiscal Year 1995 permitting the Administrative Agent to verify such achievement and (b) from and after the third Anniversary Date, such margin shall be subject to reduction (but not increase) in accordance with the pricing matrix attached to this Agreement as SCHEDULE 1.1B - PRICING MATRIX based on the Fixed Charge Coverage Ratio and Total Debt to EBITDA Ratio set forth in a timely delivered Compliance Certificate. Any of the foregoing margin reductions shall be effective, provided no Default or Event of Default shall have occurred and be continuing, from the first day of the first month following the relevant event or the last date covered by the relevant Compliance Certificate.

     EURODOLLAR RATE REVOLVING CREDIT LOAN means any Revolving Credit Loan bearing interest at the time in question determined with reference to the Eurodollar Rate.

     EURODOLLAR RATE TERM LOAN as to each Term Loan, means that portion of the unpaid principal amount thereof bearing interest at the time in question determined with reference to the Eurodollar Rate.

     EURODOLLAR RESERVE PERCENTAGE, means that percentage (expressed as a decimal) which is in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System, as such regulation may be amended from time to time or any successor regulation, as the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency, special, or marginal reserves) applicable with respect to

Eurocurrency liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate of Eurodollar Rate Loans is determined), whether or not any Lender has any Eurocurrency liabilities subject to such reserve requirement at that time. Eurodollar Rate Loans shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credits for proration, exceptions or offsets that may be available from time to time to any Lender.

     EVENT OF DEFAULT means any of the events specified in SECTION 13.1, PROVIDED that any requirement for notice or lapse of time or any other condition has been satisfied.

     EXISTING LETTER OF CREDIT means each letter of credit issued by NationsBank for the account of ProSource or PDS, as the case may be, pursuant to the Existing Loan Agreement or the Existing PDS Loan Agreement, respectively, which is outstanding on the Effective Date or as to which an unsatisfied "Reimbursement Obligation" as defined in the Existing Loan Agreement or the Existing PDS Loan Agreement exists on the Effective Date.

     EXISTING LOAN AGREEMENT has the meaning specified in paragraph 3 of the Preliminary Statement.

     EXISTING PDS LOAN AGREEMENT has the meaning specified in paragraph 3 of the Preliminary Statement.

     FEDERAL FUNDS EFFECTIVE RATE means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve system arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of Atlanta, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by NationsBank from three federal funds brokers of recognized standing selected by NationsBank.

     FINANCIAL OFFICER means the chief financial officer, Treasurer or Controller of the Borrower.

     FINANCING STATEMENTS means any and all Uniform Commercial Code financing statements, in form and substance satisfactory to the Administrative Agent, executed and delivered by the Borrower to the Administrative Agent, naming the Administrative Agent as secured party and the Borrower as debtor, in connection with this Agreement.

     FISCAL MONTH means the period of four or five consecutive weeks beginning on the first day of a Fiscal Year of the Borrower and ending on the last Saturday on or before the following January 31 and each period of four or five consecutive weeks beginning on the Sunday following the end of the preceding Fiscal Month and ending on the last Saturday on or before the last day of the next calendar month (or of the same calendar month, if the first day of the Fiscal Month was also the first day of a calendar month).

     FISCAL QUARTER means the period of three consecutive Fiscal Months beginning on the first day of a Fiscal Year of the Borrower and each succeeding consecutive period of three consecutive Fiscal Months.

     FISCAL YEAR means each period of 52 or 53 consecutive weeks beginning on the Sunday following the last Saturday in one calendar year and ending on the last Saturday in the next calendar year and when followed by the designation of a year, means such period ending on the last Saturday in such designated year.

     FIXED CHARGES for any specified period means the sum of Adjusted Interest Expense for such period, principal repayments scheduled to be made by any Borrower in respect of long-term Debt during such period (whether or not such repayment is made), Capital Expenditures made by the Borrowers during such period other than from the proceeds of Debt (excluding proceeds of the Loans) and cash income taxes paid by any Borrower during such period.

     FIXED CHARGE COVERAGE RATIO means for any specified period, the ratio of EBITDA for such period to Consolidated Fixed Charges for such period.

     GAAP means generally accepted accounting principles consistently applied and maintained throughout the period indicated and, when used with reference to ProSource or any Subsidiary, consistent with the prior financial practice of ProSource, as reflected on the financial statements referred to in SECTION 7.1(o); PROVIDED, HOWEVER, that, in the event that changes shall be mandated by the Financial Accounting Standards Board or any similar accounting authority of comparable standing, or shall be recommended by the Borrowers' independent public accountants, such changes shall be included in GAAP as applicable to the Borrowers only from and after such date as the Borrowers, the Required Lenders and the Administrative Agent shall have amended this Agreement to the extent necessary to reflect any such changes in the financial covenants set forth in
ARTICLE 12; PROVIDED, FURTHER, that in the event of any such change in GAAP, prior to the time that this Agreement shall have been so amended to reflect changes in financial covenants, the requirement of SECTION 11.1 with respect to the conformity of the financial statements delivered pursuant thereto to GAAP shall mean GAAP including such changes only if the Borrowers shall accompany any financial statement so delivered with a reconciliation of the amounts set forth in such financial statement to the amounts that would have been set forth therein pursuant to GAAP without such changes.

     GMRC means General Mills, Inc. so long as it is the owner of any restaurant concepts that are customers of a Borrower (as of the Agreement Date, these concepts are Red Lobster, Olive Garden and China Coast) and any subsequent owner or owners of such concepts.

     GENERAL INTANGIBLES means, as to any Person, all of such Person's then owned or existing and future acquired or arising general intangibles, choses in action and causes of action and all other intangible personal property of such Person of every kind and nature (other than Receivables), including, without limitation, all Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, goodwill, computer software, customer lists, registrations, licenses, franchises, tax refund claims, reversions or any rights thereto and any other amounts payable to such Person from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which such Person is beneficiary and any letter of credit, guarantee, claims, security interest or other security held by or granted to such Person to secure payment by an Account Debtor of any of the Receivables.

     GOVERNMENTAL APPROVALS means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all governmental bodies, whether federal, state, local or foreign national or provincial and all agencies thereof.

     GUARANTY, GUARANTEED OR TO GUARANTEE as applied to any obligation of another Person shall mean and include

     (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation of such other Person, and

     (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation of such other Person whether by

          (i)  the purchase of securities or obligations,

          (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation, or to assure the owner of such obligation against loss,

          (iii) the supplying of funds to or in any other manner investing in the obligor with respect to such obligation,

          (iv) repayment of amounts drawn down by beneficiaries of letters of credit, or

          (v) the supplying of funds to or investing in a Person on account of all or any part of such Person's obligation under a Guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation.

     INDEBTEDNESS of any Person means, without duplication, all Liabilities of such Person, and to the extent not otherwise included in Liabilities, the following:

     (a) all obligations for money borrowed or for the deferred purchase price of property or services,

     (b) all obligations (including, during the noncancellable term of any lease in the nature of a title retention agreement, all future payment obligations under such lease discounted to their present value in accordance with GAAP) secured by any Lien to which any property or asset owned or held by such Person is subject, whether or not the obligation secured thereby shall have been assumed by such Person,

     (c) all obligations of other Persons which such Person has Guaranteed, including, but not limited to, all obligations of such Person consisting of recourse liability with respect to accounts receivable sold or otherwise disposed of by such Person,

     (d) all obligations (including contingent obligations) of such Person in respect of Interest Rate Protection Agreements, and

     (e) in the case of the Borrowers (without duplication) all Secured Obligations and all obligations under the Parent Subordinated Debt and the New Subordinated Debt.

     INSTALLMENT PAYMENT DATE means the first day of each January, April, July and October commencing on July 1, 1995.

     INTERBANK OFFERED RATE means, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, the average (rounded upward to the nearest one-sixteenth (1/16) of one percent) per annum rate of interest determined by the Administrative Agent (each such determination to be conclusive and binding absent manifest error) as of two Business Days prior to the first day of such Interest Period from Telerate Page 3750 as the effective rate at which deposits in immediately available funds in Dollars are being offered or quoted to major banks in the interbank market for Eurodollar deposits for a term comparable to such Interest Period and in the amount of the Eurodollar Rate Loan. If such rate is unavailable on such service, then such rate may be determined by the Administrative Agent from any other interest rate reporting service of recognized standing that the Administrative Agent shall select.

     INTEREST EXPENSE as applied to any Person, means the aggregate of all interest paid or accrued by such Person, including, without limitation, all interest, fees and costs payable with respect to Indebtedness (other than fees and costs that may be capitalized as transaction costs in accordance with
GAAP), all as determined in accordance with GAAP.

     INTEREST MARGIN means (a) with respect to a Prime Rate Loan, the Prime Rate Margin, and (b) with respect to a Eurodollar Rate Loan, the Eurodollar Rate Margin.

     INTEREST PAYMENT DATE means the first day of each calendar month commencing on May 1, 1995 and continuing thereafter until the Secured Obligations have been irrevocably paid in full.

     INTEREST PERIOD means with respect to each Eurodollar Rate Loan, the period commencing on the date of the making or continuation of or conversion to such Eurodollar Rate Loan and ending one, two, three or six months thereafter, as the Borrowers may elect in the applicable Notice of Borrowing or Notice of Conversion or Continuation; PROVIDED, that:

          (i) any Interest Period that would otherwise end on a day that is not a Business Day shall, subject to the provisions of CLAUSE (iii) below, be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

          (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to CLAUSE (iii) below, end on the last Business Day of a calendar month;

          (iii) any Interest Period that would otherwise end after the Termination Date shall end on the Termination Date;

          (iv) no Interest Period applicable to a Eurodollar Rate Term Loan may end after the next Installment Payment Date unless the aggregate principal amount of Base Rate Term Loans and Eurodollar Rate Term Loans having Interest Periods ending prior to such Installment Payment Date is at least equal to the amount of the principal repayment due hereunder on such Installment Payment Date; and

          (v) notwithstanding CLAUSE (iii) above, no Interest Period shall have a duration of less than one month and if any applicable Interest Period would be for a shorter period, such Interest Period shall not be available hereunder.

     INTEREST RATE PROTECTION AGREEMENT shall mean an interest rate swap, cap or collar agreement or similar arrangement between the Borrowers (or either of them) and a Lender providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

     INTERNAL REVENUE CODE means the Internal Revenue Code of 1986, as amended from time to time.

     INVENTORY means and includes, as to any Person, all of such Person's then-owned or existing and future acquired or arising inventory as such term is defined in the Uniform Commercial Code and shall include, without limitation,

     (a) all goods intended for sale or lease by such Person, or for display or demonstration, including, without limitation, food and paper supplies and other products intended for sale by such Person to its customers,

     (b) all work in process,

     (c) all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in such Person's business, and

     (d) all documents evidencing and General Intangibles relating to any of the foregoing.

     INVESTMENT means, with respect to any Person:

     (a) the acquisition or ownership by such Person of any share of capital stock, evidence of Indebtedness or other security issued by any other Person,

     (b) any loan, advance or extension of credit to, or contribution to the capital of, any other Person, excluding advances to employees in the ordinary course of business for business expenses,

     (c) any Guaranty of the obligations of any other Person,

     (d) any other investment (other than the Acquisition of a Business Unit) in any other Person, and

     (e) any commitment or option to make any of the investments listed in CLAUSES (a) through (d) above if, in the case of an option, the consideration therefor exceeds $100.

     LENDER means at any time any financial institution party to this agreement at such time, including any such Person becoming a party hereto pursuant to the provisions of ARTICLE 14, and its successors and assigns, and LENDERS means at any time all of the financial institutions party to this Agreement at such time, including any such Persons becoming parties hereto pursuant to the provisions of ARTICLE 14, and their successors and assigns.

     LETTER OF CREDIT means any letter of credit issued by NationsBank for the account of a Borrower after the Effective Date pursuant to ARTICLE 3, and each Existing Letter of Credit.

     LETTER OF CREDIT AMOUNT means, with respect to any or all Letter(s) of Credit, the aggregate maximum amount at any time available for drawing (assuming all conditions to drawing are satisfied) under such Letter(s) of Credit.

     LETTER OF CREDIT FACILITY means a subfacility of the Revolving Credit Facility consisting of Letter of Credit Obligations in an aggregate amount not to exceed $20,000,000.

     LETTER OF CREDIT OBLIGATIONS means, at any time, the sum of (a) the Reimbursement Obligations of the Borrowers at such time, PLUS (b) the aggregate Letter of Credit Amount of Letters of Credit outstanding at such time, PLUS (c) the aggregate Letter of Credit Amount of Letters of Credit that NationsBank is obligated to cause to be issued pursuant to SECTION 3.4(b) but that have not yet been issued, in each case as determined by the Administrative Agent.

     LETTER OF CREDIT RESERVE means, at any time, the aggregate Letter of Credit Obligations at such time, other than Letter of Credit Obligations that are fully secured by Cash Collateral.

     LIABILITIES of any Person means all items (except for items of capital stock, additional paid-in capital or retained earnings, or of general contingency or deferred tax reserves) which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Liabilities are to be determined.

     LIEN as applied to the property of any Person means:

     (a) any mortgage, deed to secure debt, deed of trust, lien, pledge, collateral assignment, charge, lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security interest, security title or encumbrance of any kind in respect of any property of such Person, or upon the income or profits therefrom,

     (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person,

     (c) any Indebtedness which is unpaid more than 30 days after the same shall have become due and payable and which if unpaid might by law (including, but not limited to, bankruptcy and insolvency laws) other than pursuant to
Section 507 of the Bankruptcy Code, or otherwise, be given any priority whatsoever over the Secured Obligations, and

     (d) the filing of, or any agreement to give, any financing statement under the Uniform Commercial Code or its equivalent in any jurisdiction, excluding informational financing statements relating to property leased by a Borrower.

     LOAN means any Revolving Credit Loan or Term Loan, as well as all such loans collectively, as the context requires.

     LOAN ACCOUNT and LOAN ACCOUNTS have the meanings specified in SECTION
5.14.

     LOAN DOCUMENTS means collectively this Agreement, the Notes, the Security Documents and each other instrument, agreement or document (which has not been terminated in writing) executed by a Borrower, the Parent or any Affiliate or Subsidiary of a Borrower or the Parent in connection with this Agreement, the Existing Loan Agreement or the Existing PDS Loan Agreement, whether prior to, on or after the Effective Date and each other instrument, agreement or document referred to herein or contemplated hereby.

     LOCKBOX means each U. S. Post Office Box specified in a Lockbox Agreement.

     LOCKBOX AGREEMENT means each agreement between a Borrower and a Clearing Bank concerning the establishment of a Lockbox for the collection of Receivables.

     LONG-TERM LIABILITIES means, with respect to any Person, the aggregate amount of all Liabilities of such Person other than Liabilities of such Person which should properly be classified as current liabilities in accordance with GAAP.

     MALONE means Malone Products, Inc., an Oklahoma corporation.

     MALONE ACQUISITION AGREEMENT means the Asset Purchase Agreement dated August 19, 1994 among Malone, Bill G. Malone, Rosa K. Malone, Shirley Malone, James D. Malone, Jack Russell and PDS, as amended through November 1, 1994.

     MALONE AGREEMENTS means the agreements listed on SCHEDULE 1.1H - MALONE AGREEMENTS, as amended and in effect from time to time.

     MARGIN STOCK means margin stock as defined in Section 221.1(h) of Regulation U, as the same may be amended or supplemented from time to time.

     MATERIAL DEFAULT means any Default other than a Non-Material Default.

     MATERIALLY ADVERSE EFFECT means, with respect to any Person, a materially adverse effect upon such Person's business, assets, liabilities, condition (financial or otherwise), results of operations or business prospects, and in addition (i) with respect to the Borrowers, means a materially adverse effect upon a Borrower's ability to perform its obligations hereunder or under any other Loan Document to which it is a party or upon the enforceability of such obligations against such Borrower and (ii) with respect to Parent, means a materially adverse effect upon Parent's ability to perform its obligations under the Parent Guaranty, the Pledge Agreement or under any other Loan Document to which it is a party or upon the enforceability of such obligations against Parent.

     MERGER means the merger of PDS with and into ProSource with ProSource as the surviving corporation, effected pursuant to the Merger Documents.

     MERGER DOCUMENTS means the Merger Agreement and other related agreements and documents, each in form and substance satisfactory to the Co-Agents in their reasonable judgment, setting forth the terms and conditions of the Merger.

     MINIMUM COMMITMENT means an amount equal to $10,000,000.

     MONTHLY BORROWING BASE CERTIFICATE means a certificate, in the form of EXHIBIT C-2 hereto or as otherwise reasonably required by the Administrative Agent, setting forth by category Eligible Receivables and Eligible Inventory and the computations necessary to determine the Borrowing Base as of its date.

     MORTGAGES means and includes any and all of the mortgages, deeds of trust, deeds to secure debt, assignments and other instruments executed and delivered by a Borrower to or for the benefit of the Administrative Agent by which the Administrative Agent acquires a Lien on a Borrower's Real Estate or a collateral assignment of a Borrower's interest under leases of Real Estate, and all amendments, modifications and supplements thereto.

     MULTIEMPLOYER PLAN means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which a Borrower or a Related Company is required to contribute or has contributed within the immediately preceding six years.

     NATIONSBANK means NationsBank of Georgia, N.A., a national banking association.

     NATIONSBANK ASSIGNMENT means the Non-Recourse Assignment of Rights, in form and substance satisfactory to the Co-Agents, made by NationsBank to the Administrative Agent, for the benefit of the Lenders, relating to NationsBank's assignable rights under the BKC Agreements, the Valley Agreements and the Malone Agreements.

     NET AMOUNT means, with respect to any Investments made by any Person, the gross amount of all such Investments, MINUS the aggregate amount of all cash received and the fair value, at the time of receipt by such Person, of all property received as payments of principal or premiums, returns of capital, liquidating dividends or distributions, proceeds of sale or other dispositions with respect to such Investments.

     NET INCOME means, as applied to any Person, the net income (or net loss) of such Person for the period in question after giving effect to deduction of or provision for all operating expenses, all taxes and reserves (including reserves for deferred taxes) and all other proper deductions, all determined in accordance with GAAP, provided that there shall be excluded:

     (a) the net income (or net loss) of any Person accrued prior to the date it becomes a Subsidiary of, or is merged into or consolidated with, the Person whose Net Income is being determined or a Subsidiary of such Person,

     (b) the net income (or net loss) of any Person in which the Person whose Net Income is being determined or any Subsidiary of such Person has an ownership interest, except, in the case of net income, to the extent that any such income has actually been received by such Person or such Subsidiary in the form of cash dividends or similar distributions,

     (c) any restoration of any contingency reserve, except in the ordinary course of business or except to the extent that provision for such reserve was made out of income during such period,

     (d) any net gains or losses on the sale or other disposition, not in the ordinary course of business, of Investments, Business Units and other capital assets, provided that there shall also be excluded any related charges for taxes thereon,

     (e) any net gain arising from the collection of the proceeds of any insurance policy,

     (f) any write-up of any asset, and

     (g) any other extraordinary item.

     NET OUTSTANDINGS of any Lender means, at any time, the sum of (a) all amounts paid by such Lender (other than pursuant to SECTION 15.7) to the Administrative Agent in respect of Revolving Credit Loans, MINUS (b) all amounts paid by the Administrative Agent to such Lender which are received by the Administrative Agent and which, pursuant to this Agreement, are paid over to such Lender for application in reduction of the outstanding principal balance of the Revolving Credit Loans.

     NET PROCEEDS means proceeds received by ProSource or any of its Subsidiaries in cash from any Asset Disposition (including, without limitation, payments under notes or other debt securities received in connection with any Asset Disposition), net of: (a) the transaction costs of such sale, lease, transfer or other disposition; (b) any tax liability arising from such transaction; and (c) amounts applied to repayment of Indebtedness (other than the Secured Obligations) secured by a Lien on the asset or property disposed.

     NET WORTH means, with respect to any Person, such Person's total shareholder's equity (including capital stock, additional paid-in capital and retained earnings, after deducting treasury stock) which would appear as such on a balance sheet of such Person prepared in accordance with GAAP.

     NEW SUBORDINATED DEBT means Subordinated Debt (other than Parent Subordinated Debt or other Debt owing to the Parent or an Affiliate of ProSource) issued by

ProSource after the Effective Date, in a principal amount of up to $75,000,000, on terms and conditions satisfactory to the Required Lenders in their reasonable discretion.

     NEW SUBORDINATED DEBT RATE REDUCTION EVENT means the receipt by ProSource in cash of net proceeds as of the issuance and sale of New Subordinated Debt in an amount which, when added to the net proceeds to ProSource of all other New Subordinated Debt then outstanding, equals or exceeds $60,000,000.

     NON-MATERIAL DEFAULT means a Default, of the existence of which the Administrative Agent has actual notice, as to which the Administrative Agent and the Required Lenders have elected not to take any action required to be taken hereunder as a condition to such Default becoming an Event of Default.

     NON-RATABLE LOAN means a Prime Rate Revolving Credit Loan made by NationsBank in accordance with the provisions of SECTION 5.17(c).

     NOTE means any of the Revolving Credit Notes and the Term Notes and NOTES means more than one such Note.

     NOTICE OF CONVERSION OR CONTINUATION has the meaning specified in SECTION 5.6.

     ONEX means Onex Corporation, a corporation organized under the laws of Ontario, Canada.

     ONEX SUBORDINATION AGREEMENT means the Subordination Agreement dated as of the Effective Date, by and among the Administrative Agent, Onex and ProSource.

     OPERATING LEASE means any lease (other than a lease constituting a Capitalized Lease Obligation) of real or personal property.

     PBGC means the Pension Benefit Guaranty Corporation and any successor agency.

     PARENT means ProSource, Inc., a Delaware corporation formerly known as Onex Distribution, Inc.

     PARENT GUARANTY means the Unconditional Guaranty, dated as of a date on or about the Effective Date, in form and substance satisfactory to the Lenders, executed by the Parent in favor of the Administrative Agent.

     PARENT PLEDGE AGREEMENT means the Stock Pledge Agreement, in form and substance satisfactory to the Lenders, dated as of the Effective Date, between the Parent and Administrative Agent.

     PARENT SUBORDINATED DEBT means the Indebtedness of ProSource evidenced by the Parent Subordinated Notes, including principal thereof and interest and premium, if any, thereon, and any other Indebtedness related thereto.

     PARENT SUBORDINATED NOTE means each of (i) the Subordinated Promissory Note dated as of June 30, 1992 in the original principal amount of $2,500,000 executed by ProSource in favor of the Parent and (ii) the Subordinated Promissory Note, dated as of a date on or about the Effective Date, in the original principal amount of $15,000,000 executed by ProSource in favor of Onex Ohio Holdings, Inc., in each case as the same may be amended, modified, extended, renewed or replaced from time to time with the consent of the Required Lenders.

     PATENTS means and includes, in each case whether now existing or hereafter arising, all of the Borrowers' right, title and interest in and to

     (a) any and all patents and patent applications,

     (b) inventions and improvements described and claimed therein,

     (c) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof,

     (d) income, royalties, damages, claims and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof,

     (e) rights to sue for past, present and future infringements thereof, and

     (f) all rights corresponding to any of the foregoing throughout the world.

     PERMITTED INVESTMENTS means Investments of any Borrower in:

     (a) negotiable certificates of deposit and time deposits issued by NationsBank or by any United States or Canadian bank or trust company having capital, surplus and undivided profits in excess of $100,000,000,

     (b) any direct obligation of the United States of America or any Agency or instrumentality thereof which has a remaining maturity at the time of purchase of not more than one year and repurchase agreements relating to the same,

     (c) sales of inventory on credit in the ordinary course of business,

     (d) shares of capital stock, evidence of Indebtedness or other security acquired by such Borrower in consideration for or as evidence of past-due or restructured Receivables in an aggregate face amount of such Receivables as to all Borrowers that does not exceed at any time, net of all reserves properly established by the appropriate Borrower and attributable to such Receivables (or stock, notes, etc.), $6,000,000,

     (e) Guaranties permitted pursuant to SECTION 12.3,

     (f) those items described on SCHEDULE 1.1E - PERMITTED INVESTMENTS, and

     (g) other Investments not in excess of $10,000 individually or $50,000 in the aggregate in any Fiscal Year.

     PERMITTED LIENS means:

     (a) Liens securing taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA) or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, but (i) in all cases only if payment shall not at the time be required to be made in accordance with SECTION 10.6, and (ii) in the case of warehousemen or landlords, only if such liens are junior to the Security Interest in any of the Collateral,

     (b) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation or under payment or performance bonds,

     (c) encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which do not materially detract from the value of such property or impair the use thereof in the business of the Borrower,

     (d) Purchase Money Liens securing Permitted Purchase Money Debt,

     (e) Liens and encumbrances shown on SCHEDULE 1.1F - PERMITTED LIENS, and

     (f) Liens of the Administrative Agent, for the benefit of the Lenders, arising under this Agreement and the other Loan Documents.

     PERMITTED PURCHASE MONEY DEBT means Purchase Money Debt of ProSource incurred after the Agreement Date

     (a) which is secured by a Purchase Money Lien,

     (b) the aggregate principal amount of which does not exceed an amount equal to 100% of the lesser of

          (i) the cost (including the principal amount of such, Indebtedness whether or not assumed) of the property subject to such Lien, and

          (ii) the fair value of such property at the time of its acquisition, and

     (c) which, when aggregated with the principal amount of all other such Debt and Capitalized Lease Obligations of the Borrowers at the time outstanding, does not exceed the amount set forth in SECTION 12.10.

     PERSON means an individual, corporation, partnership, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     PLAN means any employee benefit plan as defined in Section 3(3) of ERISA in respect of which a Borrower or any Related Company is, or within the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

     PLEDGE AGREEMENT means a Pledge Agreement dated as of the Effective Date, made by the Parent in favor of the Administrative Agent.

     PRIME RATE means on any day the interest rate per annum equal to the rate of interest publicly announced by the Administrative Agent at its head office as its "prime" rate, as in effect on the last Business Day of the calendar month immediately preceding the month in which such day falls. The Administrative Agent lends at rates above and below the Prime Rate.

     PRIME RATE LOAN means a Prime Rate Revolving Credit Loan or a Prime Rate Term Loan.

     PRIME RATE MARGIN means .50% from the Effective Date until the first day of the first calendar month following the month in which the New Subordinated Debt Rate Reduction Event occurs and .25% thereafter.

     PRIME RATE REVOLVING CREDIT LOAN means a Revolving Credit Loan bearing interest at the time in question determined with reference to the Prime Rate.

     PRIME RATE TERM LOAN as to each Term Loan, means that portion of the unpaid principal amount thereof bearing interest at the time in question determined with reference to the Prime Rate.

     PRO FORMA means the pro forma consolidated balance sheet of the Borrowers as at the Effective Date, immediately after giving effect to the transactions contemplated by this Agreement, the Division Acquisition Agreement, the other Division Acquisition Documents and the Merger Documents.

     PROJECTIONS means the forecasted (a) balance sheets, (b) income statements and (c) cash flow statements of the Borrowers for the 1995 through 2001 Fiscal Years, prepared on a Fiscal Month basis for the 1995 and 1996 Fiscal Years and on an annual basis for each Fiscal Year thereafter, together with appropriate supporting details and a statement of underlying assumptions.

     PROPRIETARY RIGHTS means all of the Borrowers' now owned and hereafter arising or acquired: Patents, Copyrights, Trademarks, including, without limitation, those Proprietary Rights set forth on SCHEDULE 7.1(cc) hereto, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

     PROSOURCE PLEDGE AGREEMENT means a Pledge Agreement dated as of the Effective Date, made by ProSource in favor of the Administrative Agent.

     PURCHASE MONEY DEBT means

     (a) Debt (other than the Parent Subordinated Debt) issued in full or partial payment of all or any part of the purchase price of any property (other than Inventory),

     (b) any Debt (other than the Parent Subordinated Debt) incurred at the time of or within 30 days prior to or after the acquisition of any property (other than Inventory) for the purpose of financing all or any part of the purchase price thereof, and

     (c) any renewals, extensions or refinancings of the foregoing, but not any increases in the principal amounts thereof outstanding at the time of any such renewal, extension or refinancing.

     PURCHASE MONEY LIEN means any Lien securing Purchase Money Debt, but only if such Lien shall at all times be confined solely to the property the purchase price of which was financed through the incurrence of the Purchase Money Debt secured by such Lien.

     REAL ESTATE means all of the Borrowers' now or hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds and future interests, together with all of the Borrower's now or hereafter owned or leased interests in the improvements and emblements thereon, the fixtures attached thereto and the easements appurtenant thereto, including, without limitation the real property described on SCHEDULE 7.1(x).

     RECEIVABLES means and includes, as to any Person, all of such Person's then owned or existing and future acquired or arising (a) rights to the payment of money or other forms of consideration of any kind (whether classified under the Uniform Commercial Code as accounts, contract rights, chattel paper, general intangibles, or otherwise) including, but not limited to, accounts, accounts receivable, letters of credit and the right to receive payment thereunder, chattel paper, tax refunds, insurance proceeds, Contract Rights, notes, drafts, instruments, documents, acceptances, and all other debts, obligations and liabilities in whatever form from any Person, (b) all guarantees, security and Liens for payment thereof, (c) all goods, whether now owned or hereafter acquired, and whether sold, delivered, undelivered, in transit or returned, which may be represented by, or the sale or lease of which may have given rise to, any such right to payment or other debt, obligation or liability, and (d) all proceeds of any of the foregoing.

     REGULATION U means Regulation U of the Board of Governors of the Federal Reserve System (or any successor).

     REIMBURSEMENT AGREEMENT means, with respect to a Letter of Credit, such form of application therefor and form of reimbursement agreement therefor (whether in a single document or several documents) as NationsBank may employ in the ordinary course of business for its own account, with such modifications thereto as may be agreed upon by NationsBank and the Borrower, provided that such application and agreement and any modifications thereto are not inconsistent with the terms of this Agreement.

     REIMBURSEMENT OBLIGATIONS means the reimbursement or repayment obligations of the Borrowers to NationsBank pursuant to SECTION 3.6 or pursuant to a Reimbursement Agreement with respect to amounts that have been drawn under Letters of Credit.

     RELATED COMPANY means any (i) corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Internal Revenue Code) as any Borrower; (ii) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Internal Revenue Code) with any Borrower; (iii) member of the same affiliated service group (within the meaning of Section 414(m) of the Internal Revenue Code) as any Borrower, any corporation described in CLAUSE
(i) above or any partnership, trade or business described in CLAUSE (ii) above; or (iv) any other entity required to be aggregated with any Borrower pursuant to Section 414 (o) of the Internal Revenue Code.

     RELEASE means release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment or into or out of any property, including the movement of Contaminants through or in the air, soil, surface water or groundwater.

     REMEDIAL ACTION means actions required to (i) clean up, remove, treat or in any other way address Contaminants in the indoor or outdoor environment;
(ii) prevent the Release or threat of Release or minimize the further Release of Contaminants so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; or (iii) perform pre-remedial studies and investigations and post-remedial monitoring and care.

     REPORTABLE EVENT has the meaning set forth in Section 4043(b) of ERISA, but shall not include a Reportable Event as to which the provision for 30 days' notice to the PBGC is waived under applicable regulations.

     REQUIRED LENDERS means, at any time, any combination of Lenders (other than any Lender that, at the time of determination, is in breach of its commitment to make Loans to the Borrowers hereunder) whose Commitment Percentages at such time are at least equal to 66-2/3% of the Commitments of all such Lenders or, if no Commitments are in effect, who hold at least 66-2/3% in principal amount of the Notes outstanding at such time.

     RESTRICTED DISTRIBUTIONS by any Person means (a) its retirement, redemption, purchase, or other acquisition for value of any capital stock or other equity securities or partnership interests issued by such Person, (b) the declaration or payment of any dividend or distribution on or with respect to any such securities or partnership interests, (c) any loan or advance by such Person to, or other investment by such Person in, the holder of any of such securities or partnership interests, and (d) any other payment by such Person in respect of such securities or partnership interests.

     RESTRICTED PAYMENT means (a) any redemption or prepayment or other retirement, prior to the stated maturity thereof or prior to the due date of any regularly scheduled installment or amortization payment with respect thereto, of any Debt or of any Indebtedness that is junior and subordinate to the Secured Obligations, (b) the payment by any Person of the principal amount of or interest on any Indebtedness (other than trade debt) owing to a shareholder, partner or equity holder of such Person or to any Affiliate of any such shareholder, partner or equity holder and (c) the payment of any management, consulting or similar fee by any Person to any Affiliate of such Person.

     REVOLVING CREDIT FACILITY means the principal amount of $210,000,000 or such lesser or greater amount as shall be agreed upon from time to time in writing by the Administrative Agent, the Lenders and the Borrowers.

     REVOLVING CREDIT LOANS means loans made to the Borrowers pursuant to
SECTION 2.1.

     REVOLVING CREDIT NOTE means each Revolving Credit Note made by the Borrowers payable to the order of a Lender evidencing the joint and several obligation of the Borrowers to pay the aggregate unpaid principal amount of the Revolving Credit Loans made to them by such Lender (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor whether payable to such Lender or to a different Lender in connection with a Person becoming a Lender) substantially in the form of EXHIBIT A hereto, with all blanks properly completed, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or refinanced, and Revolving Credit Notes means all such Notes.

     SCHEDULE OF INVENTORY means a schedule delivered by the Borrowers to the Administrative Agent pursuant to the provisions of SECTION 9.12(b).

     SCHEDULE OF RECEIVABLES means a schedule delivered by the Borrowers to the Administrative Agent pursuant to the provisions of SECTION 9.12(a).

     SECURED OBLIGATIONS means, in each case whether now in existence or hereafter arising,

     (a) the principal of, and interest and premium, if any, on, the Loans,

     (b) the Reimbursement Obligations and all other obligations of the Borrowers to NationsBank, the Administrative Agent or any Lender arising in connection with the issuance of Letters of Credit,

     (c) any and all obligations of the Borrowers to the Administrative Agent or any Lender under any Interest Rate Protection Agreement to which the Borrowers (or either of them) and the Administrative Agent or such Lender are parties, of which the Administrative Agent has received notice from the Borrowers and which Interest Rate Protection Agreement is acceptable to the Administrative Agent, in its reasonable judgment, as reasonably related to this Agreement and the Loans, and

     (d) all indebtedness, liabilities, obligations, covenants and duties of the Borrowers to NationsBank as the issuer of a Letter of Credit, the Administrative Agent, the Co-Agents or to the Lenders of every kind, nature and description arising under or in respect of this Agreement, the Notes or any of the other Loan Documents, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money, including without limitation, fees required to be paid pursuant to
ARTICLE 5 and expenses required to be paid or reimbursed pursuant to SECTION
16.2.

     SECURITY DOCUMENTS means each of the following:

     (a) the Mortgages,

     (b) the Financing Statements,

     (c) the Division Acquisition Agreement Assignment,

     (d) the BKC Agreements,

     (e) the Valley Agreements,

     (f) the Parent Guaranty,

     (g) the Parent Pledge Agreement,

     (h) the ProSource Pledge Agreement, and

     (i) each other writing executed and delivered by a Borrower or any other Person securing or purporting to secure the Secured Obligations.

     SECURITY INTEREST means the Liens of the Administrative Agent, for the benefit of the Lenders, on and in the Collateral effected hereby or by any of the Security Documents or pursuant to the terms hereof or thereof.

     SELLER NOTE means the Subordinated Note due March 31, 2002, dated on or about the Effective Date, made by the Parent in favor of The Martin-Brower Company in the original principal amount of $10,000,000, in the form reviewed and accepted by the Administrative Agent prior to the Agreement Date, as the same may be amended, modified or extended with the consent of all the Lenders and the Administrative Agent.

     SELLERS has the meaning specified in the Preliminary Statement.

     SETTLEMENT DATE means each Business Day selected by the Administrative Agent in its sole discretion subject to and in accordance with the provisions of SECTION 5.17(c)(i) as of which a Settlement Report is delivered by the Administrative Agent and on which settlement is to be made among the Lenders in accordance with the provisions of SECTION 5.17.

     SETTLEMENT REPORT means each report, substantially in the form attached hereto as EXHIBIT F, prepared by the Administrative Agent and delivered to each Lender and setting forth, among other things, as of the Settlement Date indicated thereon and as of the next preceding Settlement Date, the aggregate principal balance of all Revolving Credit Loans outstanding, each Lender's Commitment Percentage thereof, each Lender's Net Outstandings and all Non-Ratable Loans made, and all payments of principal, interest and fees received by the Administrative Agent from the Borrowers during the period beginning on such next preceding Settlement Date and ending on such Settlement Date.

     SHAREHOLDER LOAN GUARANTY means the Unconditional Guaranty dated as of June 30, 1992, executed by ProSource in favor of NationsBank of Florida, N.A., providing for such Borrower's Guaranty of the payment of the principal amount of loans made by NationsBank of Florida, N.A. to shareholders of the Parent, the proceeds of which were contributed to the capital of the Parent and contributed by the Parent to the capital of such Borrower, as amended, modified, supplemented or restated from time to time with the written consent of the Administrative Agent.

     SHAREHOLDERS AGREEMENT means the Management Shareholders Agreement dated June 30, 1992, among the Parent, Onex U.S. Investments, Inc. and the individuals named from time to time to Schedule I thereto, as amended, modified, supplemented or restated from time to time with the written consent of the Administrative Agent.

     SUBORDINATED DEBT means all unsecured Debt of ProSource or its Subsidiaries which is validly and effectively made subordinate and junior in right of payment to the Secured Obligations on terms and conditions satisfactory to the Required Lenders.

SUBSIDIARY

     (a) when used to determine the relationship of a Person to another Person, means a Person of which an aggregate of 50% or more of the stock of any class or classes or 50% or more of other ownership interests is owned of record or beneficially by such other Person, or by one or more Subsidiaries of such other Person, or by such other Person and one or more Subsidiaries of such Person,

          (i) if the holders of such stock, or other ownership interests, (A) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or other individuals performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency, or (B) are entitled, as such holders, to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, whether or not the right so to vote exists by reason of the happening of a contingency, or

          (ii) in the case of such other ownership interests, if such ownership interests constitute a majority voting interest, and

     (b) when used with respect to a Plan, ERISA or a provision of the Internal Revenue Code pertaining to employee benefit plans, also means any corporation, trade or business (whether or not incorporated) which is under common control with ProSource or which together with ProSource is part of an affiliated service group and is treated as a single employer with ProSource under Sections 414(b), 414(c) or 414(m) of the Internal Revenue Code and the regulations thereunder.

     SUPPORT AGREEMENTS means the Support Agreements, in form and substance satisfactory to the Administrative Agent, dated on or about the Effective Date, made by Paul A. Garcia de Quevedo, Thomas C. Highland, David R. Parker and Daniel Adzia in favor of the Administrative Agent.

     TERM LOAN means either Term Loan A or Term Loan B, and TERM LOANS means both such Loans.

     TERM LOAN A means each loan made to the Borrowers pursuant to SECTION 4.1(a), as well as all such loans, as the context indicates.

     TERM LOAN A FACILITY means the principal amount of $15,000,000.

     TERM LOAN B means the loan made to the Borrowers pursuant to SECTION 4.1(b), as well as all such loans, as the context indicates.

     TERM LOAN B FACILITY means the principal amount of $15,000,000.

     TERM LOAN FACILITY means either the Term Loan A Facility or the Term Loan B Facility and TERM LOAN FACILITIES means both such facilities.

     TERM NOTE means any Term Note A or Term Note B and TERM NOTES means all such Notes.

     TERM NOTE A means each Term Note A made by the Borrowers payable to the order of a Lender evidencing the joint and several obligation of the Borrowers to pay the aggregate unpaid principal amount of the Term Loan A made to them by such Lender (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor whether payable to such Lender or to a different Lender in connection with a Person becoming a Lender) substantially in the form of EXHIBIT B-1 hereto, with all blanks properly completed, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or refinanced.

     TERM NOTE B means each Term Note B made by the Borrowers payable to the order of a Lender evidencing the joint and several obligation of the Borrowers to pay the aggregate unpaid principal amount of the Term Loan B made to them by such Lender (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor whether payable to such Lender or to a different Lender in connection with a Person becoming a Lender) substantially in the form of EXHIBIT B-2 hereto, with all blanks properly completed, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or refinanced.

     TERMINATION DATE means the fifth Anniversary Date, such earlier date as all Secured Obligations shall have been irrevocably paid in full and the Revolving Credit Facility shall have been terminated, or such later date as to which the same may be extended pursuant to the provisions of SECTION 2.5.

     TERMINATION EVENT means

     (a) a Reportable Event, or

     (b) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or

     (c) the institution of proceedings to terminate a Plan by the PBGC under
Section 4042 of ERISA, or the appointment of a trustee to administer any Plan.

     TOTAL COMMITMENT means the sum of the Commitments.

     TOTAL DEBT means the aggregate principal amount of Consolidated Debt.

     TOTAL DEBT TO EBITDA RATIO means the ratio of (i) the average daily outstanding principal amount of Total Debt during the Fiscal Quarter ending with the last day of any Fiscal Year to (ii) EBITDA for such Fiscal Year.

     TOTAL FACILITIES means the aggregate of the Revolving Credit Facility and the Term Loan Facilities.

     TRADEMARKS means and includes in each case whether now existing or hereafter arising, all of the Borrowers' right, title and interest in and to

     (a) trademarks (including service marks), trade names and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the trademarks,

     (b) licenses of the foregoing, whether as licensee or licensor,

     (c) renewals thereof,

     (d) income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including, without limitation, damages, claims and payments for past and future infringements thereof,

     (e) rights to sue for past, present and future infringements thereof, including the right to settle suits involving claims and demands for royalties owing, and

     (f) all rights corresponding to any of the foregoing throughout the world.

     TYPE means with respect to a Loan, its classification as a Eurodollar Rate Loan or Prime Rate Loan.

     UNFUNDED VESTED ACCRUED BENEFITS means with respect to any Benefit Plan at any time, the amount (if any) by which

     (a) the present value of all vested nonforfeitable benefits under such Benefit Plan exceeds

     (b) the fair market value of all Benefit Plan assets allocable to such benefits,

all determined as of the then most recent valuation date for such Benefit Plan.

     UNIFORM COMMERCIAL CODE means the Uniform Commercial Code as in effect from time to time in the State of Georgia.

     UNUSED REVOLVING CREDIT FACILITY means at any time (a) the Revolving Credit Facility, MINUS (b) the sum of (without duplication) (i) the aggregate principal amount of Revolving Credit Loans outstanding at such time, PLUS (ii) the aggregate amount of Letter of Credit Obligations at such time, PLUS (iii) the aggregate of any reserves established by the Administrative Agent in respect of ACH transfers at such time, PLUS (iv) the aggregate of any reserves established by the Administrative Agent in respect of obligations of the Borrower under Interest Rate Protection Agreements at such time, PLUS (v) the aggregate amount of Environmental Compliance Reserves at such time, PLUS (vi) the aggregate amount of such other reserves against the Borrowing Base as may be established from time to time by the Administrative Agent in order to preserve the Borrowers' borrowing capacity in light of a known, current or potential demand on the Borrowers (or any of them) for payments, but not any such reserves established to reflect a change in the value or probable value of the Collateral.

     VALLEY means Valley Food Services, Inc., a Kansas corporation, and its successors and assigns.

     VALLEY AGREEMENTS means the agreements listed on SCHEDULE 1.1G - VALLEY AGREEMENTS, as amended and in effect from time to time.

     WEEKLY BORROWING BASE CERTIFICATE means a certificate, in the form of EXHIBIT C-1 hereto or as otherwise reasonably required by the Administrative Agent, setting forth in summary form Eligible Receivables and Eligible Inventory and the computations (including information necessary to permit computation of net Receivables of any Account Debtor that is also a supplier or otherwise a creditor of the relevant Borrower) necessary to determine the Borrowing Base as of its date in such detail as may be required to permit the reconciliation of the amounts reflected in such Borrowing Base Certificate to the general ledgers of the Borrowers.

     WHOLLY OWNED SUBSIDIARY when used to determine the relationship of a Subsidiary to its parent means a Subsidiary all of the issued and outstanding shares (other than directors' qualifying shares) of the capital stock of which shall at the time be owned by such parent or one or more of such parent's Wholly Owned Subsidiaries or by such parent and one or more of such parent's Wholly Owned Subsidiaries.

     YEAR-END SALE OF ACCOUNTS means a transaction pursuant to which (1) ProSource transfers to ProSource Investments, Inc. all of its trade accounts receivable on the last day of a calendar year (or the immediately preceding Business Day, if such last day is not a Business Day) (such accounts, the TRANSFERRED ACCOUNTS) in exchange for a promissory note of ProSource Investments, Inc. in an original principal amount equal to the aggregate face value of the Transferred Accounts (the PII NOTE) and (2) ProSource Investments, Inc. transfers to ProSource on the first Business Day following the first day of the next calendar year, all Transferred Accounts remaining unpaid as of such date and all collections of Transferred Accounts received during the period between transfers, the value of the re-transferred Transferred Accounts and such collections being applied to reduce the liability of ProSource Investments, Inc. under the PII Note, PROVIDED that the PII Note shall be assigned to the Administrative Agent as additional Collateral, ProSource and ProSource Investments, Inc. shall execute and deliver, and cause to be filed, such Uniform Commercial Code financing statements (or the equivalent in other jurisdictions) in connection with the Transferred Accounts as the Administrative Agent may prescribe, and the transaction shall otherwise be satisfactory to the Administrative Agent in its sole discretion.

     SECTION 1.
2. Other Referential Provisions and Rules of Construction.

     (a) All terms in this Agreement and in the Exhibits and Schedules hereto shall have the same defined meanings when used in any other Loan Documents, unless the context shall require otherwise.

     (b) Except as otherwise expressly provided herein, all accounting terms not specifically defined herein shall have the meanings generally attributed to such terms under GAAP including, without limitation, applicable statements and interpretations issued by the Financial Accounting Standards Board and bulletins, opinions, interpretations and statements issued by the American Institute of Certified Public Accountants or its committees.

     (c) All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all genders; the singular shall include the plural, and the plural shall include the singular.

     (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provisions of this Agreement.

     (e) Titles of Articles and Sections in this Agreement are for convenience only, do not constitute part of this Agreement and neither limit nor amplify the provisions of this Agreement, and all references in this Agreement to Articles, Sections, Subsections, paragraphs, clauses, subclauses, Schedules or Exhibits shall refer to the corresponding Article, Section, Subsection, paragraph, clause or subclause of, or Schedule or Exhibit attached to, this Agreement, unless specific reference is made to the articles, sections or other divisions or subdivisions of, or to schedules or exhibits to, another document or instrument.

     (f) Each definition of a document in this Agreement shall include such document as amended, modified, supplemented or restated from time to time in accordance with the terms of this Agreement.

     (g) Except where specifically restricted, reference to a party to a Loan Document includes that party and its successors and assigns permitted hereunder or under such Loan Document.

     (h) Unless otherwise specifically stated, whenever a time is referred to in this Agreement or in any other Loan Document, such time shall be the local time in the city in which the principal office of the Administrative Agent is located as provided in SECTION 16.1(c).

     (i) Whenever the phrase "to the knowledge of the Borrower(s)" or words of similar import relating to the knowledge of a Borrower are used herein, such phrase shall mean and refer to (i) the actual knowledge of the President or Chief Financial Officer of ProSource or (ii) the knowledge that such officers would have obtained if they had engaged in good faith in the diligent performance of their duties, including the making of such reasonable specific inquiries as may be necessary of the appropriate persons in a good faith attempt to ascertain the accuracy of the matter to which such phrase relates.

     (j) The terms "accounts", "chattel paper", "documents", "equipment", "instruments", "general intangibles" and "inventory" as and when used (without being capitalized) in the Loan Documents, shall have the respective meanings given in the Uniform Commercial Code.

     (k) Unless the context otherwise indicates, whenever in the Loan Documents the defined term "Subsidiary" or "Wholly Owned Subsidiary" is used, it shall mean and refer to a Subsidiary or Wholly Owned Subsidiary, as the case may be, of ProSource.

     (l) The Security Interest, any other Lien referred to in this Agreement or in any other Loan Document as having been created in favor of the Administrative Agent, any agreement entered into by the Administrative Agent pursuant to this Agreement or any other Loan Document, any payments made by or to or funds received by the Administrative Agent pursuant to or as contemplated by this Agreement or any other Loan Document, and any other act taken or omitted by the Administrative Agent shall, unless expressly provided otherwise, exist, be created, be entered into, be made or received, taken or omitted, for the benefit or account of the Administrative Agent and the Lenders.

                                   ARTICLE 2

                           REVOLVING CREDIT FACILITY

     SECTION 2.
1. Revolving Credit Loans. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, each Lender agrees, severally, but not jointly, to make Revolving Credit Loans to the Borrowers from time to time from the Effective Date to but not including the Termination Date, as requested or deemed requested by the Borrowers in accordance with the terms of SECTION 2.2, in amounts equal to such Lender's Commitment Percentage of each such Loan requested or deemed requested hereunder up to an aggregate amount at any one time outstanding equal to such Lender's Commitment Percentage of the Borrowing Base; PROVIDED, HOWEVER, that the aggregate principal amount of all outstanding Revolving Credit Loans (after giving effect to the Loans requested) shall not exceed the Borrowing Base. It is expressly understood and agreed that the Lenders may and at present intend to use the Borrowing Base as a maximum ceiling on Revolving Credit Loans to the Borrowers; PROVIDED, HOWEVER, that it is agreed that should the Revolving
Credit Loans exceed the ceiling so determined or any other limitation set forth in this Agreement, such Revolving Credit Loans shall nevertheless constitute Secured Obligations and, as such, shall be entitled to all benefits thereof and security therefor. The principal amount of any Revolving Credit Loan which is repaid may be reborrowed by the Borrowers, subject to the terms and conditions of this Agreement, in accordance with the terms of this SECTION 2.1. The Administrative Agent's and each Lender's books and records reflecting the date and the amount of each Revolving Credit Loan and each repayment of principal thereof shall constitute PRIMA FACIE evidence of the accuracy of the information contained therein, subject to the provisions of SECTION 5.14.

     SECTION 2.2. Manner of Borrowing Revolving Credit Loans. Borrowings under the Revolving Credit Facility shall be made as follows:

     (a) Requests for Borrowing.

          (i) Prime Rate Revolving Credit Loans. Unless a Borrower shall previously have requested a Eurodollar Rate Revolving Credit Loan and authorized the application of the proceeds thereof to any purpose described in CLAUSES (A) through (E) below and the Lenders shall have disbursed such Eurodollar Rate Revolving Credit Loan for such purpose, a request for the borrowing of a Prime Rate Revolving Credit Loan shall be made, or shall be deemed to be made, in the following manner:

          (A) a Borrower may request a Prime Rate Revolving Credit Loan by notifying the Administrative Agent, before 11:30 a.m. on the proposed borrowing date, of its intention to borrow, specifying the amount of the proposed borrowing and the proposed borrowing date,

          (B) whenever a check or other item is presented to a Disbursing Bank for payment against a Controlled Disbursement Account in an amount greater than the then available balance in such account, such Disbursing Bank shall, and is hereby irrevocably authorized by the Borrowers to, give the Administrative Agent notice thereof, which notice shall be deemed to be a request for a Prime Rate Revolving Credit Loan on the date of such notice in an amount equal to the excess of such check or other item over such available balance, and such request shall be irrevocable,

          (C) unless payment is otherwise made by a Borrower, the becoming due of any amount required to be paid under this Agreement or any of the Notes as interest shall be deemed to be a request for a Prime Rate Revolving Credit Loan on the due date in the amount required to pay such interest, and such request shall be irrevocable,

          (D) unless payment is otherwise made by a Borrower, a becoming due of any other Secured Obligation shall be deemed to be a request for a Prime Rate Revolving Credit Loan on the due date in the amount then so due, and such request shall be irrevocable, and

          (E) the receipt by the Administrative Agent of notification from NationsBank to the effect that a drawing has been made under a Letter of Credit and that the Borrowers have failed to reimburse NationsBank therefor in accordance with the terms of the Letter of Credit, the Reimbursement Agreement and ARTICLE 3, shall be deemed to be a request for a Prime Rate Revolving Credit Loan on the date such notification is received in the amount of such drawing which is so unreimbursed;

PROVIDED that if any notice referred to in CLAUSE (A) above is received after 11:30 a.m. on the proposed borrowing date, the proposed borrowing will be postponed automatically to the next Business Day.

          (ii) Eurodollar Rate Revolving Credit Loans. A Borrower may request a Eurodollar Rate Revolving Credit Loan by notifying the Administrative Agent (which notice shall be irrevocable) not later than 11:30 a.m. on the date three Business Days before the day on which the requested Eurodollar Rate Revolving Credit Loan is to be made, specifying the effective date and amount of such Eurodollar Rate Revolving Credit Loan requested and the duration of the applicable Interest Period.

          (iii) Notification of Lenders. Unless the Administrative Agent has elected periodic settlements pursuant to SECTION 5.17, the Administrative Agent shall promptly notify the Lenders of any notice of borrowing given or deemed given pursuant to this SECTION 2.2(a) by 12:00 noon on the proposed borrowing date (in the case of Prime Rate Revolving Credit Loans) or by 3:00 p.m. three Business Days before the proposed borrowing date (in the case of Eurodollar Rate Revolving Credit Loans). Not later than 1:30 p.m. on the proposed borrowing date, each Lender will make available to the Administrative Agent, for the account of the Borrowers, at the Administrative Agent's Office in funds immediately available to the Administrative Agent, an amount equal to such Lender's Commitment Percentage of the Revolving Credit Loans to be made on such borrowing date.

     (b) Disbursement of Loans. The Borrowers hereby irrevocably authorize the Administrative Agent to disburse the proceeds of each borrowing requested, or deemed to be requested, pursuant to this SECTION 2.2(a) as follows:

          (i) the proceeds of each borrowing requested under SECTIONS 2.2(a)(i)(A) or (B) or 2.2(a)(ii) shall be disbursed by the Administrative Agent in Dollars in immediately available funds by wire transfer to a Controlled Disbursement Account or, in the absence of a Controlled Disbursement Account, by wire transfer to such other account as may be agreed upon by the Borrowers and the Administrative Agent from time to time,

          (ii) the proceeds of each borrowing deemed requested under SECTION 2.2(a)(i)(C) or (D) shall be disbursed by the Administrative Agent by way of direct payment of the relevant interest or Secured Obligation, as the case may be, and

          (iii) the proceeds of each borrowing deemed requested under SECTION 2.2(a)(i)(E) shall be disbursed by the Administrative Agent directly to NationsBank on behalf of the Borrowers.

     SECTION 2.3. Repayment of Revolving Credit Loans. The Revolving Credit Loans will be repaid as follows:

     (a) Whether or not any Default or Event of Default has occurred, the outstanding principal amount of all the Revolving Credit Loans is due and payable, and shall be repaid by the Borrowers in full, as their joint and several obligation, not later than the Termination Date;

     (b) If at any time the aggregate outstanding unpaid principal amount of the Revolving Credit Loans exceeds the Borrowing Base in effect at such time, the Borrowers shall repay, as their joint and several obligation, the Revolving Credit Loans in an amount sufficient to reduce the aggregate unpaid principal amount of such Revolving Credit Loans by an amount equal to such excess, together with accrued and unpaid interest on the amount so repaid to the date of repayment; PROVIDED that the amount repaid shall be applied first to repayment of Prime Rate Revolving Credit Loans and then, subject to the provisions of SECTION 5.20, to repayment of Eurodollar Rate Revolving Credit Loans; and

     (c) The Borrowers hereby instruct the Administrative Agent to repay the Revolving Credit Loans outstanding on any day in an amount equal to the amount received by the Administrative Agent on such day pursuant to SECTION 9.1(b); PROVIDED that the amount received pursuant to SECTION 9.1(b) shall be applied first to repayment of Prime Rate Revolving Credit Loans and then, subject to the provisions of SECTION 5.20, to repayment of Eurodollar Rate Revolving Credit Loans.

     SECTION 2.4. Revolving Credit Notes. To evidence the Revolving Credit Loans, the Borrowers shall execute and deliver to each Lender a Revolving Credit Note dated the Effective Date (or such later "effective date" as is specified in the Assignment and Acceptance pursuant to which such Note is issued) in the principal amount of such Lender's Commitment Percentage of the Revolving Credit Facility, payable to the order of such Lender.

     SECTION 2.5. Extension of Revolving Credit Facility. Upon the request of the Borrowers, the Lenders may, in their sole discretion, effective as of any Anniversary Date, agree to extend the Revolving Credit Facility for a period such that the Termination Date would fall on a date that is up to but not in excess of five years from such Anniversary Date. Any such extension shall be effected by the delivery to the Borrowers of a written notice to that effect by all of the Lenders, not less than 30 days prior to such Anniversary Date.

                                   ARTICLE 3

                           LETTER OF CREDIT FACILITY


     SECTION 3.
1. Agreement to Issue. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, NationsBank agrees to issue for the account of any Borrower one or more Letters of Credit in accordance with this ARTICLE 3, from time to time during the period commencing on the Effective Date and ending on the Termination Date as requested by the Administrative Agent.

     SECTION 3.2. Amounts. NationsBank shall not, without the consent of all the Lenders, have any obligation to issue any Letter of Credit at any time:

     (a) if (i) prior to giving effect to the issuance of the requested Letter of Credit, Availability (plus the amount of any deduction therefrom for any Letter of Credit to be replaced by such Letter of Credit) is less than the amount of Letter of Credit Obligations in respect of such Letter of Credit, or
(ii) after giving effect to the issuance of the requested Letter of Credit (A) the aggregate Letter of Credit Obligations of the Borrowers would exceed the Letter of Credit Facility then in effect or (B) the aggregate principal amount of the Revolving Credit Loans outstanding would exceed the Borrowing Base; or

     (b) which has a term longer than one calendar year or an expiration date after the last Business Day that is more than one Business Day prior to the Termination Date.

     SECTION 3.3. Conditions. The obligation of NationsBank to issue any Letter of Credit is subject to the satisfaction of (a) the conditions precedent contained in ARTICLE 6 and (b) the following additional conditions precedent in a manner satisfactory to the Administrative Agent and NationsBank:

          (i) the Borrowers shall have delivered to NationsBank and the Administrative Agent at such times and in such manner as NationsBank or the Administrative Agent may prescribe an application in form and substance satisfactory to NationsBank and the Administrative Agent for the issuance of the Letter of Credit, a Reimbursement Agreement and such other documents as may be required pursuant to the terms thereof, and the form and terms of the proposed Letter of Credit shall be satisfactory to NationsBank and the Administrative Agent; and

          (ii) as of the date of issuance, no order of any court, arbitrator or governmental authority having jurisdiction or authority over NationsBank shall purport by its terms to enjoin or restrain banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to banks generally and no request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over banks generally shall prohibit, or request that NationsBank refrain from, the issuance of letters of credit generally or the issuance of such Letter of Credit.

     SECTION 3.4. Issuance of Letters of Credit.

     (a) Request for Issuance. The Borrowers shall give NationsBank and the Administrative Agent written notice of the Borrowers' request for the issuance of a Letter of Credit not later than five Business Days prior to the proposed date of issuance of the Letter of Credit. Such notice shall be irrevocable and shall specify which Borrower is to be named as the account party in such Letter of Credit, the original face amount of the Letter of Credit requested, the effective date (which date shall be a Business Day) of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in multiple draws, the date on which such requested Letter of Credit is to expire (which date shall be a Business Day earlier than the last Business Day that is one Business Day prior to the Termination Date), the purpose for which such Letter of Credit is to be issued and the beneficiary of the requested Letter of Credit. The Borrowers shall attach to such notice the form of the Letter of Credit that the Borrowers request be issued.

     (b) Responsibilities of the Administrative Agent; Issuance. The Administrative Agent shall determine, as of the Business Day immediately preceding the requested effective date of issuance of the Letter of Credit set forth in the notice from the Borrowers pursuant to SECTION 3.4(a), the amount of the unused Letter of Credit Facility and the Borrowing Base. If (i) the form of the Letter of Credit delivered by the Borrowers to the Administrative Agent is acceptable to NationsBank and the Administrative Agent in their sole, reasonable discretion, (ii) the undrawn face amount of the requested Letter of Credit is less than or equal to the lesser of (A) the unused Letter of Credit Facility and (B) the unused Borrowing Base, and (iii) the Administrative Agent has received a certificate from the Borrowers stating (which statements shall be true) that the applicable conditions set forth in ARTICLE 6 have been satisfied, then the Administrative Agent shall request, and NationsBank will cause, the Letter of Credit to be issued.

     (c) Notice of Issuance. Promptly after the issuance of any Letter of Credit, NationsBank shall give the Administrative Agent written or facsimile notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance of such Letter of Credit, and the Administrative Agent shall give each Lender written or facsimile notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance of such Letter of Credit.

     (d) No Extension or Amendment. No Letter of Credit shall be extended or amended unless the requirements of this SECTION 3.4 are met as though a new Letter of Credit were being requested and issued.

     SECTION 3.5. Duties of NationsBank. Any action taken or omitted to be taken by NationsBank under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not result in any liability of NationsBank to any Lender or relieve any Lender of its obligations hereunder to NationsBank. In determining whether to honor any request for a drawing under any Letter of Credit, NationsBank shall have no obligation to any Lender other than to confirm that any documents required to be delivered under such Letter of Credit in connection with such drawing have been presented and appear on their face to comply with the requirements of such Letter of Credit.

     SECTION 3.6. Payment of Reimbursement Obligations.

     (a) Payment to Issuer. Notwithstanding any provisions to the contrary in any Reimbursement Agreement, the Borrowers agree, jointly and severally, to reimburse NationsBank for any drawings (whether partial or full) under each Letter of Credit and agree to pay to the Administrative Agent, for the account of NationsBank, the amount of all Reimbursement Obligations and other amounts payable to NationsBank under or in connection with such Letter of Credit immediately when due, irrespective of any claim, set-off, defense or other right which any Borrower may have at any time against NationsBank or any other Person.

     (b) Recovery or Avoidance of Payments. In the event any payment by or on behalf of the Borrowers with respect to any Letter of Credit (or any Reimbursement Obligation relating thereto) received by NationsBank, or by the Administrative Agent and distributed by the Administrative Agent to the Lenders on account of their respective participations therein, is thereafter set aside, avoided or recovered from NationsBank or the Administrative Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Lenders shall, upon demand by the Administrative Agent, pay to the Administrative Agent, for the account of the Administrative Agent or NationsBank, their respective Commitment Percentages of such amount set aside, avoided or recovered (but in the case of amounts originally distributed by the Administrative Agent to a Lender, no greater amount than was received by such Lender) together with interest at the rate required to be paid by the Administrative Agent upon the amount required to be repaid by it.

     SECTION 3.7. Participations.

     (a) Purchase of Participations. Immediately upon the Effective Date as to Existing Letters of Credit or upon the subsequent issuance thereof as to other Letters of Credit, each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation in such Letter of Credit, equal to such Lender's Commitment Percentage of the face amount thereof (including, without limitation, all obligations of the Borrowers with respect thereto (other than amounts owing to NationsBank under SECTION 5.5(b)), and any security therefor or guaranty pertaining thereto).

     (b) Sharing of Letter of Credit Payments. In the event that NationsBank makes a payment under any Letter of Credit and NationsBank shall not have been repaid such amount pursuant to SECTION 3.6, then NationsBank shall be deemed to have made a Non-Ratable Loan in the amount of such payment, and notwithstanding the occurrence or continuance of a Default or Event of Default at the time of such payment, such Non-Ratable Loan shall be subject to the provisions of
SECTION 5.17(c) and the absolute obligations of the Lenders to pay for their respective participation interests therein.

     (c) Sharing of Reimbursement Obligation Payments. Whenever NationsBank receives a payment from or on behalf of the Borrowers on account of a Reimbursement Obligation as to which the Administrative Agent has previously received for the account of and paid to NationsBank payment from a Lender pursuant to this SECTION 3.7, NationsBank shall promptly pay to the Administrative Agent, for the benefit of such Lender, such Lender's Commitment Percentage of the amount of such payment received from or on behalf of the Borrowers in Dollars. Each such payment shall be made by NationsBank on the Business Day on which NationsBank receives immediately available funds pursuant to the immediately preceding sentence if received prior to 11:00 a.m. on such Business Day, and otherwise on the next succeeding Business Day.

     (d) Documentation. Upon the request of any Lender, the Administrative Agent shall furnish to such Lender copies of any Letter of Credit, Reimbursement Agreement or application for any Letter of Credit and such other documentation as may reasonably be requested by such Lender, including, without being limited to, monthly reports of Letters of Credit outstanding in reasonable detail.

     (e) Obligations Irrevocable. The obligations of each Lender to make payments to the Administrative Agent with respect to any Letter of Credit and their participations therein pursuant to the provisions of SECTION 5.17(c) hereof or otherwise and the obligations of the Borrowers to make payments to NationsBank or to the Administrative Agent, for the account of Lenders, shall be irrevocable, shall not be subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement (provided, in the case of the obligations of the Lenders to make such payments, that the Letter of Credit has been issued in accordance with SECTION 3.4), including, without limitation, any of the following circumstances:

          (i) Any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

          (ii) The existence of any claim, set-off, defense or other right which any Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, NationsBank or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between any Borrower or any other Person and the beneficiary named in any Letter of Credit);

          (iii) Any draft, certificate or any other document presented under the Letter of Credit upon which payment has been made in good faith and according to its terms proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (iv) The surrender or impairment of any Collateral or any other security for the Secured Obligations or the performance or observance of any of the terms of any of the Loan Documents;

          (v)  The occurrence of any Default or Event of Default; or

          (vi) The Administrative Agent's failure to deliver to the Lenders the notice provided for in SECTION 3.4(c) or NationsBank's failure to deliver any documentation or report provided for in SECTION 3.7(d).

     SECTION 3.8. Indemnification, Exoneration.

     (a) Indemnification. In addition to amounts payable as elsewhere provided in this ARTICLE 3, the Borrowers agree to protect, indemnify, pay and save the Lenders and the Administrative Agent harmless from and against any and all claims, demands, liabilities, damages, losses and reasonable costs, charges and expenses (including reasonable attorneys' fees) which any Lender or the Administrative Agent may incur or be subject to as a consequence, directly or indirectly, of

          (i) the issuance of any Letter of Credit, other than as a result of its gross negligence or willful misconduct, as determined by a court of competent jurisdiction, or

          (ii) the failure of NationsBank to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto governmental authority (all such acts or omissions being hereinafter referred to collectively as "GOVERNMENT ACTS").

     (b) Assumption of Risk by the Borrower. As among the Borrowers, the Lenders and the Administrative Agent, the Borrowers assume all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, subject to the provisions of the applications for the issuance of Letters of Credit, the Lenders and the Administrative Agent shall not be responsible for:

          (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

          (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason;

          (iii) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit;

          (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher;

          (v)  errors in interpretation of technical terms;

          (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof;

          (vii) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; or

          (viii) any consequences arising from causes beyond the control of the Lenders or the Administrative Agent, including, without limitation, any Governmental Approvals.

None of the foregoing shall affect, impair or prevent the vesting of any of the Administrative Agent's rights or powers under this SECTION 3.8.

     (c) Exoneration. In furtherance and extension, and not in limitation, of the specific provisions set forth above, any action taken or omitted by the Administrative Agent, NationsBank or any Lender under or in connection with any of the Letters of Credit or any related certificates, if taken or omitted in good faith, shall not result in any liability of any Lender or the Administrative Agent to any Borrower or relieve any Borrower of any of its obligations hereunder to any such Person.

     SECTION 3.9. Supporting Letter of Credit; Cash Collateral. If, notwithstanding the provisions of SECTION 3.2(b), any Letter of Credit is outstanding on the Termination Date, then on or prior to such Termination Date, or in any case upon the occurrence of an Event of Default, the Borrowers shall, promptly on demand by the Administrative Agent, deposit with the Administrative Agent with respect to each Letter of Credit then outstanding, as specified by the Administrative Agent, either (a) a standby letter of credit (a SUPPORTING LETTER OF CREDIT) in form and substance satisfactory to the Administrative Agent, issued by an issuer satisfactory to the Administrative Agent in its reasonable judgment in an amount equal to the greatest amount for which such Letter of Credit may be drawn, under which Supporting Letter of Credit the Administrative Agent shall be entitled to draw amounts necessary to reimburse the Administrative Agent and the Lenders for payments made by the Administrative Agent and the Lenders under such Letter of Credit or under any reimbursement or guaranty agreement with respect thereto, or (b) Cash Collateral in an amount necessary to reimburse the Administrative Agent and the Lenders for payments made by the Administrative Agent and the Lenders under such Letter of Credit or under any reimbursement or guaranty agreement with respect thereto. Such Supporting Letter of Credit or Cash Collateral shall be held by the Administrative Agent, as security for, and to provide for the payment of, the Reimbursement Obligations. In addition, the Administrative Agent may at any time after the Termination Date apply any or all of such Cash Collateral to the payment of any or all of the Secured Obligations then due and payable. At the Borrowers' request, but subject to the Administrative Agent's reasonable approval, the Administrative Agent shall invest any Cash Collateral consisting of cash or any proceeds of Cash Collateral consisting of cash in Cash Equivalents, and any commissions, expenses and penalties incurred by the Administrative Agent in connection with any investment and redemption of such Cash Collateral shall be Secured Obligations hereunder secured by the Collateral, shall bear interest at the rates provided herein for the Loans and shall be charged to the Borrowers' Loan Account, or, at the Administrative Agent's option, shall be paid out of the proceeds of any earnings received by the Administrative Agent from the investment of such Cash Collateral as provided herein or out of such cash itself. The Administrative Agent makes no representation or warranty as to, and shall not be responsible for, the rate of return, if any, earned on any Cash Collateral. Any earnings on Cash Collateral shall be held as additional Cash Collateral on the terms set forth in this
SECTION 3.9.

                                   ARTICLE 4

                               TERM LOAN FACILITY


     SECTION 4.

1. Term Loans.

     (a) Term Loan A. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, each Lender agrees, severally but not jointly, to make a Term Loan A to the Borrowers on the Effective Date in a principal amount equal to such Lender's Commitment Percentage of the Term Loan A Facility.

     (b) Term Loan B. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, each Lender agrees, severally but not jointly, to make a Term Loan B to the Borrowers on the Effective Date in a principal amount equal to such Lender's Commitment Percentage of the Term Loan B Facility.

     SECTION 4.2. Manner of Borrowing Term Loans. The Borrowers shall give the Administrative Agent at least two Business Days' written notice of the occurrence of the Effective Date. Upon receipt of such notice from the Borrowers, the Administrative Agent shall promptly notify each Lender thereof. Each Lender will deliver an amount equal to its Commitment Percentage of the aggregate principal amount of the Term Loans to the Administrative Agent, for the account of the Borrowers, at the office of the Administrative Agent, prior to 12:00 noon on the Effective Date in funds immediately available to the Administrative Agent. Not later than 12:00 noon on the Effective Date, upon satisfaction of the applicable conditions set forth in SECTIONS 6.1 and 6.2, the Administrative Agent will disburse the Term Loans in same day funds in accordance with the terms of the letter from the Borrowers to the Administrative Agent referred to in SECTION 6.1(a).

     SECTION 4.3. Repayment of Term Loans.

     (a) Term Loan A. The principal amount of Term Loan A is due and payable, and shall be repaid in full by the Borrowers, as their joint and several obligation, in 20 consecutive installments as follows: 19 installments on successive Installment Payment Dates, commencing on July 1, 1995, each in the amount of $375,000.00 and the final installment on March 31, 2000 in the amount of the then unpaid balance of Term Loan A.

     (b) Term Loan B. The principal amount of Term Loan B is due and payable, and shall be repaid in full by the Borrower, on the Termination Date.

     SECTION 4.4. Term Notes. To evidence the Term Loans, the Borrowers shall execute and deliver to each Lender a Term Note A and a Term Note B, each dated the Effective Date (or such later "effective date" as is specified in the Assignment and Acceptance pursuant to which such Note is issued), each in the principal amount of such Term Loan made by such Lender on the Effective Date and each payable to the order of such Lender.

                                   ARTICLE 5

                            GENERAL LOAN PROVISIONS


     SECTION 5.

1. Interest.

     (a) (i) Prime Rate Revolving Credit Loans.  Subject to the provisions of
SECTION 5.1(b), the Borrowers will pay interest on the unpaid principal amount of the Prime Rate Revolving Credit Loans, for each day from the day such Loan was made until such Loan is paid (whether at maturity, by reason of acceleration or otherwise) or is converted to a Loan of a different Type, at a rate per annum equal to the sum of (A) the Interest Margin applicable to Prime Rate Loans and (B) the Prime Rate, payable monthly in arrears on each Interest Payment Date and on the Termination Date.

     (ii) Eurodollar Rate Revolving Credit Loans.  Subject to the provisions of
SECTION 5.1(b), the Borrowers will pay interest on the unpaid principal amount of each Eurodollar Rate Revolving Credit Loan for the Interest Period applicable thereto at a rate per annum equal to the sum of (A) the Interest Margin applicable to Eurodollar Rate Loans on the first day of such Interest Period and (B) the Eurodollar Rate, payable monthly in arrears on each Interest Payment Date, on the last day of such Interest Period and when such Eurodollar Rate Revolving Credit Loan is paid (whether at maturity, by reason of acceleration or otherwise).

     (iii) Prime Rate Term Loans. Subject to the provisions of SECTION 5.1(b), the Borrowers will pay interest on each Prime Rate Term Loan at a rate per annum equal to the sum of (A) the Interest Margin applicable to Prime Rate Loans and (B) the Prime Rate, payable monthly in arrears on each Interest Payment Date and when such Term Loan is due (whether at maturity, by reason of acceleration or otherwise).

     (iv) Eurodollar Rate Term Loans. Subject to the provisions of SECTION 5.1(b), the Borrowers will pay interest on each Eurodollar Rate Term Loan for the Interest Period applicable thereto at a rate per annum equal to the sum of
(A) the Interest Margin applicable to Eurodollar Rate Loans on the first day of such Interest Period and (B) the Eurodollar Rate, payable monthly in arrears on each Interest Payment Date, on the last day of such Interest Period and when such Eurodollar Rate Term Loan is due (whether at maturity, by reason of acceleration or otherwise).

     (b) If the Borrower shall fail to pay when due (whether at maturity, by reason of acceleration or otherwise) all or any portion of the principal amount of any Loan or if there shall occur another Event of Default, unpaid amounts hereunder shall, at the election of the Required Lenders, no longer bear interest in accordance with the terms of SECTION 5.1(a), but shall bear interest for each day from the date of such failure to pay or occurrence of such Event of Default, as the case may be, until such failure to pay or Event of Default shall have been cured or waived, at a rate per annum equal to (i) with respect to each Eurodollar Rate Loan, if such due date or Event of Default occurs prior to the end of the Interest Period applicable thereto, the Default Margin plus the interest rate applicable to such Eurodollar Rate Loan until the expiration of such Interest Period and (ii) in all other cases, the Default Margin plus the applicable rates under SECTION 5.1(a)(i) or (iii), in each case payable on demand. The Administrative Agent will notify ProSource of an election by the Required Lenders to apply the Default Margin. The interest rates provided for in the preceding sentence shall, to the extent permitted by Applicable Law, apply to and accrue on the amount of any judgment entered with respect to any Secured Obligation and shall continue to accrue at such rate during any proceeding described in SECTION 13.1(g) or (h).

     (c) The Borrowers will, to the extent permitted by Applicable Law, pay interest on the unpaid principal amount of any Secured Obligation that is due and payable, other than the Loans, at the rate per annum applicable to Prime Rate Revolving Credit Loans, in accordance with SECTION 5.1(a)(i) or 5.1(b), as applicable, as if such Secured Obligation were a Loan.

     (d) The interest rates provided for in SECTIONS 5.1(a), (b) and (c) shall be computed on the basis of a year of 360 days and the actual number of days elapsed. Interest rates provided for herein that are based on the Prime Rate shall be adjusted automatically on the first day of each month for the Prime Rate in effect as of the close of business on the last Business Day of the preceding month.

     (e) It is not intended by the Lenders, and nothing contained in this Agreement or the Notes shall be deemed, to establish or require the payment of a rate of interest in excess of the maximum rate permitted by Applicable Law (the MAXIMUM RATE). If, in any month, the Effective Interest Rate, absent such limitation, would have exceeded the Maximum Rate, then the Effective Interest Rate for that month shall be the Maximum Rate, and, if in future months, the Effective Interest Rate would otherwise be less than the Maximum Rate, then the Effective Interest Rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Secured Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would have been paid or accrued if the Effective Interest Rate had at all times been in effect, then the Borrowers shall, to the extent permitted by Applicable Law, pay to the Lenders an amount equal to the

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


excess, if any, of (i) the lesser of (A) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect and (B) the amount of interest which would have accrued had the Effective Interest Rate, at all times, been in effect over (ii) the amount of interest actually paid or accrued under this Agreement. In the event the Lenders receive, collect or apply as interest any sum in excess of the Maximum Rate, such excess amount shall be applied to the reduction of the principal balance of the Secured Obligations, and if no such principal is then outstanding, such excess or part thereof remaining, shall be paid to the Borrowers.

     SECTION 5.2. Underwriting Fee. ProSource agrees to pay to the Arrangers, solely for their own account, an arrangement fee in accordance with the provisions of a separate agreement between ProSource and the Arrangers.

     SECTION 5.3. Administrative Agent Fee. For administration and other services performed by the Administrative Agent in connection with its continuing administration of this Agreement, the Borrowers shall pay to the Administrative Agent, for its own account, and not for the account of the Co-Agents or the Lenders, an annual fee, payable on the Effective Date in an amount equal to $250,000 and on each Anniversary Date (other than any Anniversary Date that is also the Termination Date) in an amount equal to $200,000, so long as any Secured Obligation remains outstanding or the Revolving Credit Facility shall not have been terminated. The fee payable pursuant to this SECTION 5.3 shall be fully earned by the Administrative Agent on the date payment thereof is due and shall not be subject to refund or rebate.

     SECTION 5.4. Unused Facility. In connection with and as consideration for holding available for the use of the Borrowers hereunder the full amount of the Revolving Credit Facility, the Borrowers shall pay a fee to the Administrative Agent, for the ratable benefit of the Lenders, for each day from the Effective Date until the Termination Date, in an amount equal to 0.50% per annum of the amount of the Unused Revolving Credit Facility for such day; PROVIDED, HOWEVER, that (i) from and after the New Subordinated Debt Rate Reduction Event such fee shall be reduced to 0.375% and (ii) from and after the third Anniversary Date such fee shall be subject to adjustment in accordance with the pricing matrix attached hereto as SCHEDULE 1.1B - PRICING MATRIX, each such adjustment to become effective upon receipt by the Administrative Agent of the quarterly Compliance Certificate delivered in connection with financial statements provided pursuant to SECTION 11.1(c) and shall be based upon the Fixed Charge Coverage Ratio and the Funded Debt to EBITDA Ratio derived from the information contained in such financial statements. Such fee shall be payable monthly in arrears on each Interest Payment Date and shall be fully earned when due and payable and shall not be subject to refund or rebate.

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



     SECTION 5.5. Letter of Credit Fees.

     (a) The Borrowers agree to pay to the Administrative Agent, for the ratable benefit of the Lenders, Letter of Credit fees equal to the Applicable L/C Fee computed on the average daily aggregate Letter of Credit Amount of all Letters of Credit from time to time outstanding during the term of this Agreement. Notwithstanding the foregoing, the Borrowers shall not be obligated to pay Letter of Credit fees pursuant to this CLAUSE (a) for any Letter of Credit issued for the benefit of NCNB National Bank of Florida (now known as NationsBank of Florida, N.A.) that secures ProSource's obligations under the Shareholder Loan Guaranty.

     (b) The Borrowers agree to pay to the Administrative Agent, for the account of NationsBank, the standard fees and charges of NationsBank for issuing, administering, amending, renewing, paying and canceling letters of credit, as and when assessed.

     SECTION 5.6. Notice of Conversion or Continuation of Loans. Whenever the Borrowers desire, subject to the provisions of SECTION 5.7, to convert an outstanding Revolving Credit Loan or Term Loan into a Loan of a different Type provided for in this Agreement or to continue all or a portion of an outstanding Eurodollar Rate Revolving Credit Loan or Term Loan for a subsequent Interest Period, the Borrowers shall notify the Administrative Agent in writing (which notice shall be irrevocable) by telecopy not later than 11:30 a.m. on the date one Business Day before the day on which a proposed conversion of a Eurodollar Rate Loan into a Prime Rate Loan is to be effective (which effective date shall be the last day of the Interest Period applicable to such Eurodollar Rate Loan) and two Business Days before the day on which a proposed conversion of a Prime Rate Loan into, or continuation of a Eurodollar Rate Loan as, a Eurodollar Rate Loan is to be effective (and such effective date of any continuation shall be the last day of the Interest Period for such Eurodollar Rate Loan). Each such notice (a NOTICE OF CONVERSION OR CONTINUATION) shall (i) identify the Loan to be converted or continued, including the Type thereof, the aggregate outstanding principal balance thereof and, in the case of a Eurodollar Rate Loan, the last day of the Interest Period therefor, (ii) specify the effective date of such conversion or continuation, (iii) specify the principal amount of such Loan to be converted or continued and, if converted, the Type or Types of Loan into which conversion of such principal amount or specified portions thereof is to be made, and (iv) in the case of any conversion into or continuation as a Eurodollar Rate Loan, the Interest Period to be applicable thereto, and shall be immediately followed by a written confirmation thereof by the Borrowers in a form acceptable to the Administrative Agent, PROVIDED that if such written confirmation differs in any respect from the action taken by the Lenders, the records of the Administrative Agent shall control absent manifest error.

     SECTION 5.7. Conversion or Continuation. Provided that no Event of Default shall have occurred and be continuing (but subject to the provisions of SECTIONS
5.8 and 5.9), a Borrower may request that all or any part of any outstanding Loan of one Type (a)

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


be converted into a Loan or Loans of any other Type provided for in this Agreement, or (b) be continued as a Loan or Loans of the same Type, in the same aggregate principal amount, on any Business Day (which, in the case of a conversion or continuation of a Eurodollar Rate Loan, shall be the last day of the Interest Period applicable to such Eurodollar Rate Loan), upon notice (which notice shall be irrevocable) given in accordance with SECTION 5.6, PROVIDED that nothing in this ARTICLE 5 shall be construed to permit the conversion of a Revolving Credit Loan to a Term Loan or vice versa.

     SECTION 5.8. Duration of Interest Periods; Maximum Number of Eurodollar Rate Loans; Minimum Increments.

     (a) Subject to the provisions of the definition "Interest Period", the duration of each Interest Period applicable to a Eurodollar Rate Loan shall be as specified in the applicable Notice of Borrowing or Notice of Conversion or Continuation. A Borrower may elect a subsequent Interest Period to be applicable to any Eurodollar Rate Loan by giving a Notice of Conversion or Continuation with respect to such Loan in accordance with SECTION 5.6.

     (b) If the Administrative Agent does not receive a notice of election in accordance with SECTION 5.6 with respect to the continuation of a Eurodollar Rate Loan within the applicable time limits specified in said SECTION 5.6, or if, when such notice must be given, an Event of Default exists or such Type of Loan is not available, the Borrowers shall be deemed to have elected to convert such Eurodollar Rate Loan in whole into a Prime Rate Loan on the last day of the Interest Period therefor.

     (c) Notwithstanding the foregoing, a Borrower may not select an Interest Period that would end, but for the provisions of the definition "Interest Period," after the Termination Date.

     (d) In no event shall there be more than nine Eurodollar Rate Loans outstanding hereunder at any time. For the purpose of this SUBSECTION (d), each Eurodollar Rate Revolving Credit Loan and each Eurodollar Rate Term Loan having a distinct Interest Period shall be deemed to be a separate Loan hereunder.

     (e) Each Eurodollar Rate Loan shall be in a minimum amount of $1,000,000.

     SECTION 5.9. Changed Circumstances.

     (a) If the introduction of or any change in or in the interpretation of (in each case, after the date hereof) any law or regulation makes it unlawful, or any Governmental Authority asserts, after the date hereof, that it is unlawful, for any Lender to perform its obligations hereunder to make Eurodollar Rate Loans or to fund or maintain Eurodollar Rate Loans hereunder, such Lender shall notify the Administrative Agent of such event and the Administrative Agent shall notify the Borrower of such event, and the right of the Borrowers to select Eurodollar Rate Loans for any subsequent Interest Period or in connection with any subsequent conversion of any Loan shall be suspended until the Administrative Agent shall notify the Borrowers that the circumstances causing such suspension no longer exist, and the Borrowers shall forthwith prepay in full all Eurodollar Rate Revolving Credit Loans then outstanding and shall convert each Eurodollar Rate Term Loan into a Prime Rate Term Loan, and shall pay all interest accrued thereon through the date of such prepayment or conversion, unless the Borrowers, within three Business Days after such notice from the Administrative Agent, requests the conversion of all Eurodollar Rate Loans then outstanding into Prime Rate Loans in accordance with SECTIONS 5.6 and 5.7; PROVIDED, that if the date of such repayment or proposed conversion is not the last day of the Interest Period applicable to such Eurodollar Rate Loans, the Borrowers shall also pay any amount due pursuant to SECTION 5.10.

     (b) If the Administrative Agent shall, at least one Business Day before the date of any requested Revolving Credit Loan or the effective date of any conversion or continuation of an existing Loan to be made or continued as or converted into a Eurodollar Rate Loan (each such requested Revolving Credit Loan made and Loan to be converted or continued, a PENDING LOAN), notify the Borrowers that the Eurodollar Rate will not adequately reflect the cost to the Lenders of making or funding such Pending Loan as a Eurodollar Rate Loan or that the Interbank Offered Rate is not determinable from any interest rate reporting service of recognized standing, then the right of the Borrowers to select Eurodollar Rate Loans for such Pending Loan, any subsequent Revolving Credit Loan or in connection with any subsequent conversion or continuation of any Loan shall be suspended until the Administrative Agent shall notify the Borrowers that the circumstances causing such suspension no longer exist, and each Loan comprising each Pending Loan and each such subsequent Loan requested to be made, continued or converted shall be made or continued as or converted into a Prime Rate Loan.

     SECTION 5.10. Payments Not at End of Interest Period; Failure to Borrow.
If for any reason any payment of principal with respect to any Eurodollar Rate Loan is made on any day prior to the last day of the Interest Period applicable to such Eurodollar Rate Loan or, after having given a Notice of Borrowing with respect to any Revolving Credit Loan to be comprised of Eurodollar Rate Revolving Credit Loans or a Notice of Conversion or Continuation with respect to any Loan to be continued as or converted into a Eurodollar Rate Loan, such Loan is not made or is not continued as or converted into a Eurodollar Rate Loan due to the Borrowers' failure to borrow or to fulfill the applicable conditions set forth in ARTICLE 5 OR 6, the Borrowers shall pay to each Lender, in addition to any amounts that may be due under SECTION 5.19, an amount (if a positive number) computed pursuant to the following formula:

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



     L   =   (R - T) x P x D
             ---------------
                   360

     L   =   amount payable
     R   =   interest rate applicable to the Eurodollar Rate Loan unborrowed or prepaid
     T   =   effective interest rate per annum at which any readily marketable bonds or other obligations of the United States, selected at the
             Administrative Agent's sole discretion, maturing on or near the last day of the then applicable or requested Interest Period for such Loan and in approximately the same amount as such Loan, can be purchased by such Lender on the day of such payment of principal or failure to borrow
     P   =   the amount of principal paid or the amount of the requested Loan
     D   =   the number of days remaining in the Interest Period as of the date of such payment or the number of days in the requested Interest
             Period

The Borrowers shall pay such amount upon presentation by the Administrative Agent of a statement setting forth the amount and the Administrative Agent's calculation thereof pursuant hereto, which statement shall be deemed true and correct absent manifest error.

     SECTION 5.11. Assumptions Concerning Funding of Eurodollar Rate Loans. Calculation of all amounts payable to the Lenders under this ARTICLE 5 shall be made as though each Lender had actually funded or committed to fund its ratable share of the relevant Eurodollar Rate Loan through the purchase of an underlying deposit in an amount equal to the amount of such ratable share and having a maturity comparable to the relevant Interest Period for such Eurodollar Rate Loan; PROVIDED, HOWEVER, each Lender may fund its Eurodollar Rate Loans in any manner it deems fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this ARTICLE 5.

     SECTION 5.12. Manner of Payment.

     (a) Except as otherwise expressly provided in SECTION 9.1(b), each payment (including prepayments) by a Borrower on account of the principal of or interest on the Loans or of any other amounts payable to the Lenders under this Agreement or any Note shall be made not later than 12:00 noon on the date specified for payment under this Agreement to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's Office, in Dollars, in immediately available funds and shall be made without any setoff, counterclaim or deduction whatsoever. Any payment received after such time but before 1:00 p.m. on such day shall be deemed a payment on such date for the purposes of
SECTION 13.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day.

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



     (b) Each Borrower hereby irrevocably authorizes each Lender and each Affiliate of such Lender and each participant herein to charge any account of such Borrower maintained with such Lender or such Affiliate or participant with such amounts as may be necessary from time to time to pay any Secured Obligations (whether or not owed to such Lender, Affiliate or participant) which are not paid when due.

     SECTION 5.13. General. If any payment under this Agreement or any Note shall be specified to be made on a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in each case be included in computing interest, if any, due in connection with such payment.

     SECTION 5.14. Loan Accounts; Statements of Account.

     (a) Each Lender shall open and maintain on its books a loan account in the Borrowers' names (each, a LOAN ACCOUNT and collectively, the LOAN ACCOUNTS). Each such Loan Account shall show as debits thereto each Loan made under this Agreement by such Lender to a Borrower and as credits thereto all payments received by such Lender and applied to principal of such Loan, so that the balance of such Loan Account at all times reflects the principal amount due such Lender from the Borrowers.

     (b) The Administrative Agent shall maintain on its books a control account for the Borrowers in which shall be recorded (i) the amount of each disbursement made hereunder, (ii) the amount of any principal or interest due or to become due from the Borrowers hereunder, and (iii) the amount of any sum received by the Administrative Agent hereunder from a Borrower and each Lender's share therein.

     (c) The entries made in the accounts pursuant to SUBSECTIONS (a) and (b) shall be PRIMA FACIE evidence, in the absence of manifest error, of the existence and amounts of the obligations of the Borrowers therein recorded and in case of discrepancy between such accounts, in the absence of manifest error, the accounts maintained pursuant to SUBSECTION (b) shall be controlling.

     (d) The Administrative Agent will account separately to the Borrowers monthly with a statement of Loans, charges and payments made to and by the Borrowers pursuant to this Agreement, and such accounts rendered by the Administrative Agent shall be deemed final, binding and conclusive, save for manifest error, unless the Administrative Agent is notified by the Borrowers in writing to the contrary within 30 days after the date the account to the Borrowers was so rendered. Such notice by the Borrowers shall be deemed an objection only to those items specifically objected to therein. Failure of the Administrative Agent to render such account shall in no way affect the rights of the Administrative Agent or of the Lenders hereunder.

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



     SECTION 5.15. Termination of Agreement. Subject to the provisions of SECTIONS 5.10 and 5.19, the Borrowers shall have the right, at any time, to terminate this Agreement upon not less than 30 Business Days' prior written notice of their intention to do so, which notice shall be irrevocable and shall specify the effective date of such termination. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender thereof. On the date specified in such notice, such termination shall be effected, PROVIDED, that the Borrowers shall, on or prior to such date, pay to the Administrative Agent, for the account of the Lenders, in immediately available funds, an amount equal to all Secured Obligations then outstanding, including, without limitation, all (i) accrued interest thereon, (ii) all accrued fees provided for hereunder, and
(iii) any amounts payable to the Lenders pursuant to SECTION 5.10, 5.19, 16.2,
16.3 or 16.14, and, in addition thereto, shall deliver to the Administrative Agent, in respect of each outstanding Letter of Credit, either Supporting Letter(s) of Credit or Cash Collateral as provided in SECTION 3.9. Following a notice of termination as provided for in this SECTION 5.15 and upon payment in full of the amounts specified in this SECTION 5.15, this Agreement shall be terminated and the Administrative Agent, the Co-Agents, the Lenders and the Borrowers shall have no further obligations to any other party hereto except for the obligations of the Borrowers to the Administrative Agent and the Lenders pursuant to SECTION 16.14 hereof.

     SECTION 5.16. Making of Loans.

     (a) Nature of Obligations of Lenders to Make Loans. The obligations of the Lenders under this Agreement to make the Loans are several and are not joint or joint and several.

     (b) Assumption by Administrative Agent.  Subject to the provisions of
SECTION 5.16(c), notwithstanding the occurrence or continuance of a Default or Event of Default or other failure of any condition to the making of Revolving Credit Loans hereunder, unless the Administrative Agent shall have received written notice from a Lender prior to 11:00 a.m. on the Business Day prior to a proposed borrowing date that such Lender will not make available to the Administrative Agent such Lender's ratable portion of the amount to be borrowed on such date, the Administrative Agent may assume that such Lender will make such portion available to the Administrative Agent in accordance with SECTION 2.2(a) and may (but shall have no obligation to), in reliance upon such assumption, make available to a Borrower on such date a corresponding amount. If and to the extent such Lender shall not make such ratable portion available to the Administrative Agent, such Lender and the Borrowers severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount (the MAKE-WHOLE AMOUNT), together with interest thereon for each day from the date such amount is made available to a Borrower until the date such amount is repaid to the Administrative Agent at the Effective Interest Rate or, if lower, subject to SECTION 5.1(e), the Maximum Rate; PROVIDED, HOWEVER, that if on the Interest Payment Date next following the date on which any Lender pays interest to the Administrative Agent at the Effective Rate or the Maximum Rate on a Make-Whole Amount as aforesaid, the Borrowers default in making the interest payment due on such Interest Payment Date, then the Administrative Agent shall reimburse such Lender for the excess, if any, of the amount of interest paid by such Lender on the Make-Whole Amount over the amount of interest that such Lender would have paid had the Lender paid interest on the Make-Whole Amount at the Federal Funds Effective Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, the amount so repaid shall constitute such Lender's Commitment Percentage of the Loan made on such borrowing date for purposes of this Agreement. The Administrative Agent shall not be required to make any Loan as to which it shall have received notice from a Lender of such Lender's intention not to make its ratable portion of such Loan available to the Administrative Agent unless all remaining Lenders shall instruct the Administrative Agent to advance their respective ratable shares of such Loan.

     (c) Lender Not Excused from Funding. As to any Default or Event of Default that may, in accordance with the provisions of SECTION 16.11, be waived by the Required Lenders, unless and until the Administrative Agent shall have received written notice from the Required Lenders as to the existence of a Default, an Event of Default or some other circumstance which would relieve the Lenders of their respective obligations to make Loans hereunder, which notice shall be in writing, shall be signed by the Required Lenders and shall expressly state that the Required Lenders do not intend to make available to the Administrative Agent such Lenders' ratable shares of Loans made after the effective date of such notice (which shall be the second Business Day after receipt thereof by the Administrative Agent unless it shall agree otherwise), the Administrative Agent shall be entitled to continue to make the assumptions described in SECTION 5.16(b) as to all Lenders. If any Lender nevertheless notifies the Administrative Agent that it does not intend to make its ratable portion of any Loan available and one or more other Lenders (the FUNDING LENDERS) make all or any portion of such first Lender's ratable portion of such Loan available, amounts thereafter payable to the Lenders for application to repayment of principal of or interest on Revolving Credit Loans, shall be paid first to the Funding Lenders, ratably in accordance with the amounts by which their outstanding Revolving Credit Loans exceed their respective Commitment Percentages of all outstanding Revolving Credit Loans until such excess is eliminated, and thereafter ratably to the Lenders.

     (d) Rights and Obligations of Funding Lenders. The failure of any Lender to make its Commitment Percentage of any Loan available shall not (without regard to whether a Borrower shall have returned the amount thereof to the Administrative Agent in accordance with this SECTION 5.16) relieve it or any other Lender of its obligation, if any, hereunder to make its Commitment Percentage of such Loan available on such borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Commitment Percentage of such Loan available on the borrowing date.

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



     (e) Delegation of Authority to Administrative Agent. Without limiting the generality of SECTION 15.1, each Lender expressly authorizes the Administrative Agent to determine on behalf of such Lender (i) any reduction or increase of advance rates applicable to the Borrowing Base, so long as such advance rates do not at any time exceed the rates set forth in the Borrowing Base definition and so long as any increase in any advance rate is approved by the Required Lenders, (ii) the creation or elimination of any reserves (other than the Letter of Credit Reserve or the reserves (A) provided for in subsection
(b)(iii)(A) of the definition "BORROWING BASE" (which may be adjusted by the Co-Agents as provided in SECTION 16.11(c)) or (B) in respect of Term Loan B which may be reduced only by all Lenders) against the Revolving Credit Facility and the Borrowing Base and (iii) whether or not Inventory or Receivables constitutes Eligible Inventory or Eligible Receivables. Such authorization may be withdrawn by the Required Lenders giving the Administrative Agent written notice of such withdrawal signed by them; PROVIDED, HOWEVER, that unless otherwise agreed by the Administrative Agent such withdrawal of authorization shall not become effective until the 30th Business Day after receipt of such notice by the Administrative Agent. Thereafter, the Required Lenders shall jointly instruct the Administrative Agent in writing regarding such matters with such frequency as the Required Lenders shall jointly determine.

     (f) Withdrawal of Authority, Etc. No notice by a Lender of its intention not to make its ratable portion of any Loan available to the Administrative Agent or withdrawal of authority pursuant to SECTION 5.16(e) shall affect the validity of any Loan made or action taken prior to the effectiveness of such notice or withdrawal.

     SECTION 5.17. Settlement Among Lenders.

     (a) Term Loans. The Administrative Agent shall pay to each Lender on each Interest Payment Date or Installment Payment Date, as the case may be, or, if later, on the date of receipt thereof by the Administrative Agent, such Lender's ratable share, based on the principal amount of the Term Loans owing to it, of all payments received by the Administrative Agent hereunder in respect of the principal of, or interest on, the Term Loans, net of any amounts payable by such Lender to the Administrative Agent, by wire transfer of funds of the same type received by the Administrative Agent.

     (b) Revolving Credit Loans. It is agreed that each Lender's Net Outstandings are intended by the Lenders to be equal at all times to such Lender's Commitment Percentage of the aggregate principal amount of all Revolving Credit Loans outstanding. Notwithstanding such agreement, the several and not joint obligation of each Lender to fund Revolving Credit Loans made in accordance with the terms of this Agreement ratably in accordance with such Lender's Commitment Percentage and each Lender's right to receive its ratable share of principal payments on Revolving Credit Loans in accordance with its Commitment Percentage, the Lenders agree that, in order to facilitate the administration of this Agreement and the Loan Documents, settlement among them may take place on a periodic basis in accordance with the provisions of this SECTION 5.17.

     (c) Settlement Procedures as to Revolving Credit Loans. To the extent and in the manner hereinafter provided in this SECTION 5.17, settlement among the Lenders as to Revolving Credit Loans may occur periodically on Settlement Dates determined from time to time by the Administrative Agent, which may occur before or after the occurrence or during the continuance of a Default or Event of Default and whether or not all of the conditions set forth in SECTION 6.2 have been met. On each Settlement Date, payments shall be made by or to NationsBank and the other Lenders in the manner provided in this SECTION 5.17 in accordance with the Settlement Report delivered by the Administrative Agent pursuant to the provisions of this SECTION 5.17 in respect of such Settlement Date so that as of each Settlement Date, and after giving effect to the transactions to take place on such Settlement Date, each Lender's Net Outstandings shall equal such Lender's Commitment Percentage of the aggregate outstanding principal amount of Revolving Credit Loans.

          (i) Selection of Settlement Dates. If the Administrative Agent elects, in its discretion, but subject to the consent of NationsBank, to settle accounts among the Lenders with respect to principal amounts of Revolving Credit Loans less frequently than each Business Day, then the Administrative Agent shall designate periodic Settlement Dates which may occur on any Business Day, PROVIDED, that the Administrative Agent shall designate as a Settlement Date each Business Day on which interest on the loans is payable hereunder and a Settlement Date shall occur at least once every seven days. The Administrative Agent shall designate a Settlement Date by delivering to each Lender a Settlement Report not later than 12:00 noon on the proposed Settlement Date, which Settlement Report shall be substantially in the form of EXHIBIT F hereto, with respect to the period beginning on the next preceding Settlement Date and ending on such designated Settlement Date.

          (ii) Non-Ratable Loans and Payments. On Business Days other than Settlement Dates, the Administrative Agent shall request and, subject to the provisions of SECTION 5.16(b), NationsBank may (but shall not be obligated to) advance to the Borrowers out of NationsBank's own funds, the entire principal amount of any Prime Rate Revolving Credit Loan requested or deemed requested pursuant to SECTION 2.2(a) (any such Revolving Credit Loan being referred to as a NON-RATABLE LOAN). The making of each Non-Ratable Loan by NationsBank shall be deemed to be a purchase by NationsBank of a 100% participation in each other Lender's Commitment Percentage of the amount of such Non-Ratable Loan. All payments of principal, interest and any other amount with respect to such Non-Ratable Loan shall be payable to and received by the Administrative Agent for the account of NationsBank. Upon demand by NationsBank, with notice thereof to the Administrative Agent, each other Lender shall pay to NationsBank, as the repurchase of such participation, an amount equal to 100% of such Lender's Commitment Percentage of the principal amount of such Non-Ratable Loan. Any payments received by the Administrative Agent between Settlement Dates which in accordance with the terms of this Agreement are to be applied to the reduction of the outstanding principal balance of Revolving Credit Loans, shall be paid over to and retained by NationsBank for such application, and such payment to and retention by NationsBank shall be deemed, to the extent of each other Lender's Commitment Percentage of such payment, to be a purchase by each such other Lender of a participation in the Revolving Credit Loans (including the repurchase of participations in Non-Ratable Loans) held by NationsBank. Upon demand by another Lender, with notice thereof to the Administrative Agent, NationsBank shall pay to the Administrative Agent, for the account of such other Lender, as a repurchase of such participation, an amount equal to such other Lender's Commitment Percentage of any such amounts (after application thereof to the repurchase of any participations of NationsBank in such other Lender's Commitment Percentage of any Non-Ratable Loans) paid only to NationsBank by the Administrative Agent.

          (iii) Net Decrease in Outstandings. If on any Settlement Date the increase in the dollar amount of any Lender's Net Outstandings which is required to comply with the first sentence of SECTION 5.17(b) is less than such Lender's Commitment Percentage of amounts received by the Administrative Agent but paid only to NationsBank since the next preceding Settlement Date, such Lender and the Administrative Agent, in their respective records, shall apply such Lender's Commitment Percentage of such amounts to the increase in such Lender's Net Outstandings, and NationsBank shall pay to the Administrative Agent, for the account of such Lender, the excess allocable to such Lender.

          (iv) Net Increase in Outstandings. If on any Settlement Date the increase in the dollar amount of any Lender's Net Outstandings which is required to comply with the first sentence of SECTION 5.17(b) exceeds such Lender's Commitment Percentage of amounts received by the Administrative Agent but paid only to NationsBank since the next preceding Settlement Date, such Lender and the Administrative Agent, in their respective records, shall apply such Lender's Commitment Percentage of such amounts to the increase in such Lender's Net Outstandings, and such Lender shall pay to the Administrative Agent, for the account of NationsBank, such excess.

          (v) No Change in Outstandings. If a Settlement Report indicates that no Revolving Credit Loans have been made during the period since the next preceding Settlement Date, then such Lender's Commitment Percentage of any amounts received by the Administrative Agent but paid only to NationsBank shall be paid by NationsBank to the Administrative Agent, for the account of such Lender. If a Settlement Report indicates that the increase in the dollar amount of a Lender's Net

     Outstandings which is required to comply with the first sentence of SECTION 5.17(B) is exactly equal to such Lender's Commitment Percentage of amounts received by the Administrative Agent but paid only to NationsBank since the next preceding Settlement Date, such Lender and the Administrative Agent, in their respective records, shall apply such Lender's Commitment Percentage of such amounts to the increase in such Lender's Net Outstandings.

          (vi) Return of Payments. If any amounts received by NationsBank in respect of the Secured Obligations (other than pursuant to SECTION 5.3, 5.5(b), 5.9, 16.2, 16.14 or 16.23) are later required to be returned or repaid by NationsBank to the Borrower or any other obligor or their respective representatives or successors in interest, whether by court order, settlement or otherwise, in excess of the NationsBank's Commitment Percentage of all such amounts required to be returned by all Lenders (including returns deemed made by a Lender other than NationsBank upon the return of funds held by NationsBank for application to such Lender's repurchase of NationsBank's participation in such Lender's Commitment Percentage of any Non-Ratable Loan), each other Lender shall, upon demand by NationsBank with notice to the Administrative Agent, pay to the Administrative Agent for the account of NationsBank, an amount equal to the excess of such Lender's Commitment Percentage of all such amounts required to be returned by all Lenders over the amount, if any, returned directly by such Lender together with such Lender's share of any interest thereon required to be paid by NationsBank.

          (vii) Payments to Administrative Agent, Lenders.  For purposes of this
     SECTION 5.17:

     (a) Payment by any Lender to the Administrative Agent shall be made not later than 1:30 p.m. on the Business Day such payment is due, PROVIDED that if such payment is due on demand by another Lender, such demand is made on the paying Lender not later than 10:00 a.m. on such Business Day. Payment by the Administrative Agent to any Lender shall be made by wire transfer, promptly following the Administrative Agent's receipt of funds for the account of such Lender and in the type of funds received by the Administrative Agent, PROVIDED that if the Administrative Agent receives such funds at or prior to 1:30 p.m., the Administrative Agent shall pay such funds to such Lender by 2:30 p.m. on such Business Day. If a demand for payment is made after the applicable time set forth above, the payment due shall be made by 2:00 p.m. on the first Business Day following the date of such demand.

     (b) If a Lender shall, at any time, fail to make any payment to the Administrative Agent required hereunder, the Administrative Agent may, but shall not be required to, retain payments that would otherwise be made to such Lender hereunder and apply such payments to such Lender's defaulted obligations hereunder, at such time or times, and in such order, as the Administrative Agent may elect in its sole discretion.

     (c) With respect to the payment of any funds under this SECTION 5.17(c), whether from the Administrative Agent to a Lender or from a Lender to the Administrative Agent, the party failing to make full payment when due pursuant to the terms hereof shall, upon demand by the other party, pay such amount together with interest thereon, at the Federal Funds Effective Rate.

     (d) Settlement of Other Secured Obligations. All other amounts received by the Administrative Agent on account of, or applied by the Administrative Agent to the payment of, any Secured Obligation owed to the Lenders (including, without limitation, fees payable to the Lenders pursuant to SECTIONS 5.2, 5.4 and 5.5 and proceeds from the sale of, or other realization upon, all or any part of the Collateral following an Event of Default) that are received by the Administrative Agent on or prior to 1:30 p.m. on a Business Day will be paid by the Administrative Agent to each Lender on the same Business Day, and any such amounts that are received by the Administrative Agent after 1:00 p.m. will be paid by the Administrative Agent to each Lender not later than 12:00 noon on the following Business Day. Unless otherwise stated herein, the Administrative Agent shall distribute fees payable to the Lenders pursuant to SECTIONS 5.2,
5.4 and 5.5 ratably to the Lenders based on each Lender's Commitment Percentage and shall distribute proceeds from the sale of, or other realization upon, all or any part of the Collateral following an Event of Default ratably to the Lenders based on the amount of the Secured Obligations then owing to each Lender.

     SECTION 5.18. Prepayments.

     (a) Mandatory Prepayments from Asset Dispositions. Immediately upon receipt by ProSource or any of its Subsidiaries of the Net Proceeds of any Asset Disposition, the Borrowers shall apply such Net Proceeds to the prepayment of the Loans as provided in SECTION 5.18(e); PROVIDED, HOWEVER, that the Borrowers shall not be required to make such prepayment to the extent that the Net Proceeds from Asset Dispositions arise from a sale/leaseback transaction of any vehicle, trailer or other asset as to which a certificate of title has been issued, or to the extent that during any Fiscal Year such Net Proceeds do not exceed, in the aggregate, $250,000. Concurrently with the making of any such payment, the Borrowers shall deliver to Administrative Agent a certificate of ProSource's Financial Officer demonstrating the calculations of the amount required to be paid. Notwithstanding the foregoing, to the extent that the gross proceeds from Asset Dispositions during any Fiscal Year exceed, in the aggregate, $250,000, if ProSource reasonably expects such proceeds to be reinvested within six months after receipt in productive assets (other than Inventory) of a kind then used or useable in the business of a Borrower and that are not subject to any Lien other than in favor of the Administrative Agent, then (a) to the extent such proceeds do not exceed the balance from time to time of the Revolving Credit Loan, such proceeds shall be applied to the repayment of the outstanding balance of the Revolving Credit Loans and the Administrative Agent shall, until the reinvestment of such proceeds, establish and maintain a reserve against the Borrowing Base in the amount of the proceeds so applied and (b) to the extent such proceeds exceed the balance from time to time of the Revolving Credit Loans, the Borrowers shall deposit such proceeds with the Administrative Agent to be held as Cash Collateral. Upon the Administrative Agent's receipt of evidence satisfactory to it that ProSource has received the Equipment or other goods in which such proceeds are to be reinvested, the Administrative Agent shall release its security interest in any such Cash Collateral and shall eliminate the related reserve against the Borrowing Base. To the extent that ProSource fails so to reinvest such proceeds (or to cause such proceeds to be reinvested) within six months after receipt, the Borrowers irrevocably authorize and direct the Administrative Agent to apply an amount equal to the unreinvested amount to the prepayment of the Loans as provided in SECTION 5.18(e), the funds for such application to be provided from any unreinvested amount then held as Cash Collateral and proceeds of a Revolving Credit Loan in the amount of the related reserve against the Borrowing Base, which reserve shall simultaneously be eliminated.

     (b) Application of Division Acquisition Agreement Adjustments. Amounts received after the Effective Date, by ProSource (or any Borrower) pursuant to the Division Acquisition Agreement or any other Division Acquisition Document as adjustment of purchase price, in respect of indemnification obligations of the Seller, or for any other reason, shall be deposited to an Agency Account in accordance with the provisions of this Agreement applicable to all collections of Receivables or proceeds of other Collateral.

     (c) Application of New Subordinated Debt. Proceeds of the issuance of New Subordinated Debt shall be applied as agreed upon by the Borrowers and the Required Lenders prior to the issuance thereof, and the provisions governing such permitted application are expressly agreed to be part of the terms and conditions of the New Subordinated Debt, PROVIDED that, except as set forth in
Section 12.6(d), such proceeds will not be used to make Restricted Distributions or Restricted Payments.

     (d) Prepayment of Term Loan B. If the Borrowers prepay Term Loan B, in whole or in part, for any reason, the Revolving Credit Facility and the right to request borrowings under this Agreement shall immediately terminate, and all outstanding principal of the Revolving Credit Loan, together with accrued but unpaid interest thereon and all fees and other amounts payable in respect thereof shall become immediately due and payable.

     (e) Application of Prepayments. Subject to the provisions of SECTION 5.20, all prepayments pursuant to SECTION 5.18(a) shall be applied first to the outstanding principal of the Term Loan A to the extent thereof and second to the outstanding Revolving Credit Loans to the extent thereof, with any excess to be deposited with the Administrative Agent to be held as Cash Collateral for the Secured Obligations (in addition to any Cash Collateral provided for under SECTION 5.20) and applied by the Administrative Agent from time to time to outstanding Revolving Credit Loans promptly upon the making of such Revolving Credit Loans or, after the Termination Date, to any of the Secured Obligations in such manner as the Administrative Agent shall determine in its sole discretion. All prepayments of the Term Loans shall be applied to the principal installments payable thereon in inverse order of maturity.

     Section 5.19. Prepayment; Early Termination.

     (a) If the Borrowers terminate this Agreement for any reason (other than as a result of the prepayment of the Loans with the proceeds of the issuance of capital stock or other equity securities or of an additional capital contribution in respect of existing capital stock or other equity securities) prior to the fifth Anniversary Date, the Borrowers shall pay to the Administrative Agent for the ratable benefit of the Lenders on such date of termination, as liquidated damages for lost profits and benefits of the bargain and compensation for the costs of making funds available to the Borrowers under this Agreement, and not as a penalty, an amount equal to the percentage specified below for the Loan Year in which such termination occurs MULTIPLIED by, the Total Facility in effect on the Effective Date:


                               Loan Year  Percent
                               ---------  -------
                                 1        1.50%
                                 2        1.25%
                                 3        1.00%
                                 4        0.75%
                                 5        0.50%


     (b) If the Borrowers terminate this Agreement directly or indirectly as the result of the prepayment of the Loans with the proceeds of the issuance of capital stock or other equity securities or of an additional capital contribution in respect of existing capital stock or other equity securities prior to the fifth Anniversary Date, the Borrowers shall pay to the Administrative Agent for the ratable benefit of the Lenders on the date of termination, as liquidated damages for lost profits and benefits of the bargain and compensation for the costs of making funds available to the Borrowers under this Agreement, and not as a penalty, an amount equal to the percentage specified below for the Loan Year in which such prepayment is made MULTIPLIED by, the Total Facility in effect on the Effective Date:


                               Loan Year  Percent
                               ---------  -------
                                 1        0.75%
                                 2        0.625%
                                 3        0.50%
                                 4        0.375%
                                 5        0.25%

     SECTION 5.20. Cash Collateral in Lieu of Repayment. In the event that a Borrower is required to make a principal repayment of any Eurodollar Rate Loan pursuant to SECTIONS 2.3(b) or (c) or 5.18 prior to the end of the Interest Period therefor, then the Borrower may elect as to such Loan, by prior written notice to the Administrative Agent, in lieu of such repayment, to deliver cash to the Administrative Agent in the amount of such required repayment, to be held by the Administrative Agent as Cash Collateral until the end of the Interest Period for such Loan. The Administrative Agent shall deliver prompt written notice of such election to each of the Lenders. Said Cash Collateral shall be invested in such manner as the Administrative Agent shall elect in its sole discretion, and any earnings on such Cash Collateral may, in Administrative Agent's sole discretion, be applied in payment of accrued but unpaid interest on such Loan. At the end of the Interest Period for such Loan, the Administrative Agent shall apply such Cash Collateral in repayment of the principal amount of such Loan; PROVIDED, HOWEVER, that upon the acceleration of the Secured Obligations, the Administrative Agent may apply such Cash Collateral and any earnings thereon to the repayment of the Secured Obligations in such order or manner as the Administrative Agent may elect in its sole discretion. Prior to the application of the Cash Collateral in repayment of such Loan, such Loan shall be deemed to be outstanding for all purposes of this Agreement.

     SECTION 5.21. Borrowers' Representative. Each of BroMar and ProSource Canada hereby appoints ProSource as, and ProSource shall act under this Agreement as, the representative of BroMar and ProSource Canada for all purposes, including, without being limited to, requesting borrowings and receiving account statements and other notices and communications to the Borrowers (or any of them) from the Administrative Agent or any Lender. The Administrative Agent and the Lenders may rely, and shall be fully protected in relying, on any request for borrowing, disbursement instruction, report, information or any other notice or communication made or given by ProSource, whether in its own name, on behalf of any other Borrower or on behalf of "the Borrowers," and neither the Administrative Agent nor any Lender shall have any obligation to make any inquiry or request any confirmation from or on behalf of any other Borrower as to the binding effect on it of any such request, instruction, report, information, notice or communication, nor shall the joint and several character of the Borrowers' liability for the Secured Obligations be affected, PROVIDED that the provisions of this SECTION 5.21 shall not be construed so as to preclude any Borrower from directly requesting borrowings or taking other actions permitted to be taken by "a Borrower" hereunder. The Administrative Agent and each Lender intend to maintain a single Loan Account in the name of "ProSource Services Corporation" hereunder and each Borrower expressly agrees to such arrangement and confirms that such arrangement shall have no effect on the joint and several character of its liability for the Secured Obligations.

     SECTION 5.22. Joint and Several Liability.

     (a) Joint and Several Liability. The Secured Obligations shall constitute one joint and several direct and general obligation of all of the Borrowers. Notwithstanding anything to the contrary contained herein, each of the Borrowers shall be jointly and severally, with each other Borrower, directly and unconditionally liable to the Administrative Agent and the Lenders for all Secured Obligations and shall have the obligations of co-maker with respect to the Revolving Credit Loans, the Revolving Credit Notes, the Term Loans, the Term Notes and the Secured Obligations, it being agreed that the advances to each Borrower inure to the benefit of all Borrowers, and that the Administrative Agent and the Lenders are relying on the joint and several liability of the Borrowers as co-makers in extending the Loans hereunder. Each Borrower hereby unconditionally and irrevocably agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any principal of, or interest on, any Revolving Credit Loan, Term Loan or other Secured Obligation payable to the Administrative Agent or any Lender, it will forthwith pay the same, without notice or demand.

     (b) No Reduction in Obligations. No payment or payments made by any of the Borrowers or any other Person or received or collected by the Administrative Agent or any Lender from any of the Borrowers or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Secured Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of each Borrower under this Agreement, which shall remain liable for the Secured Obligations until the Secured Obligations are paid in full and the Revolving Credit Facility is terminated.

     SECTION 5.23. Obligations Absolute. Each Borrower agrees that the Secured Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any Lender with respect thereto. All Secured Obligations shall be conclusively presumed to have been created in reliance hereon. The liabilities under this Agreement shall be absolute and unconditional irrespective of:

     (a) any lack of validity or enforceability of any Loan Documents or any other agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payments of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver thereof or any consent to departure therefrom, including, but not limited to, any increase in the Secured Obligations resulting from the extension of additional credit to any Borrower or otherwise;

     (c) any taking, exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations;

     (d) any change, restructuring or termination of the corporate structure or existence of any Borrower; or

     (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Borrower or a guarantor.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had not been made.

     SECTION 5.24. Waiver of Suretyship Defenses. Each Borrower agrees that the joint and several liability of the Borrowers provided for in SECTION 5.22 shall not be impaired or affected by any modification, supplement, extension or amendment or any contract or agreement to which the other Borrowers may hereafter agree (other than an agreement signed by the Administrative Agent and the Lenders specifically releasing such liability), nor by any delay, extension of time, renewal, compromise or other indulgence granted by the Administrative Agent or any Lender with respect to any of the Secured Obligations, nor by any other agreements or arrangements whatever with the other Borrowers or with anyone else, each Borrower hereby waiving all notice of such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if it had expressly agreed thereto in advance. The liability of each Borrower is direct and unconditional as to all of the Secured Obligations, and may be enforced without requiring the Administrative Agent or any Lender first to resort to any other right, remedy or security. Each Borrower hereby expressly waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Secured Obligations, the Revolving Credit Notes, the Term Notes, this Agreement or any other Loan Document and any requirement that the Administrative Agent or any Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Borrower or any other Person or any collateral, including any rights any Borrower may otherwise have under O.C.G.A. Section 10-7-24.

     SECTION 5.25. Judgment Currency. The obligation of the Borrowers in respect of any sum due to the Administrative Agent or the Lenders hereunder shall, notwithstanding any judgment in a currency (the "judgment currency") other than Dollars, be discharged only to the extent that on the Business Day next following receipt by the Administrative Agent for the account of the Lenders of any sum adjudged to be so due in the judgment currency, the Agent may in accordance with normal banking procedures purchase

Dollars with the judgment currency at the spot rate of NationsBank on such Business Day. If the amount in Dollars so purchased is less than the sum originally due to the Administrative Agent and the Lenders, the Borrowers agree, as a separate Secured Obligation and notwithstanding any such judgment, that, if such a judgment is rendered against the Borrowers (or any of them), they will, jointly and severally, indemnify the Administrative Agent and the Lenders against such loss (and if the amount in Dollars so purchased exceeds the sum originally due from the Borrowers to the Administrative Agent and Lenders, the Administrative Agent agrees to remit to the Borrowers such excess).

     SECTION 5.26. Payments Free of Tax. All payments by the Borrowers hereunder shall be made free of any tax, levy or withholding attributable to the status or domicile of the Borrowers (or any of them) and should any such tax, levy or withholding be applicable to any such payment by the Borrowers to the Administrative Agent for the account of the Lenders hereunder, such payment shall be increased by the amount necessary to assure that the Administrative Agent receives, for the account of the Lenders, net of any such tax, levy or withholding (and net of the income tax effect (at the highest corporate marginal rate then in effect under the United States Internal Revenue Code of 1986, as amended, or any successor statute) of the receipt of such increase), the amount required to be paid to the Lenders hereunder.

                                   ARTICLE 6

                              CONDITIONS PRECEDENT


     SECTION 6.
1. Conditions Precedent to Initial Loans. Notwithstanding any other provision of this Agreement, the respective obligations of the Lenders to make the Term Loans and the initial Revolving Credit Loan are subject to the satisfaction of the following conditions:

     (a) No Proceedings. No action, proceeding, investigation, regulation or legislation, shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of, this Agreement, the Division Acquisition Agreements, or the consummation of the transactions contemplated hereby, or which, in the Lenders' reasonable discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement;

     (b) Material Adverse Change. As of the Effective Date, there shall not have occurred any change which is materially adverse, in the Lenders' sole discretion, to the assets, liabilities, businesses, operations, condition (financial or otherwise) or prospects of ProSource, BroMar or the Division from those presented by the financial statements of ProSource, PDS and the Division described in SECTIONS 7.1(o)(i) AND (ii);

     (c) Notice. The Administrative Agent shall have received a Notice of Borrowing;

     (d) Fees. All fees payable to the Administrative Agent or the Lenders on or prior to the Effective Date shall have been paid (or provision for payment on such Date satisfactory to the Administrative Agent shall have been made);

     (e) Documents. The Administrative Agent shall have received on or before the Effective Day the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Administrative Agent, its special counsel and the Lenders and (except for the Notes) in sufficient copies for each Lender:

     1. Notes. Each Revolving Credit Note, each Term Note A and each Term Note B, duly executed and delivered by the Borrowers.

     2. Articles and Bylaws. Certified copies of the articles or certificate of incorporation and bylaws of each Borrower and the Parent as in effect on the Effective Date.

     3. Resolutions. Certified copies of all corporate action, including shareholder approval, if necessary, taken by each Borrower and the Parent to authorize the execution, delivery and performance of the Loan Documents to which each is a party and in the case of each Borrower, the borrowings under this Agreement and the execution, delivery and performance of the Division Acquisition Documents and the Merger Documents.

     4. Incumbency Certificates. Certificates of incumbency and specimen signatures with respect to each of the officers of each Borrower and the Parent authorized to execute and deliver any Loan Documents on behalf of a Borrower or the Parent and any other document, certificate or instrument to be delivered in connection with the Loan Documents and, in the case of the Borrowers, to request borrowings under this Agreement.

     5. Good Standing Certificates. A certificate (as of a recent date) evidencing the good standing of each of each Borrower and the Parent in the jurisdiction of its incorporation and in each other jurisdiction in which it is required to be qualified to do business as a foreign corporation in order to transact its business as presently conducted or as it is intended to be conducted after giving effect to the Division Acquisition and the Merger.

     6. Financing Statements. The Financing Statements duly executed and delivered by each Borrower, and, as to ProSource, acknowledgement copies evidencing the filing of certain of such Financing Statements in each jurisdiction where such filing may be necessary or appropriate to perfect the Security Interest and reports on Form UCC-11 or other acceptable reports of the results of searches of the UCC records in each such jurisdiction, reflecting the filing of such Financing Statements.

     7. Mortgages. Copies of the Mortgages duly executed and delivered by ProSource and evidencing the recording of each such instrument in the appropriate jurisdiction for the recording thereof on the Real Estate subject thereto or, at the option of the Administrative Agent, in proper form for recording in such jurisdiction.

     8. Title Insurance. One or more fully paid mortgagee title insurance policies or, at the option of the Administrative Agent, unconditional commitments for the issuance thereof with all requirements and conditions to the issuance of the final policy deleted or marked satisfied, issued by a title insurance company satisfactory to the Administrative Agent, each in an amount equal to not less than the fair market value of the Real Estate subject to the Mortgage insured thereby, insuring that such Mortgage creates a valid first lien on, and security title to, all Real Estate described therein, with no survey exceptions and no other exceptions which the Administrative Agent shall not have approved in writing.

     9. Real Estate Surveys. Such materials and information concerning the Real Estate as the Administrative Agent may require, dated such dates as may be acceptable to the Administrative Agent, including, without limitation, (A) current and accurate surveys satisfactory to the Administrative Agent of all of the owned Real Estate, certified to the Administrative Agent and showing the location of the 100-year and 50-year flood plains thereon, (B) zoning letters as to the zoning status of all of the owned Real Estate, (C) certificates of occupancy covering all of the Real Estate, and (D) owner's affidavits as to such matters relating to the owned Real Estate as the Administrative Agent may request.

     10. Phase I Environmental Reports. A report (as of a recent date) from a qualified engineering firm or other qualified consultant acceptable to the Administrative Agent with respect to an investigation and audit of any existing, potential or suspect conditions that could constitute a liability on, affect the value of or restrict the use of all Real Estate included in the Division Assets. The Report shall be based on a review of available information concerning past and present uses, occupants, ownership and tenancy of the property and/or adjacent properties and shall include, at least, the following:

     (A) a non-intrusive evaluation of surface water and subsurface geological conditions;

     (B) a review of regulatory agency databases of known or suspected hazardous material contamination of the property or other properties in the area;

     (C) a review of aerial photographs;

     (D) a visual site inspection noting, at a minimum, fills, storage tanks or areas, ground discoloration or soil odors.

     11. Landlord's Consent. Landlord's or mortgagee's waiver and consent agreements (or confirmations of such agreements delivered in connection with the Existing Loan Agreement) duly executed on behalf of each landlord or mortgagee, as the case may be, of the Real Estate and any other real property on which any Collateral is located.

     12. Division Acquisition Agreement Assignment. The Division Acquisition Agreement Assignment, duly executed by ProSource and acknowledged by the Sellers.

     13. Agency Account Agreements. Agency Account Agreements, each duly executed by a Borrower and the Clearing Bank party thereto.

     14. Parent Guaranty. The Parent Guaranty, duly executed and delivered by the Parent.

     15. Pledge Agreement. The Pledge Agreement, duly executed and delivered by the Parent, together with stock transfer powers, duly executed by the Parent in blank, and stock certificates representing 100% of the issued and outstanding capital stock of ProSource.

     16. ProSource Pledge Agreement. The ProSource Pledge Agreement, duly executed and delivered by ProSource, together with stock transfer powers, duly executed by ProSource in blank, and stock certificates representing 100% of the issued and outstanding capital stock of each of BroMar and ProSource Canada.

     17. BKC Agreements. Certified copies of the BKC Agreements as in effect on the Effective Date.

     18. Valley Agreements, Malone Agreements. Certified copies of the Valley Agreements and the Malone Agreements as in effect on the Effective Date, together with such assignments, confirmations, acknowledgements or other assurances as may be specified by the Administrative Agent as to the continuing effectiveness of such Agreements after the Effective Date and the consummation of the transactions contemplated hereby to occur on such Date.

     19. NationsBank Assignment. One or more letters from NationsBank, as "Agent" under the Existing Loan Agreement and as "Lender" under the Existing PDS Loan Agreement, addressed to the Administrative Agent, ProSource and PDS, setting forth the amounts required to pay all obligations of ProSource and PDS, respectively, under such agreements on the Effective Date, and assigning to the Administrative Agent all of NationsBank's liens, in such capacities, on assets and properties of ProSource and PDS.

     20. Support Agreements. Support Agreements duly executed and delivered by David R. Parker, Paul A. Garcia de Quevedo, Thomas C. Highland and Daniel Adzia.

     21. Pro Formas. A fair saleable value balance sheet prepared and certified to by its Financial Officer in form and substance satisfactory to Administrative Agent setting forth valuations of the Borrowers' assets, the Projections and the Pro Forma, together with a certificate executed by ProSource's Financial Officer, in form

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


and substance satisfactory to Administrative Agent, certifying to the effect of the provisions of SECTION 7.1(t), as of the Effective Date, after giving effect to the transactions contemplated to occur on or before the Effective Date by the terms of the Division Acquisition Documents, the Merger Documents and the Loan Documents, together with attachments demonstrating the basis of such conclusions.

     22. Legal Opinion. A signed opinion of Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel for the Borrowers and the Parent, substantially in the form of EXHIBIT D, and of such local counsel for the Borrowers as may be required by the Administrative Agent, opining as to such matters in connection with the transactions contemplated by this Agreement as the Administrative Agent or its special counsel may reasonably request.

     23. Insurance Certificate. Certificates or binders of insurance relating to each of the policies of insurance covering any of the Collateral together with loss payable clauses which comply with the terms of SECTION 9.8.

     24. Officer's Certificate. A certificate of the President or a Financial Officer of ProSource stating that, to the best of his knowledge and based on an examination sufficient to enable him to make an informed statement,

          (A) all of the representations and warranties made or deemed to be made under this Agreement are true and correct as of the Effective Date, after giving effect to the Revolving Credit Loan and the Term Loans to be made at such time and the application of the proceeds thereof, and

          (B) no Default or Event of Default exists.

     25. Borrowing Base Certificate. A Weekly Borrowing Base Certificate, a Schedule of Inventory and a Schedule of Receivables, prepared as of March 29, 1995, and a Weekly Borrowing Base Certificate prepared as of the Effective Date on a pro forma basis.

     26. Disbursement Letter.  A letter, conforming to the requirements of
SECTION 10.8, from the Borrowers to the Administrative Agent requesting the Term Loans and the initial Revolving Credit Loan and specifying the method of disbursement of proceeds thereof.

     27. Appraisals. One or more reports of appraisals of all owned Real Estate and Equipment, prepared by appraisers satisfactory to the Administrative Agent, establishing values at levels satisfactory to the Administrative Agent to support the Loans on a fair market value in-place/not in use basis.

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



     28. Other Loan Documents. Copies of each of the other Loan Documents duly executed by the parties thereto with evidence satisfactory to the Administrative Agent and its special counsel of the due authorization, binding effect and enforceability of each such Loan Document on each such party and such other documents and instruments as the Administrative Agent or the Lender through the Administrative Agent may reasonably request.

     (f) Parent Subordinated Debt. On the Effective Date, the Administrative Agent shall have received satisfactory evidence that ProSource has issued and sold to Onex Ohio Holdings, Inc., a Parent Subordinated Note and received net cash proceeds of $15,000,000 in respect thereof, and copies, certified as true and correct, of both Parent Subordinated Notes and each other document delivered in connection therewith;

     (g) Additional Equity. On the Effective Date, the Administrative Agent shall have received satisfactory evidence that ProSource has received a capital contribution in exchange for or in respect of its common equity in an amount not less than $30,000,000, in cash or Cash Equivalents, resulting in a Consolidated Net Worth (after giving effect to the dividend of the Parent's promissory note in the principal amount of $7,000,000) of not less than $48,000,000;

     (h) Division Acquisition. On the Effective Date (i) the Administrative Agent shall have received true and complete executed or conformed copies of the Division Acquisition Documents and any amendments thereto, including, without being limited to a copy of the Seller Note as executed and delivered by the Parent; (ii) the Division Acquisition Documents shall be in full force and effect and no material term or condition thereof shall have been amended, modified or waived after the execution thereof (other than solely to extend the date by which the Division Acquisition is required to occur) except with the prior written consent of the Administrative Agent; (iii) none of the parties to any of the Division Acquisition Documents shall have failed to perform any material obligation or covenant required by such Division Acquisition Document to be performed or complied with by it on or before the Effective Date; (iv) all representations and warranties of ProSource and the Sellers contained in the Division Acquisition Agreement and the other Division Acquisition Documents shall be true and correct in all material respects with the same effect as though made on and as of the Effective Date; (v) all requisite approvals by governmental authorities and regulatory bodies having jurisdiction over the parties to the Division Acquisition Agreement in respect of the Division Acquisition shall have been obtained by such parties as the case may be, and no such approvals shall impose any conditions to the consummation of the Division Acquisition; (vi) the Division Acquisition shall have been consummated in accordance with the terms and provisions of the Division Acquisition Agreement and the other Division Acquisition Documents, without any amendment or waiver of any material provision thereof; and (vii) the Administrative Agent shall have received a certificate of ProSource's chief executive officer or other evidence satisfactory to it that each of the foregoing conditions

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


has been satisfied. In addition, all opinion letters delivered in connection with the Division Acquisition Documents and the transactions contemplated thereby shall be addressed to the Administrative Agent, for the benefit of the Lenders, or accompanied by a written authorization from the firm delivering such opinion letter stating that the Administrative Agent and the Lenders may rely on such opinion letter as though it were addressed to them;

     (i) Merger. On the Effective Date, the Merger shall have been consummated in accordance with the Merger Documents without any material amendment or waiver of any term thereof and the Administrative Agent shall have received certified copies of the Merger Documents as in effect on the Effective Date, in substantially the forms of such documents delivered to the Administrative Agent prior to the Agreement Date;

     (j) Security Interests. On the Effective Date, the Administrative Agent shall have received such additional evidence as it may request, that the Administrative Agent (for the benefit of Lenders) has, as of the Effective Date, a valid and perfected first priority security interest in or lien on all of the Collateral, subject only to Permitted Liens; and

     (k) Availability. On the Effective Date, the Administrative Agent shall have received evidence satisfactory to the Administrative Agent, confirmed by a certificate of a Financial Officer of ProSource, that as of the Effective Date, Availability, after giving effect to the estimated fees and expenses in connection with the consummation of the transactions contemplated by this Agreement to be paid on the Effective Date and the reasonably expected amount of the Letter of Credit Reserve in effect 60 days after the Effective Date, but without giving effect to the reserve provided for in CLAUSE (b)(iii)(A) of the definition "BORROWING BASE," is not less than $45,000,000.

     SECTION 6.2. All Loans; Letters of Credit. At the time of making of each Loan and the issuance of each Letter of Credit:

     (a) all of the representations and warranties made or deemed to be made under this Agreement shall be true and correct in all material respects at such time both with and without giving effect to the Loan to be made at such time and the application of the proceeds thereof,

     (b) the corporate actions of the Borrowers referred to in SECTION 6.1(e)(3) above shall remain in full force and effect and the incumbency of officers shall be as stated in the certificates of incumbency delivered pursuant to SECTION 6.1(e)(4) or as subsequently modified and reflected in a certificate of incumbency delivered to the Administrative Agent, and

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



     (c) each request or deemed request for any borrowing hereunder shall be deemed to be a certification by the Borrowers to the Administrative Agent and the Lenders as to the matters set forth in SECTIONS 6.2(a) and (b) and the Administrative Agent may, without waiving either condition, consider the conditions specified in SECTIONS 6.2(a) and (b) fulfilled and a representation by the Borrowers to such effect made, if no written notice to the contrary is received by the Administrative Agent prior to the making of the Loan then to be made.

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


                                   ARTICLE 7

                   REPRESENTATIONS AND WARRANTIES OF BORROWER


     SECTION 7.

1. Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent, the Co-Agents and the Lenders as follows:

     (a) Organization; Power; Qualification. Each Borrower and each of its Subsidiaries is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, having the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in all jurisdictions other than those in which failure so to qualify or be authorized could not, singly or in the aggregate, have a Materially Adverse Effect on the Borrower or any of its material Subsidiaries. Each jurisdiction in which a Borrower or any Subsidiary is qualified to do business as a foreign corporation is listed on SCHEDULE 7.1(a).

     (b) Capitalization. The outstanding capital stock of each Borrower has been duly and validly issued and is fully paid and nonassessable, and the number and owners of such shares of capital stock of the Borrowers are set forth on SCHEDULE 7.1(b). The issuance and sale of each Borrower's capital stock have been registered or qualified under applicable federal and state securities laws or are exempt therefrom.

     (c) Subordinated Notes. ProSource has the corporate power and authority to incur the Parent Subordinated Debt and to issue the Parent Subordinated Notes. The issuance and sale of the Parent Subordinated Notes have been registered or qualified under applicable federal and state securities laws or are exempt therefrom. Each Parent Subordinated Note constitutes the legally valid and binding obligation of ProSource enforceable against ProSource in accordance with its terms (including those pertaining to subordination). ProSource has delivered to the Administrative Agent a complete and correct copy of all documents evidencing or relating to the Parent Subordinated Debt and each of the representations and warranties made by ProSource therein is true and correct in all material respects. The subordination provisions of the Parent Subordinated Notes will be enforceable against the holder thereof by the holder of any Note which has not effectively waived the benefits thereof. All of the Secured Obligations constitute senior Debt entitled to the benefits of subordination created by each Parent Subordinated Note.

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



     (d) Subsidiaries. SCHEDULE 7.1(d) correctly sets forth the name of each Subsidiary, its jurisdiction of incorporation, the name of its immediate parent or parents, and the percentage of its issued and outstanding securities owned by a Borrower or any other Subsidiary of a Borrower and indicating whether such Subsidiary is a Consolidated Subsidiary. Except as set forth on SCHEDULE 7.1(d),

          (i) no Subsidiary of ProSource has issued any securities convertible into shares of such Subsidiary's capital stock or any options, warrants or other rights to acquire any shares or securities convertible into such shares,

          (ii) the outstanding stock and securities of each Subsidiary are owned by ProSource or a Wholly Owned Subsidiary of ProSource, or by ProSource and one or more of its Wholly Owned Subsidiaries, free and clear of all Liens, warrants, options and rights of others of any kind whatsoever, and

          (iii) ProSource has no Subsidiaries.

The outstanding capital stock of each Subsidiary has been duly and validly issued and is fully paid and nonassessable by the issuer and the number and owners of such shares of such capital stock are set forth on SCHEDULE 7.1(d).

     (e) Authorization of Agreement, Notes, Loan Documents and Borrowing. Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement and each of the Loan Documents to which it is a party in accordance with their respective terms. This Agreement and each of the Loan Documents has been duly executed and delivered by the duly authorized officers of the Borrowers party thereto and each is, or each when executed and delivered in accordance with this Agreement will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

     (f) Compliance of Agreement, Notes, Loan Documents and Borrowing with Laws, Etc. Except as set forth on SCHEDULE 7.1(f), the execution, delivery and performance of this Agreement and each of the Loan Documents in accordance with its terms and the borrowings hereunder do not and will not, by the passage of time, the giving of notice or otherwise,

          (i) require any Governmental Approval or violate any Applicable Law relating to a Borrower or any of its Subsidiaries, the violation of which may reasonably be expected to have a Materially Adverse Effect on the Borrowers or any material Subsidiaries,

          (ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or by-laws of a Borrower or any of its Subsidiaries,

          (iii) conflict with, result in a breach of or constitute a default under any provisions of any indenture, agreement or other instrument to which a Borrower or any of its Subsidiaries is a party or by which a Borrower, any of its Subsidiaries or any of a Borrower's or such Subsidiaries' property may be bound (including, without being limited to, the Division Acquisition Documents or any such indenture, agreement or other instrument governing or evidencing any Subordinated Debt) or any Governmental Approvals relating to a Borrower or any of its Subsidiaries, if the effect thereof, singly or in the aggregate, may reasonably be expected to have a Materially Adverse Effect on the Borrowers or any material Subsidiaries, or

          (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by a Borrower, other than the Security Interest.

     (g) Business. ProSource and ProSource Canada are engaged principally in the business of purchasing, warehousing, distributing, transporting and selling food, paper, dairy, produce, uniforms, soft drink syrups and other products used in casual dining or quick-service restaurants and providing related logistics services. BroMar is engaged exclusively in the business of purchasing certain of such products under contracts with select vendors and simultaneously reselling such products exclusively to ProSource.

     (h) Compliance with Law; Governmental Approvals.

          (i) Except as set forth in SCHEDULE 7.1(h), each Borrower and each of its Subsidiaries

               (A) has all Governmental Approvals, including permits relating to federal, state and local Environmental Laws, ordinances and regulations, required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the knowledge of any Borrower, threatened attack by direct or collateral proceeding, and

               (B) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it, including, without being limited to, all Environmental Laws and all occupational health and safety laws applicable to such Borrower, any of its Subsidiaries or their respective properties, except for such Governmental Approvals, the failure to obtain which, or instances of noncompliance which, could not reasonably be expected, singly or in the aggregate, to cause a Default or Event of Default or have a Materially Adverse Effect on a Borrower or any material Subsidiaries and in respect of which reserves reflecting such Borrower's or such Subsidiary's reasonably anticipated liability have been established on the books of such Borrower or such Subsidiary, as applicable.

          (ii) Without limiting the generality of the above, except as set forth on SCHEDULE 7.1(h) and except with respect to matters which could not reasonably be expected to have, singly or in the aggregate, a Materially Adverse Effect on ProSource and its Subsidiaries taken as a whole:

               (A) the operations of each Borrower and each of its Subsidiaries comply in all material respects with all applicable environmental, health and safety requirements of Applicable Law;

               (B) each Borrower and each of its Subsidiaries has obtained all environmental, health and safety permits necessary for its operation, and all such permits are in good standing and each Borrower and each of its Subsidiaries is in compliance in all material respects with all terms and conditions of such permits;

               (C) neither any Borrower nor any of its Subsidiaries nor any of their respective present or past property or operations are subject to any order from or agreement with any public authority or private party respecting (x) any environmental, health or safety requirements of Applicable Law, (y) any Remedial Action, or (z) any liabilities or costs arising from the Release or threatened Release of a Contaminant into the environment;

               (D) none of the operations of any Borrower or of any of its Subsidiaries is subject to any judicial or administrative proceeding alleging a violation of any environmental, health or safety requirement of Applicable Law;

               (E) none of the present or past operations of any Borrower or any of its Subsidiaries is the subject of any investigation by any public authority evaluating whether any Remedial Action is needed to respond to a Release or threatened Release of a Contaminant into the environment;

               (F) neither any Borrower nor any of its Subsidiaries has filed any notice under any requirement of Applicable Law indicating past or present treatment, storage or disposal of a hazardous waste, as that term is defined under 40 CFR Part 261 or any state equivalent;

               (G) neither any Borrower nor any of its Subsidiaries has filed any notice under any requirement of Applicable Law reporting a Release of a Contaminant into the environment;

               (H) except in compliance in all material respects with applicable Environmental Laws, during the course of ProSource's or any Subsidiary's ownership of or operations on the Real Estate, there has been no (1) generation, treatment, recycling, storage or disposal of hazardous waste, as that term is defined under 40 CFR Part 261 or any state equivalent, (2) use of underground storage tanks or surface impoundments, (3) use of asbestos-containing materials, or (4) use of polychlorinated biphenyls (PCBs) used in hydraulic oils, electrical transformers or other equipment;

               (I) neither any Borrower nor any of its Subsidiaries has entered into any negotiations or agreements with any Person (including, without limitation, any prior owner of any of the Real Estate or other property of ProSource or any of its Subsidiaries) relating to any Remedial Action or environmental activity-related claim;

               (J) neither any Borrower nor any of its Subsidiaries has received any notice or claim to the effect that it is or may be liable to any Person as a result of the Release or threatened Release of a Contaminant into the environment;

               (K) neither any Borrower nor any of its Subsidiaries has any material contingent liability in connection with any Release or threatened Release of any Contaminant into the environment;

               (L) no Environmental Lien has attached to any of the Real Estate or other property of any Borrower or of any of its Subsidiaries;

               (M) the presence and condition of all asbestos-containing material which is on or part of the Real Estate (excluding any raw materials used in the manufacture of products or products themselves) do not violate in any material respect any currently applicable requirement of Applicable Law; and

               (N) neither any Borrower nor any of its Subsidiaries manufactures, distributes or sells, and has never manufactured, distributed or sold, products which contain asbestos-containing material.

          (iii) Each Borrower has notified the Administrative Agent and each Lender of the receipt by it or by any of its Subsidiaries of any notice of a material violation of any Environmental Laws and occupational health and safety laws applicable to such Borrower, any of its Subsidiaries or any of their respective properties.

     (i) Title to Properties. Except as set forth in SCHEDULE 7.1(i), each Borrower and each of its Subsidiaries has valid and legal title to or leasehold interest in all material personal property, Real Estate and other assets used in its business, it being acknowledged that BroMar neither owns nor leases any material tangible personal property, other than computer and office Equipment used in its business other than Inventory.

     (j) Liens. Except as set forth in SCHEDULE 7.1(j), none of the properties and assets of any Borrower or any Subsidiary is subject to any Lien, except Permitted Liens. Other than the Financing Statements, no financing statement under the Uniform Commercial Code of any State or other instrument evidencing a Lien which names a Borrower or any Subsidiary as debtor has been filed (and has not been terminated) in any State or other jurisdiction, and neither any Borrower nor any Subsidiary has signed any such financing statement or other instrument or any security agreement authorizing any secured party thereunder to file any such financing statement or instrument, except to perfect those Liens listed on SCHEDULE 7.1(j). To the best of each Borrower's knowledge, no financing statement under the Uniform Commercial Code of any State or other instrument evidencing a Lien which names the Sellers (or either of them) as debtor and covers any of the Division Assets has been filed (and has not been terminated) in any State or other jurisdiction.

     (k) Debt and Guaranties. SCHEDULE 7.1(k) is a complete and correct listing of all (i) Debt, and (ii) Guaranties of each Borrower and each Subsidiary.

     (l) Litigation. Except as set forth on SCHEDULE 7.1(l), there are no actions, suits or proceedings pending (nor, to the knowledge of a Borrower, are there any actions, suits or proceedings threatened, or any reasonable basis therefor) against or in any other way relating to or affecting any Borrower or Subsidiary or any of the Division Assets or any Borrower's or any Subsidiary's other properties in any court or before any arbitrator of any kind or before or by any governmental body, except actions, suits or proceedings of the character normally incident to the kind of business conducted by such Borrower or Subsidiary which, if adversely determined, could not singly or in the aggregate reasonably be expected to have a Materially Adverse Effect on ProSource and its Subsidiaries taken as a whole, and there are no strikes or walkouts in progress or pending relating to any labor contracts to which a Borrower or any Subsidiary is a party, relating to any labor contracts being negotiated, or otherwise, which could singly or in the aggregate reasonably be expected to have a Materially Adverse Effect on ProSource and its Subsidiaries taken as a whole.

     (m) Tax Returns and Payments. Except as set forth on SCHEDULE 7.1(m), all United States federal, state and local as well as foreign national, provincial and local and other tax returns of each Borrower and each of its Subsidiaries required by Applicable Law to be filed have been duly filed, and all United States federal, state and local and foreign national, provincial and local and other taxes, assessments and other governmental charges or levies upon the Borrowers and each Subsidiary and the Borrowers' and any Subsidiaries' property, income, profits and assets which are due and payable have been paid, except any such nonpayment which is at the time permitted under SECTION 10.6. The charges, accruals and reserves on the books of the Borrowers and each Subsidiary in respect of United States federal, state and local and foreign national, provincial and local taxes for all fiscal years and portions thereof since the organization of ProSource are in the judgment of ProSource adequate, and no Borrower knows of any reason to anticipate any additional assessments for any of such years which, singly or in the aggregate, may reasonably be expected to have a Materially Adverse Effect the Borrowers.

     (n) Burdensome Provisions. Neither any Borrower nor any Subsidiary is a party to any indenture, agreement, lease or other instrument, or subject to any charter or corporate restriction, Governmental Approval or Applicable Law compliance with the terms of which may reasonably to be expected to have a Materially Adverse Effect on ProSource and its material Subsidiaries taken as a whole.

     (o) Financial Statements.

          (i) ProSource has furnished to the Administrative Agent and the Lenders (A) copies of its audited balance sheet as at December 31, 1994, and the related statements of income, shareholders' equity and cash flows for the Fiscal Year then ended and (B) copies of the audited balance sheet of PDS as at December 31, 1994 and the related statements of income, shareholders' equity and cash flows for the fiscal year then ended, in each case reported on without qualification by KPMG Peat Marwick LLP. Such financial statements are complete and correct and present fairly and in all material respects in accordance with GAAP, the financial position of ProSource and PDS, respectively, as at the dates thereof and the results of operations of ProSource and PDS, respectively, for the periods then ended.

          (ii) ProSource has furnished to the Administrative Agent and the Lenders (A) copies of the Division's audited balance sheets as at July 1, 1994 and July 2, 1993, and the related audited statements of income for the fiscal years then ended, reported on without qualification by Price Waterhouse LLP, which financial statements present fairly and in all material respects in accordance with divisional accounting practices of the Sellers consistently applied the financial position of the Division as at their respective dates and the results of operations of the Division for the fiscal years then ended, and (B) copies of the Division's unaudited balance sheet as at

     December 30, 1994 and the related statement of income for the six-month period then ended, which financial statements present fairly and in all material respects in accordance with divisional accounting practices of the Sellers consistently applied the financial position of the Division as at December 30, 1994 and the results of operations of the Division for the six-month period then ended.

          (iii) ProSource has furnished to the Administrative Agent and the Lenders copies of the Pro Forma. The Pro Forma is complete and correct and presents fairly, on a pro forma basis, the financial position of the Borrowers as at the Effective Date, giving effect to the Merger and the Division Acquisition.

          (iv) ProSource has furnished to the Administrative Agent and the Lenders copies of the Projections. The Projections were prepared by ProSource in light of the past operations of the business of the Division (including BroMar), PDS and ProSource and its Subsidiaries and represents, as of the Effective Date, the good faith, best estimates of ProSource and its senior management concerning the future course of business of ProSource and its Subsidiaries.

          (v) Except as disclosed or reflected in the financial statements described in CLAUSE (i), (ii) OR (iii) above and except for liabilities that are not required under GAAP to be so disclosed or reflected, the Borrowers do not have as of the Effective Date (and after giving effect to the Merger and the Division Acquisition), any material liabilities, contingent or otherwise, and there were no material unrealized or anticipated losses of the Borrowers.

     (p) Adverse Change. Since the dates of (i) the financial statements of ProSource and PDS delivered pursuant to SECTION 7.1(o)(i), (ii) the financial statements of the Division and BroMar delivered pursuant to SECTION 7.1(o)(ii) and (iii) the Pro Forma delivered pursuant to SECTION 7.1(o)(iii), after giving effect to the Merger and Division Acquisition, no event has occurred or failed to occur which has had, or may reasonably be expected to have, singly or in the aggregate, a Materially Adverse Effect on the Borrowers or the Division.

     (q) ERISA.

          (i) Neither any Borrower nor any Related Company maintains or contributes to any Benefit Plan other than those listed on SCHEDULE 7.1(q).

          (ii) No Benefit Plan has been terminated or partially terminated and no Multiemployer Plan is insolvent or in reorganization, nor have any proceedings been instituted to terminate any Benefit Plan or to reorganize any Multiemployer Plan.

          (iii) Neither any Borrower nor any Related Company has incurred any withdrawal liability, including contingent withdrawal liability, to any Multiemployer Plan pursuant to Title IV of ERISA.

          (iv) Neither any Borrower nor any Related Company has incurred any liability to the PBGC other than for required insurance premiums which have been paid when due.

          (v) No Reportable Event has occurred with respect to a Benefit Plan.

          (vi) No Benefit Plan has an "accumulated funding deficiency" (whether or not waived) as defined in Section 302(a)(2) of ERISA or in Section 412 of the Internal Revenue Code.

          (vii) Each Plan is in substantial compliance with ERISA, and neither any Borrower nor any Related Company has received any communication from a government agency asserting that a Plan is not in compliance with ERISA.

          (viii) Each Plan which is intended to be a qualified Plan has been determined by the Internal Revenue Service to be qualified under Section 401(a) of the Internal Revenue Code as currently in effect or will be submitted to the IRS for such determination prior to the end of the remedial amendment period under Section 401(b) of the Internal Revenue Code and the regulations promulgated thereunder and neither any Borrower nor any Related Company knows or has reason to know why each such Plan should not continue to be so qualified, and each trust related to such Plan which has been submitted to the Internal Revenue Service for determination of exempt status has been determined to be exempt from federal income tax under
     Section 501(a) of the Internal Revenue Code or will be submitted to the Internal Revenue Service for a determination of exempt status.

          (ix) Except as provided on SCHEDULE 7.1(q), neither any Borrower nor any Related Company maintains or contributes to any employer welfare benefit plan within the meaning of Section 3(l) of ERISA which provides benefits to employees after termination of employment other than as required by Section 601 of ERISA.

          (x) Schedule B to the most recent annual report filed with the Internal Revenue Service with respect to each Benefit Plan and furnished to the Administrative Agent is complete and accurate. Since the date of each such Schedule

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


     B, there has been no adverse change in funding status or financial condition of the Benefit Plan relating to such Schedule B.

          (xi) Neither any Borrower nor any Related Company has failed to make a required installment under Subsection (m) of Section 412 of the Internal Revenue Code or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment.

          (xii) Neither any Borrower nor any Related Company is required to provide security to a Benefit Plan under Section 401(a)(29) of the Internal Revenue Code due to a Benefit Plan amendment that results in an increase in current liability for the plan year.

          (xiii) Neither any Borrower, nor any Related Company, nor any other "party-in-interest" or "disqualified person" has engaged in a nonexempt "prohibited transaction," as such terms are defined in Section 4975 of the Internal Revenue Code and Section 406 of ERISA, in connection with any Plan or has taken or failed to take any action which would constitute or result in a Termination Event.

          (xiv) Neither any Borrower nor any Related Company has failed to comply with the health care continuation coverage requirements of Section 4980B of the Internal Revenue Code in respect of employees and former employees of such Borrower or such Related Company and their dependents and beneficiaries which alone or in the aggregate would subject such Borrower or such Related Company to any material liability.

          (xv) Neither any Borrower nor any Related Company has (A) failed to make a required contribution or payment to a Multiemployer Plan or (B) made a complete or partial withdrawal under Sections 4203 or 4205 of ERISA from a Multiemployer Plan nor has a condition occurred which if continued would result in such a withdrawal. Except as provided on SCHEDULE 7.1(q), to the best knowledge of each Borrower after due inquiry, neither any Borrower nor any Related Company shall have any obligation to (x) make contributions to any Multiemployer Plan on or after the Effective Date, or (y) pay withdrawal liability to any Multiemployer Plan in an amount in excess of a "de minimis amount" as such term is defined in Section 4209 of ERISA.

     (r) Absence of Defaults. Neither any Borrower nor any of its Subsidiaries is in default under its articles or certificate of incorporation or by-laws and no event has occurred, which has not been remedied, cured or waived,

          (i) which constitutes a Default or an Event of Default, or

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



          (ii) which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by such Borrower or Subsidiary under any agreement (other than this Agreement) or judgment, decree or order to which such Borrower or Subsidiary is a party or by which such Borrower, any Subsidiary or any Borrower's or Subsidiary's properties may be bound, the effect of which has had or reasonably could be expected to have, singly or in the aggregate, a Materially Adverse Effect on a Borrower or any material Subsidiaries, or which would require a Borrower or any of its Subsidiaries to make any material payment under any thereof prior to the scheduled maturity date therefor, except, in the case only of any such agreement, for alleged defaults which are being contested in good faith by appropriate proceedings and with respect to which reserves in respect of such Borrower's or Subsidiary's reasonably anticipated liability have been established on such books of such Borrower or such Subsidiary.

     (s) Accuracy and Completeness of Information.

          (i) All written information, reports and other papers and data produced by or on behalf of a Borrower (including information, reports and other papers and data relating to PDS, BroMar or the Division) and furnished to the Administrative Agent or any Lender were, at the time the same were so furnished, complete and correct in all material respects, to the extent necessary to give the recipient a true and accurate knowledge of the subject matter. No fact is known to any Borrower which has had, or in the future reasonably could be expected to have (so far as such Borrower can foresee), a Materially Adverse Effect upon PDS, the Division (including BroMar), ProSource or any material Subsidiary which has not been set forth in the financial statements or disclosure delivered prior to the Effective Date, in each case referred to in SECTION 7.1(o), or in such written information, reports or other papers or data or otherwise disclosed in writing to the Administrative Agent and the Lenders prior to the Agreement Date. No document furnished or written statement made to the Administrative Agent or any Lender by ProSource in connection with the negotiation, preparation or execution of this Agreement or any of the Loan Documents contains or will contain, on the date furnished or made, any untrue statement of a fact material to the creditworthiness of a Borrower or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading.

          (ii) No Borrower has any actual knowledge that any document furnished or written statement made to the Administrative Agent or any Lender by any Person other than a Borrower in connection with the negotiation, preparation or execution of this Agreement or any of the Loan Documents contained any incorrect statement of a material fact or omitted to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

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



     (t) Solvency. In each case after giving effect to the Indebtedness represented by the Loans to be incurred, the application of the proceeds thereof, the transactions contemplated by this Agreement, the Division Acquisition Agreement, the other Division Acquisition Documents and the Merger Documents, each of ProSource and ProSource and its Consolidated Subsidiaries on a Consolidated basis is solvent, having assets of a fair salable value which exceeds the amount required to pay its debts as they become absolute and matured (including contingent, subordinated, unmatured and unliquidated liabilities), and each Borrower and each of its Subsidiaries is able to and anticipates that it will be able to meet its debts as they mature and has adequate capital to conduct the business in which it is or proposes to be engaged.

     (u) Receivables.

          (i) Status.

               (A) Each Receivable reflected in the computations included in any Borrowing Base Certificate meets the criteria enumerated in CLAUSES
          (a) through (u) of the definition of Eligible Receivables, except as disclosed in such Borrowing Base Certificate or as disclosed in a timely manner in a subsequent Borrowing Base Certificate or otherwise in writing to the Administrative Agent.

               (B) No Borrower has any knowledge of any fact or circumstance not disclosed to the Lender in a Borrowing Base Certificate or otherwise in writing which would impair the validity or collectibility of any Receivable of $50,000 or more or of Receivables which (regardless of the individual amount thereof) aggregate $250,000 or more.

          (ii) Chief Executive Office. The respective chief executive offices of ProSource, BroMar, ProSource Canada, PDS and, as of the Agreement Date, of the Sellers in the United States and Canada (if any), and the books and records relating to the Receivables, the accounts of PDS and the accounts of the Sellers included in the Division Assets are located at the respective addresses set forth on SCHEDULE 7.1(u); to the knowledge of the Borrowers, the Sellers have not maintained their chief executive offices or books and records relating to any such receivables at any other address at any time during the five years immediately preceding the Effective Date except as disclosed on SCHEDULE 7.1(u).

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



     (v) Inventory.

          (i) Schedule of Inventory. All Inventory included in any Schedule of Inventory, weekly inventory report or Borrowing Base Certificate delivered to the Lender pursuant to SECTION 9.12 meets the criteria enumerated in CLAUSES (a) through (h) of the definition of Eligible Inventory, except as disclosed in such Schedule of Inventory, weekly inventory certificate or Borrowing Base Certificate or in a subsequent Schedule of Inventory, weekly inventory certificate or Borrowing Base Certificate, or as otherwise specifically disclosed in writing to the Administrative Agent.

          (ii) Condition. All Inventory meets all standards imposed by any governmental agency, or department or division thereof, having regulatory authority over such goods, their use or sale, and is currently either usable or salable in the normal course of a Borrower's business, except to the extent reserved against in the financial statements referred to in
     SECTION 7.1(o) or delivered pursuant to ARTICLE 11 or as disclosed on a Schedule of Inventory delivered to the Administrative Agent pursuant to
     SECTION 9.12.

          (iii) Location.  All Inventory is located on the premises set forth on
     SCHEDULE 7.1(v) (or as otherwise permitted pursuant to SECTION 9.9(b)), is in transit to one of such locations or is in transit to a Borrower's customers pursuant to a sale thereof in the ordinary course of such Borrower's business, except as otherwise disclosed in writing to the Administrative Agent. No Borrower has, in the last year, located such Inventory at premises other than those set forth on SCHEDULE 7.1(v).

     (w) Equipment. All Equipment is in good order and repair in all material respects, and all Equipment, other than motor vehicles, is located on one of the premises set forth on SCHEDULE 7.1(w) (or is in transit to one of such premises) and, to the best of the Borrowers' knowledge, has been so located (or has been so in transit) at all times during the last year or, if less, during the period beginning on the date of a Borrower's acquisition thereof.

     (x) Real Property. No Borrower owns any Real Estate or leases any Real Estate other than that described on SCHEDULE 7.1(x).

     (y) Corporate and Fictitious Names.  Except as otherwise disclosed on
SCHEDULE 7.1(y), during the five-year period preceding the Agreement Date, neither ProSource nor PDS nor, to the best of ProSource's knowledge, BroMar or the Sellers, have been known as or used any corporate or fictitious name other than the corporate name on the Agreement Date of ProSource, PDS, BroMar or the Sellers.


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



     (z) Federal Reserve Regulations. Neither any Borrower nor any of its Subsidiaries is engaged and none will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each of the quoted terms is defined or used in Regulations G and U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans will be used for so purchasing or carrying margin stock or, in any event, for any purpose which violates, or which would be inconsistent with, the provisions of Regulation G, T, U or X of such Board of Governors. If requested by the Administrative Agent or any Lender, the Borrowers will furnish to the Administrative Agent and the Lenders a statement or statements in conformity with the requirements of said Regulation G, T, U or X to the foregoing effect.

     (aa) Investment Company Act. No Borrower is an "investment company" or a company "controlled" by an "investment company" (as each of the quoted terms is defined or used in the Investment Company Act of 1940, as amended).

     (bb) Employee Relations. Each Borrower and each of its Subsidiaries has an adequate work force in place and is not, except as set forth on SCHEDULE 7.1(bb), party to any collective bargaining agreement nor has any labor union been recognized as the representative of a Borrower's or any Subsidiary's employees, and no Borrower knows of any pending or overtly threatened strikes, work stoppage or other labor disputes involving a Borrower's or any Subsidiary's employees which singly or in the aggregate could reasonably be expected to have a Materially Adverse Effect on ProSource and its Subsidiaries taken as a whole.

     (cc) Proprietary Rights. SCHEDULE 7.1(cc) sets forth a correct and complete list of all of the Proprietary Rights. None of the Proprietary Rights is subject to any licensing agreement or similar arrangement except as set forth on SCHEDULE 7.1(cc) or as entered into in the sale or distribution of a Borrower's Inventory in the ordinary course of business. To the best of each Borrower's knowledge, none of the Proprietary Rights infringes on or conflicts with any other Person's property, and no other Person's property infringes on or conflicts with the Proprietary Rights. The Proprietary Rights described on
SCHEDULE 7.1(cc) constitute all of the property of such type necessary to the current and anticipated future conduct of the Borrowers' business.

     (dd) Trade Names. All trade names or styles under which any Borrower sells Inventory or Equipment or creates Receivables, or to which instruments in payment of Receivables are made payable, are listed on SCHEDULE 7.1(dd).

     (ee) Division Acquisition Documents. ProSource has heretofore furnished to the Administrative Agent true, complete and correct copies of the Division Acquisition Agreement (including any schedules, exhibits and annexes thereto) and each Division Acquisition Document. The Division Acquisition Agreement has not been amended, supplemented or modified except as previously disclosed in writing to the Administrative


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


Agent and, together with the other Division Acquisition Documents, copies of which have also been delivered to the Administrative Agent, constitutes the complete understanding among ProSource, the Parent and the Sellers in respect of the Division Acquisition and the other matters and transactions covered thereby. The Division Acquisition Agreement has been duly executed and delivered by the Parent, ProSource and, to ProSource's knowledge, the Sellers, and is a valid, legal and binding obligation of the Parent, ProSource and, to ProSource's knowledge, the Sellers. The representations and warranties of ProSource and the Parent contained in the Division Acquisition Agreement are true and correct in all material respects on the Effective Date, and the Administrative Agent and the Lenders are entitled to rely on such representations and warranties with the same force and effect as though they were incorporated in this Agreement and made to the Administrative Agent and the Lenders directly as of the Effective Date. ProSource knows of no reason to believe that the representations and warranties of, and information concerning, the Division contained in the Division Acquisition Agreement were not true and correct in all material respects on and as of the Effective Date.

     (ff) Merger. ProSource has furnished to the Administrative Agent true, complete and correct copies of the Merger Documents (including any schedules, exhibits and annexes thereto) as in effect on the Effective Date. The Merger Documents have not been amended, supplemented or modified and constitute the complete understanding among the parties thereto in respect of the Merger and the other matters and transaction covered thereby. To ProSource's knowledge, each of the Merger Documents has been duly executed and delivered by the parties thereto and is a legal, valid and binding obligation of each such party.

     (gg) Consummation of Transactions. On or prior to the Effective Date, the transactions contemplated by the Division Acquisition Documents and the Merger Documents will have been consummated in accordance with Applicable Law and, except as previously disclosed in writing to, and approved by, the Administrative Agent, in the manner provided therein and in accordance with the terms thereof without any material waivers or amendments thereto, and each of the conditions to such consummation set forth in the Division Acquisition Documents and the Merger Documents shall have been fulfilled without any waiver of any thereof.

     (hh) Lockboxes and Deposit Accounts. SCHEDULE 7.1(hh) is a complete and correct listing of all lockbox, demand deposit and other bank accounts maintained by any Borrower or any Subsidiary, specifying the depositary, type and number of each such account.

     SECTION 7.2. Survival of Representations and Warranties, Etc. All representations and warranties set forth in this ARTICLE 7 and all statements contained in any certificate, financial statement, or other instrument, delivered by, or on behalf and at the request of, a Borrower pursuant to or in connection with this Agreement or any of the Loan Documents (including, but not limited to, any such representation, warranty or statement made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Agreement Date, at and as of the Effective Date and at and as of the date of each Loan, except that representations and warranties which, by their terms are applicable only to one such date shall be deemed to be made only at and as of such date. All representations and warranties made or deemed to be made under this Agreement shall survive and not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Administrative Agent, any Co-Agent or any Lender or any borrowing hereunder.

                                   ARTICLE 8

                               SECURITY INTEREST

     SECTION 8.1.

     Security Interest.

     (a) To secure the payment, observance and performance of the Secured Obligations, each Borrower hereby mortgages, pledges and assigns all of the Collateral to the Administrative Agent, for the benefit of itself as Administrative Agent, of NationsBank as issuer of the Letters of Credit and of the Lenders, and grants to the Administrative Agent, for the benefit of itself as Administrative Agent, of NationsBank as issuer of the Letters of Credit and the of Lenders, a continuing security interest in, and a continuing Lien upon, all of the Collateral.

     (b) As additional security for all of the Secured Obligations, each Borrower grants to the Administrative Agent, for the benefit of itself as Administrative Agent, NationsBank as issuer of the Letters of Credit and of the Lenders, a security interest in, and assigns to the Administrative Agent, for the benefit of itself as Administrative Agent, of NationsBank as issuer of the Letters of Credit and of the Lenders, all of such Borrower's right, title and interest in and to, any deposits or other sums at any time credited by or due from any Lender and any Affiliate of any Lenders to such Borrower, or credited by or due from any participant of any Lender to such Borrower, with the same rights therein as if the deposits or other sums were credited by or due from such Lender. Each Borrower hereby authorizes each Lender and each Affiliate of any Lender and each participant to pay or deliver to the Administrative Agent, for the account of the Lenders, without any necessity on the Administrative Agent's or any Lender's part to resort to other security or sources of reimbursement for the Secured Obligations, at any time during the continuation of any Event of Default or in the event that the Administrative Agent, on behalf of the Lenders, should make demand for payment hereunder of any amounts that are then due and payable and without further notice to such Borrower (such notice being expressly waived), any of the aforesaid deposits (general or special, time or demand, provisional or final) or other sums for application to any Secured Obligation, irrespective of whether any demand has been made or whether such Secured Obligation is mature, and the rights given the Administrative Agent, the Lenders, the Affiliates of the Lenders and participants hereunder are cumulative with such Person's other rights and remedies, including other rights of set-off. The Administrative Agent will promptly notify a Borrower of its receipt of any such funds for application to the Secured Obligations, but failure to give such notice will not affect the validity or enforceability of any receipt or application. The Administrative Agent may give notice of the above grant of a security interest in and assignment of the aforesaid deposits and other sums, and authorization, to, and make any suitable arrangements with, any Lender, any Affiliate of any Lender or participant for effectuation thereof, and each Borrower hereby irrevocably appoints Administrative Agent as its attorney to collect any and all such deposits or other sums to the extent any such payment is not made to the Administrative Agent or any Lender by such Lender, Affiliate of a Lender or participant.

     SECTION 8.2. Continued Priority of Security Interest.

     (a) The Security Interest granted by each Borrower shall at all times be valid, perfected and enforceable against such Borrower and all third parties in accordance with the terms of this Agreement, as security for the Secured Obligations, and the Collateral shall not at any time be subject to any Liens that are prior to, on a parity with or junior to the Security Interest, other than Permitted Liens.

     (b) Each Borrower shall, at its sole cost and expense, take all action that may be necessary or desirable, or that the Administrative Agent may reasonably request, so as at all times to maintain the validity, perfection, enforceability and rank of the Security Interest in the Collateral in conformity with the requirements of SECTION 8.2(a), or to enable the Administrative Agent and the Lenders to exercise or enforce their rights hereunder, including, but not limited to:

          (i) paying all taxes, assessments and other claims lawfully levied or assessed on any of the Collateral, (except to the extent that such taxes, assessments and other claims constitute Permitted Liens),

          (ii) obtaining, after the Agreement Date, landlords' and mortgagees' releases, subordinations or waivers, and using all reasonable efforts to obtain mechanics' releases, subordinations or waivers,

          (iii) delivering to the Administrative Agent, endorsed or accompanied by such instruments of assignment as the Administrative Agent may specify, and stamping or marking, in such manner as the Administrative Agent may specify, any and all chattel paper, instruments, letters and advices of guaranty and documents evidencing or forming a part of the Collateral, and

          (iv) executing and delivering financing statements, pledges, designations, hypothecations, notices and assignments in each case in form and substance satisfactory to the Administrative Agent relating to the creation, validity, perfection, maintenance or continuation of the Security Interest under the Uniform Commercial Code or other Applicable Law.

     (c) The Administrative Agent is hereby authorized to file one or more financing or continuation statements or amendments thereto without the signature of or in the name of a Borrower for any purpose described in SECTION 8.2(b). The Administrative Agent will give the relevant Borrower notice of the filing of any such statements or amendments, which notice shall specify the locations where such statements or amendments were filed. A carbon, photographic, xerographic or other reproduction of this Agreement or of any of the Security Documents or of any financing statement filed in connection with this Agreement is sufficient as a financing statement, to the extent permitted by law.

     (d) Each Borrower shall mark its books and records as directed by the Administrative Agent and as may be necessary or appropriate to evidence, protect and perfect the Security Interest and shall cause its financial statements to reflect the Security Interest.

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


                                   ARTICLE 9

                              COLLATERAL COVENANTS


     Until the Revolving Credit Facility has been terminated and all the Secured Obligations have been paid in full, unless the Required Lenders shall otherwise consent in the manner provided in SECTION 16.11:

     SECTION 9.

1. Collection of Receivables.

     (a) Each Borrower (other than ProSource Canada) shall use its best efforts to cause all monies, checks, notes, drafts and other payments relating to or constituting proceeds of trade accounts receivable to be forwarded to a Lockbox for deposit in an Agency Account in accordance with the procedures set out in the corresponding Agency Account Agreement. Each Borrower will promptly cause all monies, checks, notes, drafts and other payments relating to or constituting proceeds of other Receivables, of any other Collateral and of any trade accounts receivable that are not forwarded to a Lockbox, to be transferred to or deposited in an Agency Account or, in the case of ProSource Canada, to an account maintained by it with the Canadian Lender. In particular, each Borrower (other than ProSource Canada) will:

          (i) advise each Account Debtor on trade accounts receivable to address all remittances with respect to amounts payable on account thereof to a specified Lockbox,

          (ii) advise each other Account Debtor that makes payment to such Borrower by wire transfer, automated clearinghouse transfer or similar means to make payment directly to an Agency Account, and

          (iii) stamp all invoices relating to trade accounts receivable with a legend satisfactory to the Administrative Agent indicating that payment is to be made to such Borrower via a specified Lockbox.

     (b) Each Borrower (other than ProSource Canada) and the Administrative Agent shall cause all collected balances in each Agency Account to be transmitted daily by wire transfer, depository transfer check or other means in accordance with the procedures set forth in the corresponding Agency Account Agreement, to the Administrative Agent at the Administrative Agent's Office:

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



          (i) for application, on account of the Secured Obligations, as provided in SECTIONS 2.3(c), 13.2, and 13.3, such credits to be entered as of the Business Day they are received if they are received prior to 1:30 p.m. and to be conditioned upon final payment in cash or solvent credits of the items giving rise to them, and

          (ii) with respect to the balance, so long as no Material Default or Event of Default has occurred and is continuing, for transfer by wire transfer or depository transfer check to a Controlled Disbursement Account.

     (c) Any monies, checks, notes, drafts or other payments referred to in SUBSECTION (a) of this SECTION 9.1 which, notwithstanding the terms of such subsection, are received by or on behalf of a Borrower (other than ProSource Canada) will be held in trust for the Administrative Agent and will be delivered to the Administrative Agent or a Clearing Bank, as promptly as possible, in the exact form received, together with any necessary endorsements, for application by the Administrative Agent directly to the Secured Obligations or, if applicable, for deposit in the Agency Account maintained with a Clearing Bank and processing in accordance with the terms of the corresponding Agency Account Agreement.

     SECTION 9.2. Verification and Notification. The Administrative Agent shall have the right at any time and from time to time,

     (a) in the name of the Administrative Agent, the Lenders or in the name of a Borrower, to verify the validity, amount or any other matter relating to any Receivables by mail, telephone, telegraph or otherwise,

     (b) to review, audit and make extracts from all records and files related to any of the Receivables, and

     (c) to notify the Account Debtors or obligors under any Receivables of the assignment of such Receivables to the Administrative Agent, for the benefit of the Lenders, and to direct such Account Debtor or obligors to make payment of all amounts due or to become due thereunder directly to the Administrative Agent, for the account of the Lenders, and, upon such notification and at the expense of the Borrowers, to enforce collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the relevant Borrower might have done; PROVIDED, HOWEVER, that the Administrative Agent shall take the actions described in this CLAUSE (c) only if (i) an Event of Default is then in existence, or (ii) with respect to any such Account Debtor or obligor, if (A) contrary to the relevant Borrower's direction, such Account Debtor or obligor shall have failed to deliver payment of the proceeds of any Receivable in accordance with the requirements of this Agreement and (B) the relevant Borrower shall have failed to deposit such proceeds in an Agency Account promptly upon receipt thereof.

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



     SECTION 9.3. Disputes, Returns and Adjustments.

     (a) In the event any amounts due and owing under any Receivable for an amount in excess of $100,000 are in dispute between the Account Debtor and a Borrower, such Borrower shall provide the Administrative Agent with prompt written notice thereof.

     (b) Each Borrower shall notify the Administrative Agent promptly of all returns and credits in excess of $100,000 in respect of any Receivable, which notice shall specify the Receivable affected.

     (c) Each Borrower may, in the ordinary course of business and unless an Event of Default has occurred and is continuing, grant any extension of time for payment of any Receivable or compromise, compound or settle the same for less than the full amount thereof, or release wholly or partly any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon; PROVIDED that (i) no such action is taken with respect to any receivable of BroMar on which ProSource is the Account Debtor, (ii) no such action results in the reduction of more than $100,000 in the amount payable with respect to any Receivable or of more than $1,000,000 with respect to all Receivables in any Fiscal Year (in each case, excluding (x) any compromise, compounding or settlement of Receivables of ProSource identified on SCHEDULE 9.3(c) and (y) the allowance of credits or discounts generally available to Account Debtors in the ordinary course of the relevant Borrower's business and appropriate adjustments to the accounts of Account Debtors in the ordinary course of business), and (iii) the Administrative Agent is promptly notified of the amount of such adjustments and the Receivable(s) affected thereby.

     SECTION 9.4. Invoices.

     (a) No Borrower will use any invoices other than invoices in the form delivered to the Administrative Agent prior to the Agreement Date without giving the Administrative Agent 30 days' prior notice of the intended use of a different form of invoice together with a copy of such different form.

     (b) Upon the request of the Administrative Agent, each Borrower shall deliver to the Administrative Agent, at the Borrowers' expense, copies of customers' invoices or the equivalent, original shipping and delivery receipts or other proof of delivery, customers' statements, customer address lists, the original copy of all documents, including, without limitation, repayment histories and present status reports, relating to Receivables and such other documents and information relating to the Receivables as the Administrative Agent shall specify.

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     SECTION 9.5. Delivery of Instruments.  In the event any Receivable is at any time evidenced by a promissory note, trade acceptance or any other instrument for the payment of money, the relevant Borrower will immediately thereafter deliver such instrument to the Administrative Agent, appropriately endorsed to the Administrative Agent.

     SECTION 9.6. Sales of Inventory. All sales of Inventory will be made in compliance with the requirements of Applicable Law, other than instances of noncompliance that, singly or in the aggregate, could not reasonably be expected to impair the enforceability or collectibility of the Receivable arising from such sale or otherwise to have a Materially Adverse Effect on a Borrower or material Subsidiary.

     SECTION 9.7. Ownership and Defense of Title.

     (a) Except for Permitted Liens, a Borrower shall at all times be the sole owner or lessee of each and every item of Collateral and shall not create any lien on, or sell, lease, exchange, assign, transfer, pledge, hypothecate, grant a security interest or security title in or otherwise dispose of, any of the Collateral or any interest therein, except for sales of Inventory in the ordinary course of business, for cash or on open account or on terms of payment ordinarily extended to its customers, and except for dispositions that are otherwise expressly permitted under this Agreement. The inclusion of "proceeds" of the Collateral under the Security Interest shall not be deemed a consent by the Administrative Agent or the Lenders to any other sale or other disposition of any part or all of the Collateral.

     (b) Each Borrower shall defend its title or leasehold interest in and to, and the Security Interest in, the Collateral against the claims and demands of all Persons.

     SECTION 9.8. Insurance.

     (a) The Borrowers shall at all times maintain insurance on the Inventory and Equipment against loss or damage by fire, theft (excluding theft by employees), burglary, pilferage, loss in transit and such other hazards as the Administrative Agent shall reasonably specify, in amounts not to exceed those obtainable at commercially reasonable rates, under policies issued by insurers acceptable to the Administrative Agent in the exercise of its reasonable judgment. All premiums on such insurance shall be paid by the Borrowers and copies of the policies delivered to the Administrative Agent. The Borrowers will not use or permit the Inventory or Equipment to be used in violation of Applicable Law or in any manner which might render inapplicable any insurance coverage.

     (b) All insurance policies required under SECTION 9.8(a) shall name the Administrative Agent as an additional insured and shall contain lender's loss payable endorsements in the form submitted to the Borrowers by the Administrative Agent, or

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otherwise in form and substance satisfactory to the Required Lenders, naming the Administrative Agent as loss payee, as its interests may appear, and providing that

          (i) all proceeds thereunder shall be payable to the Administrative Agent, for the benefit of the Lenders,

          (ii) no such insurance shall be affected by any act or neglect of the insurer or owner of the property described in such policy, and

          (iii) such policy and loss payable clauses may be canceled, amended or terminated only upon at least ten days' prior written notice given to the Administrative Agent.

     (c) Any proceeds of insurance referred to in this SECTION 9.8 which are paid to the Administrative Agent shall be, at the option of the Required Lenders in their sole discretion, either (i) applied to replace the damaged or destroyed property, or (ii) applied to the payment or prepayment of the Secured Obligations, provided that in the event that the proceeds from any single casualty do not exceed $1,000,000, then, upon the Borrowers' written request to the Administrative Agent, provided that no Event of Default shall have occurred and be continuing, such proceeds shall be disbursed by the Administrative Agent to the relevant Borrower pursuant to such procedures as the Administrative Agent shall reasonably establish for application to the replacement of the damaged or destroyed property.

     SECTION 9.9. Location of Offices and Collateral.

     (a) No Borrower will change the location of its chief executive office or the place where it keeps its books and records relating to the Collateral or change its name, its identity or corporate structure without giving the Administrative Agent 45 days' prior written notice thereof.

     (b) All Inventory, other than Inventory in transit to any such location, will at all times be kept by a Borrower at the locations set forth in SCHEDULE 7.1(v) or at any location within the continental United States or the Province of Ontario of which a Borrower has given the Administrative Agent notice at least 10 days prior to the first use of such location and as to which all actions required pursuant to SECTION 8.2(b) shall have been taken, and shall not, without the prior written consent of the Lender, be removed therefrom except pursuant to sales of Inventory permitted under SECTION 9.7(a).

     (c) If any Inventory is in the possession or control of a Borrower's agents or processors, such Borrower shall notify such agents or processors of the Security Interest (and shall promptly provide copies of any such notice to the Administrative Agent and the Lenders) and, upon the occurrence of an Event of Default, shall instruct them (and cause them to

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acknowledge such instruction) to hold all such Inventory for the account of the account of the Lenders, subject to the instructions of the Administrative
Agent.

     SECTION 9.10. Records Relating to Collateral.

     (a) Each Borrower will at all times

          (i) keep complete and accurate records of Inventory on a basis consistent with past practices of ProSource so as to permit comparison of Inventory records relating to different time periods, itemizing and describing the kind, type and quantity of Inventory and the Borrower's cost therefor and a current price list for such Inventory, and

          (ii) keep complete and accurate records of all other Collateral.

     (b) Each Borrower will prepare a physical listing of all Inventory, wherever located, at least annually.

     SECTION 9.11. Inspection. The Administrative Agent and each Lender (by any of their officers, employees or agents) shall have the right, to the extent that the exercise of such right shall be within the control of a Borrower, at any time or times to

     (a) visit the properties of the Borrower and its Subsidiaries, inspect the Collateral and the other assets of each Borrower and its Subsidiaries and inspect and make extracts from the books and records of each Borrower and its Subsidiaries, including but not limited to management letters prepared by independent accountants, all during customary business hours at such premises, provided that the Lenders (other than the Administrative Agent) shall to the extent reasonably practicable coordinate their visits and inspections through the Administrative Agent so that all Lenders shall conduct such visits and inspections substantially simultaneously;

     (b) discuss each Borrower's and its Subsidiaries' businesses, assets, liabilities, financial condition, results of operations and business prospects, insofar as the same are reasonably related to the rights of the Administrative Agent or the Lenders hereunder or under any of the Loan Documents, with each Borrower's and its Subsidiaries' (i) principal officers, (ii) independent accountants (provided that prior written notice thereof shall have been given to the relevant Borrower), and (iii) any other Person (except that any such discussion with any third parties shall be conducted only in accordance with the Administrative Agent's or such Lender's standard operating procedures relating to the maintenance of the confidentiality of confidential information of borrowers), provided that the Lenders (other than the Administrative Agent) shall to the extent reasonably practicable coordinate such

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discussions through the Administrative Agent so that all Lenders shall conduct such discussions substantially simultaneously;

     (c) verify the amount, quantity, value and condition of, or any other matter relating to, any of the Collateral (other than Receivables) and in this connection to review, audit and make extracts from all records and files related to any of the Collateral, PROVIDED that the Lenders (other than the Administrative Agent) shall to the extent reasonably practicable coordinate such reviews, etc., through the Administrative Agent so that all Lenders shall conduct such reviews, etc., substantially simultaneously.

As of the Agreement Date, the Administrative Agent intends to engage SCC to conduct the regular quarterly "field examinations" contemplated by SECTION 16.2(d).

Each Borrower will deliver to the Administrative Agent, for the benefit of the Lenders, any instrument necessary for it to obtain records from any service bureau maintaining records on behalf of the Borrower.

     SECTION 9.12. Information and Reports.

     (a) Receivables Reports.  The Borrowers shall deliver to the
Administrative Agent not later than the 20th day of each calendar month a Schedule of Receivables which

          (i) shall be as of the last Business Day of the immediately preceding Fiscal Month,

          (ii) shall be reconciled to the daily sales and collections reports delivered during such preceding Fiscal Month, and

          (iii) shall set forth a detailed aged trial balance of all its then existing Receivables, specifying the names, addresses and balance due for each Account Debtor obligated on a Receivable so listed.

     (b) Inventory Reports. The Borrowers shall deliver to the Administrative Agent (i) each Business Day a report of the total cost of Inventory on such day and (ii) not later than the 20th day of each calendar month a Schedule of Inventory as of the last Business Day of the immediately preceding Fiscal Month, listing each Borrower's cost of Inventory, itemized by location, including a supplement to SCHEDULE 7.1(v) as necessary to give notice of new, intended Inventory locations or to satisfy the requirements of SECTION 11.7 in respect of additional Inventory locations of which notice has previously been given, in each case pursuant to SECTION 9.9(b).

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     (c) Borrowing Base Certificate.  The Borrowers shall deliver to the
Administrative Agent not later than (i) Wednesday of each week as of the preceding Saturday, a Weekly Borrowing Base Certificate and (ii) the 20th day of each calendar month a Monthly Borrowing Base Certificate prepared as of the close of business on the last Business Day of the immediate preceding Fiscal Month.

     (d) Notice of Diminution of Value. Each Borrower shall give prompt notice to the Administrative Agent of any matter or event which has resulted in, or may result in, the diminution in excess of $200,000 in the value of any of its Collateral, except for any such diminution in the value of any Receivables or Inventory in the ordinary course of business which has been appropriately reserved against, as reflected in financial statements previously delivered to the Administrative Agent and the Lenders pursuant to ARTICLE 11 and except for diminutions in the value of any Real Estate caused by general market conditions that are not in a Borrower's control.

     (e) Additional Information. The Administrative Agent may in its discretion from time to time request that any Borrower deliver the schedules, reports and certificates described in SECTIONS 9.12(a), (b) and (c) more often and on different schedules than specified in such Sections and, in particular, the Administrative Agent may request that the Borrowers deliver daily, as of the preceding Business Day, a certificate in the form of a Weekly Borrowing Base Certificate, and the Borrowers will comply with such requests. Each Borrower will also furnish to the Administrative Agent and each Lender such other information with respect to the Collateral as the Administrative Agent or any Lender may from time to time reasonably request.

     SECTION 9.13. Power of Attorney. Each Borrower hereby appoints the Administrative Agent as its attorney, with power

     (a) to endorse the name of such Borrower on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Administrative Agent's or any Lender's possession, and

     (b) to sign the name of such Borrower on any invoice or bill of lading relating to any Receivable, Inventory or other Collateral that may come into the Administrative Agent's or any Lender's possession in connection with the Administrative Agent's collection of Receivables pursuant to SECTION 9.1, on any drafts against customers related to letters of credit, on schedules and assignments of Receivables furnished to the Administrative Agent or any Lender by such Borrower, on notices of assignment, financing statements and other public records relating to the perfection or priority of the Security Interest, verifications of account and, subject to the provisions of SECTION 9.2(c), on notices to or from customers.

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     SECTION 9.14. Additional Real Estate and Leases.

     (a) Promptly upon a Borrower's acquisition of any interest (including a leasehold interest) in any Real Estate, such Borrower shall deliver to the Administrative Agent, for the benefit of itself as Administrative Agent and the Lenders, an executed Mortgage substantially in the same form as the Mortgages executed and delivered in connection with the occurrence of the Effective Date, subject to requirements of local law, or otherwise in form and substance satisfactory to the Administrative Agent, conveying to the Administrative Agent, for the benefit of itself and the Lenders, a first priority Lien on such Real Estate, subject only to such prior Liens as the Administrative Agent shall consent to in writing. If requested by the Administrative Agent, such Borrower shall also deliver to the Administrative Agent at the Borrowers' expense a mortgagee title insurance policy in favor of the Administrative Agent and the Lenders insuring such Mortgage to create and convey such Lien, subject only to such exceptions consented to by the Administrative Agent and shall deliver to the Administrative Agent the other items set forth in SECTIONS 6.1(e)(7), (8),
(9) and (10) with respect to such Real Estate, all in form and substance satisfactory to the Administrative Agent.

     (b) Promptly upon a Borrower's entry into any lease of Real Estate (other than a lease conveying an interest in Real Estate, which shall be subject to the provisions of CLAUSE (a) above), such Borrower shall collaterally assign to the Administrative Agent such Borrower's interest in such lease, in form and substance satisfactory to the Administrative Agent. Each Borrower shall also deliver to the Administrative Agent an executed landlord's waiver and consent with respect to such lease in form and substance satisfactory to the Administrative Agent.

     SECTION 9.15. Assignment of Claims Act. Upon the request of the Administrative Agent, each Borrower shall execute any documents or instruments and shall take such steps or actions reasonably required by the Administrative Agent so that all monies due or to become due under any contract with the United States of America, the District of Columbia or any state, county, municipality or other domestic or foreign governmental entity, or any department, agency or instrumentality thereof, will be assigned to the Administrative Agent and notice given thereof in accordance with the requirements of the Assignment of Claims Act of 1940, as amended, or any other laws, rules or regulations relating to the assignment of any such contract and monies due to or to become due.

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                                   ARTICLE 10

                             AFFIRMATIVE COVENANTS


     Until the Revolving Credit Facility has been terminated and all the Secured Obligations have been paid in full, unless the Required Lenders shall otherwise consent in the manner provided for in SECTION 16.11, each Borrower will, and as to SECTIONS 10.1 through 10.9 will cause each of its Subsidiaries to:

     SECTION 10.

1. Preservation of Corporate Existence and Similar Matters. Preserve and maintain its corporate existence, rights, franchises, licenses and privileges in the jurisdiction of its incorporation and qualify and remain qualified as a foreign corporation and authorized to do business in all jurisdictions in which the failure so to qualify or be authorized could have, singly or in the aggregate, a Materially Adverse Effect on such Borrower.

     Section 10.2. Compliance with Applicable Law. Comply with all Applicable Law relating to such Borrower or Subsidiary, except for instances of noncompliance that, singly or in the aggregate, could not reasonably be expected to have a Materially Adverse Effect on a Borrower or any material Subsidiary and except for instances of noncompliance that are being contested in good faith by appropriate proceedings and for which reserves in respect of a Borrower's or such Subsidiary's reasonably anticipated liability therefor have been appropriately established.

     Section 10.3. Maintenance of Property. In addition to, and not in derogation of, the requirements of SECTION 9.7 and of the Security Documents,

     (a) protect and preserve all properties material to its business, including copyrights, patents, trade names and trademarks, and maintain in good repair, working order and condition in all material respects, with reasonable allowance for wear and tear, all tangible properties, and

     (b) from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements and additions to such properties necessary for the conduct of its business, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

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     SECTION 10.4. Conduct of Business.  At all times carry on its business in an efficient manner and engage, in the case of ProSource, only in the business of purchasing, warehousing, distributing, transporting and selling food, paper, dairy, produce, uniforms, soft drink syrups and other products used in casual dining or quick-service restaurants and providing related logistics services, and, in the case of BroMar, only in the business of purchasing such products exclusively for simultaneous re-sale to ProSource.

     SECTION 10.5. Insurance.  Maintain, in addition to the coverage required by
SECTION 9.8 and the Security Documents, insurance with responsible insurance companies against such risks and in such amounts as is customarily maintained by similar businesses or as may be required by Applicable Law, and from time to time deliver to the Administrative Agent or any Lender upon its reasonable request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

     SECTION 10.6. Payment of Taxes and Claims.  Pay or discharge when due

     (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, except that real property AD VALOREM taxes shall be deemed to have been so paid or discharged if the same are paid before they become delinquent, and

     (b) all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, might become a Lien on any properties of a Borrower;

EXCEPT that this SECTION 10.6 shall not require the payment or discharge of any such tax, assessment, charge, levy or claim which is being contested in good faith by appropriate proceedings and for which reserves in respect of the reasonably anticipated liability therefor have been appropriately established.

     SECTION 10.7. Accounting Methods and Financial Records. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete), as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP.

     SECTION 10.8. Use of Proceeds.

     (a) Use the proceeds of

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          (i) the initial Revolving Credit Loan and the Term Loans to pay amounts indicated on SCHEDULE 10.8 to the Persons indicated thereon, and

          (ii) all subsequent Loans only for working capital and general business purposes, and

     (b) not use any part of such proceeds to purchase or, to carry or reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation G or U of the Board of Governors of the Federal Reserve System) or, in any event, for any purpose which would involve a violation of such Regulation G or U or of Regulation T or X of such Board of Governors, or for any purpose prohibited by law or by the terms and conditions of this Agreement.

     SECTION 10.9. Hazardous Waste and Substances; Environmental Requirements.

     (a) In addition to, and not in derogation of, the requirements of SECTION
10.2 and of the Security Documents, comply with all Environmental Laws and all Applicable Laws relating to occupational health and safety (except for instances of noncompliance that, singly or in the aggregate, could not reasonably be expected to have a Materially Adverse Effect on a Borrower or any material Subsidiaries and except for instances of noncompliance that are being contested in good faith by appropriate proceedings if reserves in respect of such Borrower's or such Subsidiary's reasonably anticipated liability therefor have been appropriately established), promptly notify the Administrative Agent of its receipt of any notice of a violation of any such Environmental Laws or Applicable Law and indemnify and hold the Administrative Agent and the Lenders harmless from all loss, cost, damage, liability, claim and expense incurred by or imposed upon the Administrative Agent or any Lender on account of a Borrower's failure to perform its obligations under this SECTION 10.9.

     (b) Whenever a Borrower gives notice to the Administrative Agent pursuant to this SECTION 10.9 with respect to a matter that reasonably could be expected to result in liability to any Borrower in excess of $50,000 in the aggregate, the Borrowers shall, at the Administrative Agent's request and the Borrowers' expense (i) cause an independent environmental engineer acceptable to the Administrative Agent to conduct an assessment, including tests where necessary, of the site where the noncompliance or alleged noncompliance with Environmental Laws has occurred and prepare and deliver to the Administrative Agent a report setting forth the results of such assessments or tests, a proposed plan to bring the relevant Borrower into compliance with such Environmental Laws, if necessary, and an estimate of the costs thereof, and (ii) provide to the Administrative Agent a supplemental report of such engineer whenever the scope of the noncompliance, or the response thereto or the estimated costs thereof, shall materially adversely change.

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     SECTION 10.10. Interest Rate Protection Agreement.  On or before the sixtieth day following the Effective Date, enter into an Interest Rate Protection Agreement, in form and substance acceptable to the Co-Agents in their reasonable judgment, with respect to not less than 50% of the average principal amount of Loans outstanding during such 60-day period for a term of not less than three years from the effective date of such Interest Rate Protection Agreement.

     SECTION 10.11. Distribution Agreements. Deliver to each Lender and the Administrative Agent

     (a) promptly upon its receipt thereof, copies of all notices that it receives of ProSource's default in the performance of any of its agreements or other obligations under any of the Distribution Agreements (included in the BKC Agreements);

     (b) promptly upon its obtaining knowledge thereof, written notice of the occurrence of any other default in the performance of any of its material agreements or other material obligations under any of the Distribution Agreements or of BKC's default in the performance of any of its material agreements or other material obligations under any of the Distribution Agreements; and

     (c) prompt notice of the termination of any of the Distribution
Agreements.

     SECTION 10.12. Use of Resources. Cause the management, assets, systems, and other resources of ProSource, generally, to be devoted to the conduct of the business of ProSource and its material Subsidiaries and to their customers.

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                                   ARTICLE 11

                                  INFORMATION


     Until the Revolving Credit Facility has been terminated and all the Secured Obligations have been paid in full, unless the Required Lenders shall otherwise consent in the manner set forth in SECTION 16.11, the Borrowers will furnish to the Administrative Agent and to each Lender at its offices then designated for notices pursuant to SECTION 16.1, the statements, reports, certificates, and other information provided for in this ARTICLE 11. All written information, reports, statements and other papers and data furnished to the Administrative Agent or any Lender by or at the request of a Borrower, whether pursuant to this ARTICLE 11 or any other provision of this Agreement or of any other Loan Document, shall be, at the time the same is so furnished, complete and correct in all material respects to the extent necessary to give the Administrative Agent and the Lenders true and accurate knowledge of the subject matter. Specifically, the Borrowers will so furnish:

     SECTION 11.

1. Financial Statements.

     (a) Statement of Net Assets Sold. As soon as the same is delivered to ProSource, a copy of the Statement of Net Assets Sold provided pursuant to the Division Acquisition Agreement and a copy of the final auditors' report with respect thereto promptly upon delivery thereof.

     (b) Audited Year-End Statements. As soon as available, but in any event within 90 days after the end of each Fiscal Year, copies of the consolidating (for the Borrowers and any material Consolidated Subsidiaries) and Consolidated balance sheets of ProSource and its Consolidated Subsidiaries as at the end of such Fiscal Year and the related statements of income, shareholders' equity and cash flows for such Fiscal Year, in each case setting forth in comparative form comparable figures for the previous Fiscal Year, reported on, as to such Consolidated statements (but not as to such consolidating statements), without qualification as to the scope of the audit or the status of any Borrower as a "going concern", by KPMG Peat Marwick LLP or other independent certified public accountants of nationally recognized standing.

     (c) Financial Statements. As soon as available after the end of each Fiscal Month, but in any event within 30 days after the end of each Fiscal Month, copies of the unaudited consolidating (for the Borrowers and any material Consolidated Subsidiaries) and Consolidated balance sheets of ProSource and its Consolidated Subsidiaries as at the end of such Fiscal Month and the related unaudited consolidating and consolidated statements of income and cash flow for ProSource and its Consolidated Subsidiaries for such Fiscal Month


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


and for the portion of the Fiscal Year through such Fiscal Month, certified by a Financial Officer of ProSource as presenting fairly the financial condition and results of operations of the Borrowers (subject to normal year-end audit adjustments). Each balance sheet delivered pursuant to this SUBSECTION (c), shall itemize the amounts as of the date of such balance sheet included in total liabilities for New Subordinated Debt, the Parent Subordinated Debt and the Seller Note.

     (d) Annual Budgets. As soon as available, but in any event prior to 30 days prior to the first day of each Fiscal Year, copies of the Borrowers' monthly operating budget for such Fiscal Year, in reasonable detail.

All of the financial statements to be delivered pursuant to SUBSECTIONS (a), (b) and (c) above shall be complete and correct in all material respects and shall be prepared in accordance with GAAP (except, with respect to interim financial statements, for the omission of notes and for the effect of normal year-end audit adjustments) applied consistently throughout the periods reflected therein.

     SECTION 11.2. Accountants' Certificate. Together with the financial statements referred to in SECTION 11.1(b), the Borrowers shall deliver a certificate of such accountants addressed to the Administrative Agent

     (a) stating that in making the examination necessary for the certification of such financial statements, nothing has come to their attention to lead them to believe that any Default or Event of Default exists and, in particular, they have no knowledge of any Default or Event of Default or, if such is not the case, specifying such Default or Event of Default and its nature, and

     (b) having attached the calculations, prepared by the Borrowers and reviewed by such accountants, required to establish whether or not the Borrowers are in compliance with the covenants contained in SECTIONS 12.1, 12.2, 12.5, 12.10 AND 12.11, as at the date of such financial statements.

     SECTION 11.3. Officer's Certificate. At the time that the Borrowers furnish the financial statements pursuant to SECTION 11.1(c) for any Fiscal Month that is the last period of a Fiscal Quarter, the Borrowers shall also furnish to the Administrative Agent and to each Lender, a certificate of the President or a Financial Officer of ProSource (each, a COMPLIANCE CERTIFICATE)

     (a) setting forth as at the end of such Fiscal Quarter the calculations required to establish whether or not the Borrowers were in compliance with the requirements of SECTIONS 12.1, 12.2, 12.5, 12.10 AND 12.11,


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     (b) stating that the information on the schedules to this Agreement is complete and accurate as of the date of such certificate or, if such is not the case, attaching to such certificate updated schedules,

     (c) stating that, based on a reasonably diligent examination, to the best of such Person's knowledge, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrowers with respect to such Default or Event of Default, and

     (d) describing in reasonable detail each transaction between a Borrower and the Parent during such Fiscal Quarter if the value of the cash, property and other consideration to be paid by the Borrowers in connection with such transaction exceeded or will exceed in the aggregate $10,000 or if such transaction is a part of a series of transactions that involve the Borrowers' payment of cash, delivery of property or payment of other consideration that in the aggregate has exceeded or will exceed in value $100,000 in any Fiscal Year.

     SECTION 11.4. Copies of Other Reports.

     (a) Promptly upon receipt thereof, copies of all reports, if any, submitted to a Borrower or its Board of Directors by its independent public accountants, including, without limitation, any management report.

     (b) As soon as practicable, copies of all financial statements and reports that a Borrower shall send to its shareholders generally and of all registration statements and all regular or periodic reports which a Borrower shall file with the Securities and Exchange Commission or any successor commission.

     (c) Promptly following its monthly distribution to management, copies of the ProSource "Management Book" and of other internal business segment or profit-center financial statements prepared by a Borrower.

     (d) From time to time and as soon as reasonably practicable following each request, such forecasts, data, certificates, reports, statements, opinions of counsel (not involving privileged matters), documents or further information regarding the business, assets, liabilities, financial condition, results of operations or business prospects of a Borrower or any Subsidiary as the Administrative Agent or any Lender may reasonably request and that a Borrower has or (except in the case of legal opinions relating to the perfection or priority of the Security Interest) without unreasonable expense can obtain; PROVIDED, HOWEVER, that the Lenders shall, to the extent reasonably practicable, coordinate examinations of the Borrowers' records by their respective internal examiners. The rights of the Administrative Agent and the

Lenders under this SECTION 11.4 are in addition to and not in derogation of their rights under any other provision of this Agreement or of any other Loan Document.

     (e) If requested by the Administrative Agent or any Lender, the Borrowers will furnish to the Administrative Agent and the Lenders statements in conformity with the requirements of Federal Reserve Form G-3 or U-1 referred to in Regulation G and U, respectively, of the Board of Governors of the Federal Reserve System.

     SECTION 11.5. Notice of Litigation and Other Matters.  Prompt notice of:

     (a) the commencement, to the extent a Borrower is aware of the same, of all proceedings and investigations by or before any governmental or nongovernmental body and all actions and proceedings in any court or before any arbitrator against or in any other way relating to or affecting the Borrower, any of its Subsidiaries or any of the Borrower's or any of its Subsidiaries' properties, assets or businesses, which might, singly or in the aggregate, result in the occurrence of a Default or an Event of Default, or have a Materially Adverse Effect on a Borrower.

     (b) any amendment of the articles of incorporation or by-laws of a Borrower or Subsidiary,

     (c) any change in the business, assets, liabilities, financial condition, results of operations or business prospects of a Borrower or any Subsidiary which has had or may reasonably be expected to have, singly or in the aggregate, a Materially Adverse Effect on a Borrower or any material Subsidiary and any change in the executive officers of a Borrower, and

     (d) any Default or Event of Default or any event which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default by a Borrower or any Subsidiary under any material agreement (other than this Agreement) to which such Borrower or any Subsidiary is a party or by which such Borrower, any Subsidiary or any of such Borrower's or Subsidiary's properties may be bound, including, without limitation, the agreements assigned under the Distribution Agreement Assignment included in the BKC Agreements.

     SECTION 11.6. ERISA. As soon as possible and in any event within 30 days after a Borrower knows, or has reason to know, that:

     (a) any Termination Event with respect to a Benefit Plan has occurred or will occur, or

     (b) the aggregate present value of the Unfunded Vested Accrued Benefits under all Benefit Plans is equal to an amount in excess of $500,000, or

     (c) a Borrower or any Subsidiary is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan required by reason of such Borrower's or Subsidiary's complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan, a certificate of the President or a Financial Officer of ProSource setting forth the details of such event and the action which is proposed to be taken with respect thereto, together with any notice or filing which may be required by the PBGC or other agency of the United States government with respect to such event.

     SECTION 11.7. Revisions or Updates to Schedules. Should any of the information or disclosures provided on any of the Schedules originally attached hereto become outdated or incorrect in any material respect, as part of the officer's certificate required pursuant to SECTION 11.3(a)(ii) such revisions or updates to such Schedule(s) as may be necessary or appropriate to update or correct such Schedule(s), PROVIDED that no such revisions or updates to any Schedule(s) shall be deemed to have amended, modified or superseded such Schedule(s) as originally attached hereto, or to have cured any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule(s), unless and until the Required Lenders in their sole and absolute discretion, shall have accepted in writing such revisions or updates to such Schedule(s), PROVIDED FURTHER, HOWEVER, that the Required Lenders shall approve any amendment to SCHEDULE 7.1(hh) to the extent it reflects additional accounts approved by the Administrative Agent and as to which all actions required pursuant to SECTION 8.2(b) shall have been taken.

     SECTION 11.8. Restricted Distribution Certificate. Not less than five Business Days prior to making any Restricted Distribution permitted pursuant to
SECTION 12.6(b) OR 12.6(c), and as a condition precedent to making such payment, a certificate (which may be furnished to the Administrative Agent only) of the President or a Financial Officer of ProSource stating:

     (a) that each Borrower is in compliance with all of the terms and conditions of this Agreement and the other Loan Documents to which it is a party,

     (b) that no Default or Event of Default is in existence as of the date of the certificate or will be in existence as of the date of such payment, both with and without giving effect to the making of such payment, and

     (c) the amount of such payment.

     SECTION 11.9. Onex Management Fee Payments. Not less than five Business Days prior to any payment of any management fees to Onex permitted by SECTION 12.6(a), and as a condition precedent to making such payment, a certificate (which may be furnished to the Administrative Agent only) of the President or a Financial Officer of ProSource stating:

     (a) that no Material Default or Event of Default is in existence as of the date of the certificate or will be in existence as of the date of such payment, and that no Default or Event of Default will be created by or result from the making of such payment, and

     (b) the amount of such fee to be paid.

                                   ARTICLE 12

                               NEGATIVE COVENANTS


     Until the Revolving Credit Facility has been terminated and all the Secured Obligations have been paid in full, unless the Required Lenders shall otherwise consent in the manner set forth in SECTION 16.11, the Borrowers will not directly or indirectly and, in the case of SECTIONS 12.2 through 12.16, will not permit any Subsidiary to:

     SECTION 12.

1. Financial Ratios.  Permit:

     (a) Consolidated Minimum Net Worth. Consolidated Net Worth (i) on and as of the Effective Date to be less than $48,000,000, (ii) at any time during Fiscal Year 1995 to be less than the greater of $43,000,000 or actual Consolidated Net Worth as of the Effective Date minus $5,000,000, or (iii) at any time during any Fiscal Year indicated below to be less than the actual Consolidated Net Worth as of the last day of the preceding Fiscal Year minus the amount shown opposite such Fiscal Year:


                                                 Permitted
                      Fiscal Year                Decrease
                      -----------             ------------

                      1996                    $5,000,000
                      1997 and thereafter     $4,000,000


PROVIDED, that as of the last day of Fiscal Year 1997 and of each succeeding Fiscal Year, Consolidated Net Worth shall be at least $1.00 greater than Consolidated Net Worth as of the last day of the immediately preceding Fiscal Year.

     (b) Minimum Debt Service Coverage Ratio. The Debt Service Coverage Ratio, as of the last day of Fiscal Year 1995 for the Fiscal Year ending on such last day or for any period of four consecutive Fiscal Quarters ending after December 31, 1995, for such period, to be less than 1.2 to 1.

     (c) Minimum Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, as of the last day of Fiscal Year 1995 for the Fiscal Year ending on such day, to be less than 0.60 to 1 or as of the last day of any period of four consecutive Fiscal Quarters ending during a period described below, to be less than the ratio shown opposite such period:


              Period                                    Ratio
              ------                                    ---------

              Fiscal Year 1996 (excluding
              the last day thereof)                     0.60 to 1

              Last day of Fiscal Year 1996
              to (but not including) last day
              of Fiscal Year 1997                       0.70 to 1

              From and after the last day
              of Fiscal Year 1997                       1.00 to 1


     SECTION 12.2. Debt. Create, assume, or otherwise become or remain obligated in respect of, or permit or suffer to exist or to be created, assumed or incurred or to be outstanding any Debt, except that this SECTION 12.2 shall not apply to:

     (a) Debt of the Borrowers represented by the Loans and the Notes, including, without being limited to, Letter of Credit of Obligations,

     (b) Debt reflected on SCHEDULE 7.1(k), excluding any such Indebtedness that is to be paid in full on the Effective Date,

     (c) Permitted Purchase Money Debt,

     (d) the New Subordinated Debt,

     (e) the Parent Subordinated Debt,

     (f) Guaranties permitted hereunder,

     (g) Debt of ProSource Canada to the Canadian Lender, which is unsecured other than by the Canadian Backup L/C,

     (h) Debt of ProSource Investments, Inc. owing to ProSource in connection with a Year-End Sale of Accounts, and

     (i) for avoidance of doubt, unsecured, subordinated Indebtedness owing by ProSource to Onex in respect of accrued management fees permitted pursuant to
SECTION 12.6.

     SECTION 12.3. Guaranties. Become or remain liable with respect to any Guaranty of any obligation of any other Person, provided that ProSource shall be permitted to Guaranty up to $5,000,000 in principal indebtedness outstanding at any time incurred by the shareholders of the Parent (other than Onex) to NationsBank of Florida, N.A., the proceeds of which are contributed to the capital of Parent and contributed by Parent to the capital of ProSource.

     SECTION 12.4. Investments. Acquire, after the Agreement Date, any Business Unit or Investment or, after such date, maintain any Investment other than Permitted Investments, PROVIDED that (a) ProSource may maintain its Investment in its Subsidiaries, (b) the Borrowers may make loans and advances to their employees in an aggregate principal amount outstanding at any time not to exceed $100,000 and (c) ProSource may hold each promissory note issued by ProSource Investments, Inc. in connection with a Year-End Sale of Accounts.

     SECTION 12.5. Capital Expenditures. Make or incur any Capital Expenditures in the aggregate in excess of the amount set forth below for the Fiscal Year set forth opposite such amount:



                    Fiscal Year                Amount
                    -----------              -----------

                    1995                     $15,100,000
                    1996                     $16,900,000
                    1997                     $21,100,000
                    1998                     $17,100,000
                    1999 and thereafter      $14,000,000


PROVIDED, HOWEVER, that to the extent that the Borrowers make or incur Capital Expenditures in any Fiscal Year in an amount less than the amount permitted above for such Fiscal Year, the Borrowers may make or incur all or any portion of such unutilized amount (the CARRYOVER AMOUNT) in any subsequent Fiscal Year but only if after giving effect to the expenditure of the Carryover Amount or portion thereof, Availability is not less than $25,000,000.

     SECTION 12.6. Restricted Payments and Distributions, Etc. Declare or make any Restricted Payment or Restricted Distribution, except as follows:

     (a) ProSource may pay or accrue a liability for the payment of management fees to Onex in the amount of $792,796 in each Fiscal Year and may increase such amount in each Fiscal Year after Fiscal Year 1995 based on the Consumer Price Index - All Urban Consumers - National Average (published by the United States Department of Labor Statistics); PROVIDED, HOWEVER, that ProSource may not pay or otherwise satisfy such management fees in excess of $375,000 (the EXCESS FEES) during any Fiscal Year if

          (i) a Material Default or an Event of Default shall have occurred and be continuing on the date of the proposed payment or satisfaction of any Excess Fees or a Default or Event of Default shall occur as a result of the payment of any Excess Fees,

          (ii) average daily Availability shall have been less than $10,000,000 during the 45-day period ending on the date of the proposed payment or satisfaction of any Excess Fees or after giving effect to any such proposed payment or satisfaction, Availability shall be less than $10,000,000, or

          (iii) the Borrowers shall have failed to deliver the certificate required by SECTION 11.9;

     (b) ProSource may make Restricted Distributions to the Parent to enable the Parent to make regularly scheduled payments of principal and interest on the Seller Note required to be made in cash, in accordance with the terms thereof, provided that

          (i) no Material Default or Event of Default shall have occurred and be continuing on the date of the scheduled payment under the Seller Note or a Default or Event of Default shall occur as a result of such payment,

          (ii) average daily Availability shall not have been less than $10,000,000 during the 45-day period ending on the date of such payment or after giving effect to such payment, and

          (iii) the Borrowers shall have delivered the certificate required by
     Section 11.8;

     (c) ProSource may make Restricted Distributions to the Parent to enable the Parent to redeem shares of its capital stock from members of the Borrower's management whose employment with a Borrower has terminated pursuant to the provisions of the Shareholders Agreement, provided that

          (i) the aggregate amount of such Restricted Distributions made during any Fiscal Year MINUS the amount of additional cash equity contributions received by ProSource during such Fiscal Year from the issuance of capital stock in the Parent to a new member of the Borrowers' management shall not exceed $500,000,

          (ii) no Material Default or Event of Default shall have occurred and be continuing on the date of such payment or shall occur as a result of such payment,

          (iii) average daily Availability shall not have been less than $25,000,000 during the 45-day period ending on the date of such the payment and after giving effect to such payment, Availability shall not be less than $25,000,000, and

          (iv) the Borrowers shall have delivered the certificate required by
     SECTION 11.8;

     (d) the Borrowers may make Restricted Distributions to the Parent in any Fiscal Year in an amount not greater than the lesser of (i) the consolidated tax liability of Parent for a prior tax year that is attributable to the taxable income of the Borrowers, as reasonably determined by the Borrowers, or (ii) the total consolidated tax liability of Parent for such prior tax year;

     (e) the Borrowers may make Restricted Payments from cash proceeds received by ProSource from issuance and sale of New Subordinated Debt for application to the repayment of principal of Parent Subordinated Debt, in a total amount equal to 25% of the cash proceeds of such issuance received by ProSource, up to a maximum of $15,000,000; and

     (f) loans and advances to employees of the Borrowers that are Permitted Investments may be made despite the possibility of characterizing such loans or advances also as Restricted Distributions.

     SECTION 12.7. Merger, Consolidation and Sale of Assets. Merge or consolidate with any other Person or sell, lease or transfer or otherwise dispose of all or a substantial portion of its assets to any Person other than sales of Inventory in the ordinary course of business and consistent with past practices of the Borrowers or the Division and sales of Receivables as part of a Year-End Sale of Accounts.

     SECTION 12.8. Transactions with Affiliates. Other than the Restricted Distributions and the Restricted Payments permitted by SECTION 12.6, the incurrence of the Parent Subordinated Debt, the consummation of any Year-End Sale of Accounts, and transactions between ProSource and BroMar consistent with past practices of the Division and in the ordinary course of such Borrowers' respective businesses, effect any transaction with Onex, any other Affiliate of a Borrower or any Affiliate of Onex on a basis less favorable to the Borrowers than would be the case if such transaction had been effected with a Person not an Affiliate of a Borrower or Onex. The Borrowers shall deliver written notice to the Administrative Agent not less than 10 days prior to effecting any transaction with Onex, any other Affiliate of a Borrower or any Affiliate of Onex if the value of the cash, property and other consideration to be paid by the Borrowers (or any of them) in connection with such transaction will exceed in the aggregate $10,000 or if such transaction is a part of a series of transactions that involve the Borrowers' (or any Borrower's) payment of cash, delivery of property or payment of other consideration that in the aggregate will exceed in value $100,000 in any Fiscal Year; PROVIDED, HOWEVER, that the Borrowers shall not be required to deliver such notice in connection with any such transaction with the Parent if the Borrowers comply with the requirements of SECTION 11.3(a)(iv) for such transaction; and PROVIDED, FURTHER, that the Borrowers shall not be required to deliver such notice in connection with the Restricted Distributions and the Restricted Payments permitted by SECTION 12.6 or the incurrence of the Parent Subordinated Debt.

     SECTION 12.9. Liens. Create, assume or permit or suffer to exist or to be created or assumed any Lien on any of the Collateral or its other assets, other than Permitted Liens.

     SECTION 12.10. Capitalized Lease Obligations and Purchase Money Debt. Permit the aggregate amount of Capitalized Lease Obligations and Permitted Purchase Money Debt to exceed at any time $5,000,000.

     SECTION 12.11. Real Estate Leases. Enter into any real property lease, including a lease relating to the Real Estate occupied by a Borrower on the Effective Date, without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld or delayed.

     SECTION 12.12. Plans. Permit any condition to exist in connection with any Plan which might constitute grounds for the PBGC to institute proceedings to have such Plan terminated or a trustee appointed to administer such Plan, and any other condition, event or transaction with respect to any Plan which could result in the incurrence by a Borrower of any material liability, fine or penalty.

     SECTION 12.13. Sales and Leasebacks. Enter into any arrangement with any Person providing for a Borrower's leasing from such Person any real or personal property which has been or is to be sold or transferred, directly or indirectly, by a Borrower to such Person.

     SECTION 12.14. Amendments to Other Agreements. Enter into or consent to any material amendment, modification or supplement to the Exclusive Distributor Agreement (included in the BKC Agreements), PROVIDED that the consent of the Required Lenders shall not be unreasonably withheld or delayed, or enter into or consent to any material amendment, modification or supplement to any other Distribution Agreement (included in the BKC Agreements) if the effect thereof could reasonably be expected to have a Materially Adverse Effect on the Borrowers, or enter into or consent to any amendment to either Parent Subordinated Note or, after execution and delivery thereof, any document or instrument governing or evidencing New Subordinated Debt.

     SECTION 12.15. Additional Intangible Assets. After the Effective Date, enter into or complete any transaction (excluding the Division Acquisition) that would result in the creation of, or otherwise create, any asset or any addition to any existing asset that would in either case, in accordance with GAAP, be classified as an intangible asset, other than deferred taxes and such intangible assets as are reflected in the financial statements of the Borrowers and the Division referred to in Section 7.1(o).

     SECTION 12.16. Limitation on Acquisition Reserves.   The acquisition
reserves created as a result of the Division Acquisition, excluding costs and expenses related to the consummation of the transactions contemplated by the Division Acquisition Agreement and this Agreement and paid within 60 days after the Effective Date, shall not exceed $8,000,000.

                                   ARTICLE 13

                                    DEFAULT


     SECTION 13.

1. Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

     (a) Default in Payment. The Borrowers shall default in any payment of principal of or interest on any Loan or any Note when and as due (whether at maturity, by reason of acceleration or otherwise).

     (b) Other Payment Default. The Borrowers shall default in the payment, as and when due, of principal of or interest on, any other Secured Obligation, and such default shall continue for a period of ten days after written notice thereof has been given to the Borrowers by the Administrative Agent.

     (c) Misrepresentation. Any representation or warranty made or deemed to be made by a Borrower under this Agreement or any Loan Document, or any amendment hereto or thereto, shall at any time prove to have been incorrect or misleading in any material respect when made.

     (d) Default in Performance. The Borrowers shall default in the performance or observance of any term, covenant, condition or agreement to be performed by any Borrower, contained in

          (i) ARTICLES 8, 9, 11 or 12, or SECTION 10.1 (insofar as it requires the preservation of the corporate existence of each Borrower), or 10.8, and the Administrative Agent shall have delivered to the Borrowers written notice of such default, or

          (ii) this Agreement (other than as specifically provided for otherwise in this SECTION 13.1) and such default shall continue for a period of 30 days after written notice thereof has been given to the Borrowers by the Administrative Agent.

     (e) Indebtedness Cross-Default.

          (i) A Borrower or any Subsidiary shall fail to pay when due and payable (subject to any applicable grace or cure periods) the Parent Subordinated Debt, the New Subordinated Debt, if any, or any other Debt (other than the Loans) in an amount in excess of $500,000, provided that a Borrower's failure to make a payment of the principal of or interest on the Parent Subordinated Debt on account of the operation of the subordination provisions thereof shall not be an Event of Default, or

          (ii) the maturity of any such Debt shall have (A) been accelerated in accordance with the provisions of any indenture, contract or instrument providing for the creation of or concerning such Indebtedness, or (B) been required to be prepaid prior to the stated maturity thereof, or

          (iii) any event shall have occurred and be continuing which would permit any holder or holders of such Debt, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity, and the Borrowers shall have failed to cure such default prior to the expiration of any applicable cure or grace period.

     (f) Other Cross-Defaults. A Borrower or any Subsidiary shall default in the payment when due, or in the performance or observance, of any obligation or condition of any agreement, contract or lease (other than this Agreement, the Security Documents or any such agreement, contract or lease relating to Debt) if the existence of any such defaults, singly or in the aggregate, could in the reasonable judgment of the Administrative Agent have a Materially Adverse Effect on the Borrowers or any material Subsidiary; PROVIDED, HOWEVER, that for the purposes of this provision where such a default could result only in a monetary loss, a Material Adverse Effect shall not be deemed to have occurred unless the aggregate of such losses would exceed $500,000.

     (g) Voluntary Bankruptcy Proceeding. The Parent, a Borrower or any Subsidiary shall

          (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect),

          (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts,

          (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws,

          (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign,

          (v) admit in writing its inability to pay its debts as they become due,

          (vi) make a general assignment for the benefit of creditors, or

          (vii) take any corporate action for the purpose of authorizing any of the foregoing.

     (h) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against the Parent, a Borrower or any Subsidiary in any court of competent jurisdiction seeking

          (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts,

          (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of a Borrower, any Subsidiary or of all or any substantial part of the assets, domestic or foreign, of a Borrower or Subsidiary, and such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive calendar days, or an order granting the relief requested in such case or proceeding against a Borrower or any Subsidiary (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

     (i) Failure of Agreements. A Borrower shall challenge the validity and binding effect of any provision of any Loan Document after delivery thereof hereunder or shall state its intention to make such a challenge in writing, or any Loan Document, after delivery thereof hereunder, shall for any reason (except to the extent permitted by the terms thereof) cease to create a valid and perfected first priority Lien (except for Permitted Liens) on, or security interest in, any of the Collateral purported to be covered thereby.

     (j) Judgment. A final, unappealable judgment or order for the payment of money in an amount that exceeds the uncontested insurance available therefor by $750,000 or more shall be entered against a Borrower or any Subsidiary by any court and such judgment or order shall continue undischarged or unstayed for 10 days.

     (k) Attachment. A warrant or writ of attachment or execution or similar process which exceeds $50,000 in value shall be issued against any property of a Borrower or any Subsidiary and such warrant or process shall continue undischarged or unstayed for 10 days.

     (l) Loan Documents. Any event of default under any Loan Document shall occur or a Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in, or the payment of any other sum covenanted to be paid by a Borrower under, any Loan Document and the existence of such defaults, singly or in the aggregate, could in the reasonable judgment of the Administrative Agent have a Materially Adverse Effect on a Borrower, any material Subsidiary or the Parent; PROVIDED, HOWEVER that no event of default under any Loan Document shall be deemed to have occurred until any notice required under such Loan Document has been given and any grace period granted under such Loan Document has expired.

     (m) ERISA.

          (i) Any Termination Event with respect to a Benefit Plan shall occur that results in an Unfunded Vested Accrued Benefit in excess of $500,000, or

          (ii) any Benefit Plan shall incur an "accumulated funding deficiency" (as defined in Section 412 of the Internal Revenue Code or Section 302(a)(2) of ERISA) for which a waiver has not been obtained in accordance with the applicable provisions of the Internal Revenue Code and ERISA, or

          (iii) a Borrower is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from the Borrower's complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan.

     (n) Change in Control. ProSource shall cease to own, beneficially and of record, 100% of the outstanding capital stock of BroMar or ProSource Canada; the Parent shall cease to own, beneficially and of record, 100% of the outstanding capital stock of ProSource; or Onex shall cease to own, beneficially and of record, at least 51% of the outstanding voting capital stock of the Parent either directly or indirectly, through one or more Wholly Owned Subsidiaries or, in any case, such ownership shall cease to vest in the owner control of the issuer of such capital stock.

     (o) BKC Default; Repudiation. BKC shall default with respect to any material obligation under or shall repudiate any material provision of, the Distribution Agreements (included in the BKC Agreements), the effect of which has or reasonably could be expected to have in the reasonable judgment of the Required Lenders a Materially Adverse Effect on ProSource.

     SECTION 13.2. Remedies.

     (a) Automatic Acceleration and Termination of Facilities. Upon the occurrence of an Event of Default specified in SECTION 13.1(g) or (h), (i) the principal of and the interest on the Loans and any Note at the time outstanding, and all other amounts owed to the Administrative Agent or the Lenders under this Agreement or any of the Loan Documents and all other Secured Obligations, shall thereupon become due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived, anything in this Agreement or any of the Loan Documents to the contrary notwithstanding, and (ii) the Revolving Credit Facility and the right of the Borrowers to request borrowings under this Agreement shall immediately terminate.

     (b) Other Remedies. If any Event of Default shall have occurred, and during the continuance of any such Event of Default, the Administrative Agent may, and at the direction of the Required Lenders in their sole and absolute discretion shall, do any of the following:

          (i) declare the principal of and interest on the Loans and any Note at the time outstanding, and all other amounts owed to the Administrative Agent or the Lenders under this Agreement or any of the Loan Documents and all other Secured Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the Loan Documents to the contrary notwithstanding;

          (ii) terminate the Revolving Credit Facility and any other right of the Borrowers to request borrowings hereunder;

          (iii) notify, or request the relevant Borrower to notify, in writing or otherwise, any Account Debtor or obligor with respect to any one or more of the Receivables to make payment to the Administrative Agent or any agent or designee of the Administrative Agent, at such address as may be specified by the Administrative Agent and if, notwithstanding the giving of any notice, any Account Debtor or other such obligor shall make payments to a Borrower, such Borrower shall hold all such payments it receives in trust for the Administrative Agent, for the account of the Lenders, without commingling the same with other funds or property of, or held by, a Borrower, and shall deliver the same to the Administrative Agent or any such agent or designee of the Administrative Agent immediately upon receipt by such Borrower in the identical form received, together with any necessary endorsements;

          (iv) settle or adjust disputes and claims directly with Account Debtors and other obligors on Receivables for amounts and on terms which the Administrative

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     Agent considers advisable and in all such cases only the net amounts received by the Administrative Agent, for the account of the Lenders, in payment of such amounts, after deductions of costs and attorneys' fees, shall constitute Collateral and no Borrower shall have any further right to make any such settlements or adjustments or to accept any returns of merchandise;

          (v) enter upon any premises in which Inventory or Equipment may be located and, without resistance or interference by any Borrower, take physical possession of any or all thereof and maintain such possession on such premises or move the same or any part thereof to such other place or places as the Administrative Agent shall choose, without being liable to any Borrower on account of any loss, damage or depreciation that may occur as a result thereof, so long as the Administrative Agent shall act reasonably and in good faith;

          (vi) require each Borrower to and each Borrower shall, without charge to the Administrative Agent or any Lender, assemble the Inventory and Equipment and maintain or deliver it into the possession of the Administrative Agent or any agent or representative of the Administrative Agent at such place or places as the Administrative Agent may designate and as are reasonably convenient to both the Administrative Agent and the Borrowers;

          (vii) at the expense of the Borrowers, cause any of the Inventory and Equipment to be placed in a public or field warehouse, and the Administrative Agent shall not be liable to any Borrower on account of any loss, damage or depreciation that may occur as a result thereof, so long as the Administrative Agent shall act reasonably and in good faith;

          (viii) without notice, demand or other process, and without payment of any rent or any other charge, enter any premises of any Borrower and, without breach of the peace, until the Administrative Agent completes the enforcement of its rights in the Collateral, take possession of such premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Borrower's Equipment, for the purpose of (A) completing any work in process, preparing any Inventory for disposition and disposing thereof, and (B) collecting any Receivable, and the Administrative Agent is hereby granted a license or sublicense and all other rights as may be necessary, appropriate or desirable to use the Proprietary Rights in connection with the foregoing, and the rights of such Borrower under all licenses, sublicenses and franchise agreements shall inure to the Administrative Agent (PROVIDED, HOWEVER, that any use of any federally registered trademarks as to any goods shall be subject to the control as to the quality of such goods of the owner of such trademarks and the goodwill of the business symbolized thereby, and PROVIDED, FURTHER, that such grant of license, sublicense and other rights in the Proprietary Rights

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

     is not prohibited by any contractual restrictions other than such as may have been entered into for the purpose of evading this provision);

          (ix) exercise any and all of its rights under any and all of the Security Documents;

          (x) apply any Collateral consisting of cash to the payment of the Secured Obligations in any order in which the Administrative Agent may elect or use such cash in connection with the exercise of any of its other rights hereunder or under any of the Security Documents;


          (xi) establish or cause to be established one or more Lockboxes or other arrangement for the deposit of proceeds of Receivables, and, in such case, each Borrower shall cause to be forwarded to the Administrative Agent at the Administrative Agent's Office, on a daily basis, copies of all checks and other items of payment and deposit slips related thereto deposited in such Lockboxes, together with collection reports in form and substance satisfactory to the Administrative Agent; and


          (xii) exercise all of the rights and remedies of a secured party under the Uniform Commercial Code and under any other Applicable Law, including, without limitation, the right, without notice except as specified below and with or without taking the possession thereof, to sell the Collateral or any part thereof in one or more parcels at public or private sale, at any location chosen by the Administrative Agent, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Borrowers of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.


     (c) Additional Louisiana Remedies.   Certain of the Collateral described
in this Agreement is located in the State of Louisiana or may be subject to the laws of the State of Louisiana (provided, however, the parties by this section in no way intend to derogate from the choice of law contained in SECTION 16.19 below). With respect to such Collateral, the following subsections (d) through
(j) shall apply.

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     (d) Confession of Judgment; Executory and Other Process.  Each Borrower
confesses judgment in favor of the Administrative Agent, for the benefit of itself as Administrative Agent and the Lenders, for the full amount of the Secured Obligations. Each Borrower agrees that, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, without making further demand and without further notice or putting in default (which are hereby expressly waived), cause the Collateral, or any portion of it, to be seized and sold with or without appraisal (at Administrative Agent's option) by executory process issued by any competent court or enforce this Agreement in any other manner provided by law. The Administrative Agent may exercise the rights and remedies set forth in this paragraph in addition to (and whether or not) it also exercises its rights under any other provision of this Agreement or any other agreements between and among the Borrowers (or any of them), the Administrative Agent and the Lenders with respect to the Secured Obligations. If any proceedings (by executory process or otherwise) are commenced, all declarations of fact made by authentic act by a person declaring that he or she has personal knowledge of the facts shall constitute authentic evidence of the facts for all purposes.

     (e) No Court Hearing. The Borrower recognizes that the Administrative Agent shall have the right to cause the Collateral to be seized and sold by executory process without any prior court hearing at which such Borrower could appear and make objection. Each Borrower specifically waives any right that it may have to a court hearing prior to the seizure and sale of the Collateral.

     (f) Waivers. Each Borrower expressly waives: (i) the benefit of appraisement, as provided in articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure, and all other laws conferring the same; (ii) the demand and three days' delay provided by articles 2331, 2639, 2721 and 2722 of the Louisiana Code of Civil Procedure and all other laws conferring the same; (iii) the notice of seizure as provided in articles 2293 and 2721 of the Louisiana Code of Civil Procedure. Each Borrower expressly agrees to the immediate seizure of the Collateral in the event of suit to enforce this Agreement. The Administrative Agent shall not be obligated to take advantage of the waiver of appraisal or any other waiver set forth herein but may at its option cause the Collateral to be appraised upon foreclosure in accordance with law and observe the statutory provisions referred to in this paragraph.

     (g) Keeper. Each Borrower and the Administrative Agent designate the Administrative Agent or any agent or nominee of the Administrative Agent as keeper of the Collateral and also authorize the Administrative Agent to name another keeper of the Collateral or any portion thereof at the time of seizure in any action for the recognition or enforcement of this Agreement, but the Administrative Agent shall not be required to seek the appointment of a keeper. This agreement is made pursuant to La. R.S. 9:Section 5136 et seq., the provisions of which shall govern the powers and duties of the keeper. The keeper shall be paid as compensation for its services an amount equal to $500 per day. All sums paid by the

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Administrative Agent as keeper's fees and related costs and expenses, with interest thereon at the default rate specified above in SECTION 5.1(b), shall be Secured Obligations secured by this Agreement.

     (h) Search. If it becomes necessary for the Administrative Agent to search for all or any of the Collateral at the time of foreclosure, the Administrative Agent may do so and the Borrowers shall reimburse the Administrative Agent on demand for the expenses incurred by the Administrative Agent in doing so with interest at the default rate specified above in SECTION 5.1(b), and this amount shall be Secured Obligations secured by this Agreement.

     (i) Waiver of Exemptions. Each Borrower waives in favor of the Administrative Agent all homestead exemptions and other exemptions from seizure to which it may be entitled.

     (j) Power of Attorney. The grant of authority contained in this SECTION 13.2(c) is intended by each Borrower to be an irrevocable power of attorney, coupled with an interest, as permitted by Louisiana law, including, but not limited to, the provisions of La. R.S. 9:Section 5388.

     SECTION 13.3. Application of Proceeds. All proceeds from each sale of, or other realization upon, all or any part of the Collateral during the continuance of an Event of Default shall be applied or paid over as follows:

     (a) First: to the payment of all reasonable costs and expenses incurred in connection with such sale or other realization, including reasonable attorneys' fees,

     (b) Second: to the ratable payment of the Secured Obligations held by the Lenders (in any capacity hereunder) (with the Borrowers remaining liable for any deficiency) strictly in proportion to the amount of Secured Obligations held by each of them as the Administrative Agent may elect,

     (c) Third: the balance (if any) of such proceeds shall be paid to the appropriate Borrower, subject to any duty imposed by law, or otherwise to whomsoever shall be entitled thereto.

THE BORROWERS SHALL REMAIN LIABLE, JOINTLY AND SEVERALLY, AND WILL PAY, ON DEMAND, ANY DEFICIENCY REMAINING IN RESPECT OF THE SECURED OBLIGATIONS, TOGETHER WITH INTEREST THEREON AT A RATE PER ANNUM EQUAL TO THE HIGHEST RATE THEN PAYABLE HEREUNDER ON SUCH SECURED OBLIGATIONS, WHICH INTEREST SHALL CONSTITUTE PART OF THE SECURED OBLIGATIONS.

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     SECTION 13.4. Power of Attorney.  In addition to the authorizations granted to the Administrative Agent under SECTION 9.13 or under any other provision of this Agreement or of any other Loan Document, during the continuance of an Event of Default, each Borrower hereby irrevocably designates, makes, constitutes and appoints the Administrative Agent (and all Persons designated by the Administrative Agent from time to time) as such Borrower's true and lawful attorney, and agent in fact, and the Administrative Agent, or any agent of the Administrative Agent, may, without notice to any Borrower, and at such time or times as the Administrative Agent or any such agent in its sole discretion may determine, in the name of a Borrower, the Administrative Agent or the Lenders,

          (i) demand payment of the Receivables,

          (ii) enforce payment of the Receivables by legal proceedings or otherwise,

          (iii) exercise all of the relevant Borrower's rights and remedies with respect to the collection of Receivables,

          (iv) settle, adjust, compromise, extend or renew any or all of the Receivables,

          (v) settle adjust or compromise any legal proceedings brought to collect the Receivables,

          (vi) discharge and release the Receivables or any of them,

          (vii) prepare, file and sign the name of the relevant Borrower on any proof of claim in bankruptcy or any similar document against any Account Debtor,

          (viii) prepare, file and sign the name of the relevant Borrower on any notice of Lien, assignment or satisfaction of Lien, or similar document in connection with any of the Collateral,

          (ix) endorse the name of the relevant Borrower upon any chattel paper, document, instrument, notice, freight bill, bill of lading or similar document or agreement relating to the Receivables, the Inventory or any other Collateral,

          (x) use the stationery of any Borrower and sign the name of the relevant Borrower to verifications of the Receivables and on any notice to the Account Debtors,

          (xi) open the Borrowers' mail,

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

          (xii) notify the post office authorities to change the address for delivery of the Borrowers' mail to an address designated by the Administrative Agent, and

          (xiii) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Receivables, Inventory or other Collateral to which any Borrower may have access.

     SECTION 13.5. Miscellaneous Provisions Concerning Remedies.

     (a) Rights Cumulative. The rights and remedies of the Administrative Agent and the Lenders under this Agreement, the Notes and each of the Loan Documents shall be cumulative and not exclusive of any rights or remedies which it or they would otherwise have. In exercising such rights and remedies the Administrative Agent and the Lenders may be selective and no failure or delay by the Administrative Agent or any Lender in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

     (b) Waiver of Marshalling. Each Borrower hereby waives any right to require any marshalling of assets and any similar right.

     (c) Limitation of Liability. Nothing contained in this ARTICLE 13 or elsewhere in this Agreement or in any of the Loan Documents shall be construed as requiring or obligating the Administrative Agent, any Lender or any agent or designee of the Administrative Agent or any Lender to make any demand, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice or take any action, with respect to any Receivable or any other Collateral or the monies due or to become due thereunder or in connection therewith, or to take any steps necessary to preserve any rights against prior parties, and the Administrative Agent, the Lenders and their agents or designees shall have no liability to any Borrower for actions taken pursuant to this ARTICLE 13, any other provision of this Agreement or any of the Loan Documents so long as the Administrative Agent or such Lender shall act reasonably and in good faith.

     (d) Appointment of Receiver. In any action under this ARTICLE 13, the Administrative Agent shall be entitled during the continuance of an Event of Default to the appointment of a receiver, without notice of any kind whatsoever, to take possession of all or any portion of the Collateral and to exercise such power as the court shall confer upon such receiver.

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                                   ARTICLE 14

                                  ASSIGNMENTS

     SECTION 14.

1. Successors and Assigns; Participations.

     (a) This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Lenders, the Administrative Agent, all future holders of the Notes, and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

     (b) Each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Loans at the time owing to it and the Notes held by it); PROVIDED, HOWEVER, that (i) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Agreement, (ii) the amount of the Commitment of the assigning Lender that is subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall in no event be less than the Minimum Commitment, (iii) in the case of a partial assignment, the amount of the Commitment that is retained by the assigning Lender (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall in no event be less than the Minimum Commitment, (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register (as hereinafter defined) an Assignment and Acceptance, together with any Note or Notes subject to such assignment and such assignee's pro rata share of the Administrative Agent's syndication expenses,
(v) such assignment shall not, without the consent of ProSource, require the Borrowers to file a registration statement with the Securities and Exchange Commission or apply to or qualify the Loans or the Notes under the blue sky laws of any state, and (vi) the representation contained in SECTION 14.2 hereof shall be true with respect to any such proposed assignee. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (y) the Lender assignor thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement.

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     (c) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, such Lender assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such Lender assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or the performance or observance by any Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in SECTION 7.1(o) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such Lender assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and
(vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

     (d) The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and the Commitment Percentage of, and principal amount of the Loans owing to, each Lender from time to time (the REGISTER). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Eligible Assignee together with any Note or Notes subject to such assignment and the written consent to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in the form of EXHIBIT E, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register,
(iii) give prompt notice thereof to the Lenders and the Borrowers, and (iv) promptly deliver a

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copy of such Acceptance and Assignment to the Borrowers.  Within five Business
Days after receipt of notice, the Borrowers shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note or Notes to the order of such Eligible Assignee in amounts equal to the Commitment Percentage assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and a new Note or Notes to the order of the assigning Lender in an amount equal to the Commitment, if any, retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes delivered to the assignor Lender. Each surrendered Note or Notes shall be canceled and returned to the Borrowers.

     (f) Each Lender may, after 120 days after the Effective Date, sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its commitments hereunder and the Loans owing to it and the Notes held by it); PROVIDED, HOWEVER, that (i) each such participation shall be in an amount not less than the Minimum Commitment, (ii) such Lender's obligations under this Agreement (including, without limitation, its commitments hereunder) shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iv) such Lender shall remain the holder of the Notes held by it for all purposes of this Agreement, (v) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement; PROVIDED, that such Lender may agree with any participant that such Lender will not, without such participant's consent, agree to or approve any waivers or amendments which would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the commitments of such participant, reduce the amount of any fees to which such participant is entitled, extend any scheduled payment date for principal or release material Collateral securing the Loans (other than Collateral disposed of pursuant to SECTION 9.7 hereof or otherwise in accordance with the terms of this Agreement or the Security Documents), and (vi) any such disposition shall not, without the consent of ProSource, require any Borrowers to file a registration statement with the Securities and Exchange Commission to apply to qualify the Loans or the Notes under the blue sky law of any state. The Lender selling a participation to any bank or other entity shall give prompt notice thereof to the Administrative Agent and the Borrowers.

     (g) Any Lender may, in connection with any assignment, proposed assignment, participation or proposed participation pursuant to this SECTION 14.1, disclose to the assignee, participant, proposed assignee or proposed participant, any information relating to any Borrower furnished to such Lender by or on behalf of a Borrower; PROVIDED, that, prior to any such disclosure, each such assignee, proposed assignee, participant or proposed participant shall agree with the Borrowers or such Lender (and in the case of an agreement

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with only such Lender, the Borrowers shall be recognized as third party beneficiaries thereof) to preserve the confidentiality of any confidential information relating to any Borrower received from such Lender.

     SECTION 14.2. Representation of Lenders. Each Lender hereby represents that it will make each Loan hereunder as a commercial loan for its own account in the ordinary course of its business; PROVIDED, HOWEVER, that subject to
SECTION 13.1 hereof, the disposition of the Notes or other evidence of the Secured Obligations held by any Lender shall at all times be within its exclusive control.

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                                   ARTICLE 15

                              ADMINISTRATIVE AGENT


     SECTION 15.

     1. Appointment of Administrative Agent. Each of the Lenders hereby irrevocably designates and appoints NationsBank of Georgia, N.A. as the Administrative Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes Administrative Agent, as the Administrative Agent for such Lender to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and such other Loan Documents, including, without limitation, to make determinations as to the eligibility of Inventory and Receivables and to lower the advance ratios contained in the definition "BORROWING BASE", together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Administrative Agent.

     SECTION 15.2. Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     SECTION 15.3. Exculpatory Provisions. Neither the Administrative Agent nor any of its trustees, officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable to any Lender (or any Lender's participants) for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for its or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any Lender (or any Lender's participants) for any recitals, statements, representations or warranties made by a Borrower or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or for any failure of any Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any

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obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of any Borrower.

     SECTION 15.4. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with SECTION 14.1. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

     SECTION 15.5. Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; PROVIDED, that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) continue making Revolving Credit Loans to the Borrowers on behalf of the Lenders in reliance on the provisions of SECTION 5.16 and take such other action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

     SECTION 15.6. Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of any Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of each Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of each Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder or by the other Loan Documents and reports of field examinations or other similar analysis which the Administrative Agent agrees to provide, on request, to any Lender, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of any Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     SECTION 15.7. Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrowers to do so), ratably according to their respective Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; PROVIDED, that, no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent's gross negligence or willful misconduct or resulting solely from transactions or occurrences that occur at a time after such Lender has assigned all of its interests, rights and obligations under this Agreement pursuant to SECTION 14.1 or, in the case of a Lender to which an assignment is made hereunder pursuant to SECTION 14.1, at a time before such assignment. The agreements in this subsection shall survive the payment of the Notes, the Secured Obligations and all other amounts payable hereunder and the termination of this Agreement.

     SECTION 15.8. NationsBank in Its Individual Capacity. NationsBank (and any Lender that is a successor Administrative Agent) and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrowers, the Parent and their respective Subsidiaries as if it were not the Administrative Agent hereunder. With respect to its Commitment, the Loans made or renewed by it and any Note issued to it as a Lender and any Letter of Credit issued by it, NationsBank (or such successor) shall have and may exercise the same rights and powers under this Agreement and the other Loan Documents and is subject to the same obligations and liabilities as and to the extent set forth herein and in the other Loan Documents for any other Lender. The terms "LENDERS" or "REQUIRED LENDERS" or any other term shall, unless the context clearly otherwise indicates, include NationsBank (or such successor) in its capacity as a Lender or one of the Required Lenders.

     SECTION 15.9. Resignation and Removal of Administrative Agent. The Administrative Agent may resign as Administrative Agent upon ten days' notice to the Lenders for any reason, and the Administrative Agent may be removed at the unanimous election of all of the Lenders (other than the Lender that is also the Administrative Agent) for any reason. If the Administrative Agent shall resign or be removed as Administrative Agent under this Agreement, then the Required Lenders shall appoint from among the Lenders (other than the Lender who shall have resigned or shall have been removed) a successor agent for the Lenders which successor agent shall be approved by ProSource (which approval shall not be unreasonably withheld) unless ProSource is at the relevant time a debtor in a case under the United States federal Bankruptcy Code, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "ADMINISTRATIVE AGENT" shall mean such successor agent effective upon its appointment, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of SECTION 15.7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

     SECTION 15.10. Notices from Administrative Agent to Lenders. The Administrative Agent shall, promptly upon receipt thereof, forward to each Lender copies of any written notices, reports or other information supplied to it by a Borrower (but which the Borrowers are not required to supply directly to the Lenders).

     SECTION 15.11. Co-Agents. For avoidance of doubt, it is expressly acknowledged and agreed by the Administrative Agent and each Lender for the benefit of the Co-Agents that, other than the rights explicitly reserved to the Co-Agents under this Agreement, no Co-Agent, in such capacity, has any obligations hereunder nor shall any Co-Agent, in such capacity, be responsible or accountable to any other party hereto for any action or failure to act hereunder, other than in connection with such explicitly reserved rights and then only for claims, damages, losses (other than consequential losses) and other liabilities arising out such Co-Agent's own gross negligence or willful misconduct.

                                   ARTICLE 16

                                 MISCELLANEOUS


     SECTION 16.

     1. Notices.

     (a) Method of Communication. Except as specifically provided in this Agreement or in any of the Loan Documents, all notices and other communications hereunder and thereunder shall be in writing or by telephone, subsequently confirmed in writing. Notices in writing shall be delivered personally or sent by certified or registered mail, postage pre-paid, or by overnight courier, telex or facsimile transmission and shall be deemed received when actually received by the addressee or, if sooner, in the case of personal delivery, when delivered, in the case of mailing, when receipted for, in the case of overnight delivery, on the next Business Day after delivery to the courier, and in the case of telex and facsimile transmission, upon transmittal if during regular business hours at the destination or at the open of the next Business Day, provided that in the case of notices to the Administrative Agent, notice shall be deemed to have been given only when such notice is actually received by the Administrative Agent. A telephonic notice to the Administrative Agent, as understood by the Administrative Agent, will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

     (b) Addresses for Notices. Notices to any party shall be sent to it at the following addresses, or any other address of which such party notifies all the other parties in writing:


                   If to any Borrower: [c/o]  ProSource Services Corporation
                                              550 Biltmore Way
                                              Coral Gables, Florida  33134
                                              Attn: David R. Parker
                                              Facsimile No.: (305) 529-2573

                   with copies to:            Onex Corporation
                                              161 Bay Street
                                              Suite 2500
                                              Toronto, Ontario, Canada M5J 2S1
                                              Attn:  Gerald W. Schwartz
                                              Facsimile No.: (416) 362-5765




                                              Kaye, Scholer, Fierman, Hays &
                                               Handler
                                              425 Park Avenue
                                              New York, New York  10022
                                              Attention: Joel I. Greenberg, Esq.
                                              Facsimile No.: (212) 836-7152


                    If to the Administrative  NationsBank of Georgia, N.A.
                    Agent:                    Business Credit Division
                                              600 Peachtree Street
                                              13 Plaza
                                              Atlanta, Georgia  30308
                                              Attn: John W. Getz
                                              Facsimile No.: 404-607-6439

                    If to a Lender:           At the address of such Lender
                                              set forth on the signature
                                              pages hereof.

     (c) Administrative Agent's Office. The Administrative Agent hereby designates its office located at 600 Peachtree Street, Atlanta, Georgia 30308, or any subsequent office which shall have been specified for such purpose by written notice to the Borrowers, as the office to which payments due are to be made and at which Loans will be disbursed.

     SECTION 16.2. Expenses. The Borrowers agree to pay or reimburse on demand all reasonable costs and expenses incurred by the Administrative Agent or any Lender, including, without limitation, the reasonable fees and disbursements of counsel, in connection with

     (a) the negotiation, preparation, execution, delivery, administration, enforcement and termination of this Agreement and each of the other Loan Documents, whenever the same shall be executed and delivered, including, without limitation

          (i) the reasonable out-of-pocket costs and expenses incurred in connection with the administration and interpretation of this Agreement and the other Loan Documents;

          (ii) the reasonable costs and expenses of appraisals of the Collateral;

          (iii) the reasonable costs and expenses of lien and title searches and title insurance;

          (iv) the reasonable costs and expenses of environmental reports with respect to the Real Estate;

          (v) taxes, fees and other charges for recording the Mortgages, filing the Financing Statements and continuations and the reasonable costs and expenses of taking other actions to perfect, protect, and continue the Security Interests;

PROVIDED, HOWEVER, that the Borrowers shall not be required to pay the expenses of any Person which becomes a Lender after the date hereof incurred in connection with such Person's so becoming a Lender;

     (b) the preparation, execution and delivery of any waiver, amendment, supplement or consent by the Administrative Agent and the Lenders relating to this Agreement or any of the Loan Documents;

     (c) sums paid or incurred to pay any amount or take any action required of a Borrower under the Loan Documents that a Borrower fails to pay or take;

     (d) reasonable costs of inspections and verifications of the Collateral, including, without limitation, standard per diem fees charged by the Administrative Agent or the Lenders, travel, lodging, and meals for inspections of the Collateral and the Borrowers' operations and books and records by the Administrative Agent's and/or the Lenders' agents up to four times per year and whenever an Event of Default exists;

     (e) reasonable costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining each Controlled Disbursement Account, Agency Account and Lockbox;

     (f) reasonable costs and expenses of preserving and protecting the Collateral;

     (g) consulting, after the occurrence of a Default, with one or more Persons, including appraisers, accountants and lawyers, concerning the value of any Collateral for the Secured Obligations or related to the nature, scope or value of any right or remedy of the Administrative Agent or any Lender hereunder or under any of the Loan Documents, including any review of factual matters in connection therewith, which expenses shall include the reasonable fees and disbursements of such Persons;

     (h) reasonable costs and expenses paid or incurred to obtain payment of the Secured Obligations, enforce the Security Interest, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to prosecute or defend any claim in any way arising out of, related to or connected with, this Agreement or any of the Loan Documents, which expenses shall include the reasonable fees and disbursements of counsel and of experts and other consultants retained by the Administrative Agent or any Lender.

     The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by a Borrower. Each Borrower hereby authorizes the Administrative Agent and the Lenders to debit the Loan Accounts (by increasing the principal amount of the Revolving Credit
Loan) in the amount of any such costs and expenses owed by a Borrower when due. The Lenders shall to the extent reasonably practicable coordinate their activities in the administration of the Loan Documents through the Administrative Agent to avoid unnecessary duplication of costs and expenses that a Borrower is required to pay or reimburse under this SECTION 16.2, PROVIDED that neither the Lenders nor the Administrative Agent shall be under any obligation to coordinate such activities during the continuation of an Event of Default.

     SECTION 16.3. Stamp and Other Taxes. The Borrowers will pay any and all stamp, registration, recordation and similar taxes, fees or charges and shall indemnify the Administrative Agent and the Lenders against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of this Agreement and any of the Loan Documents or the perfection of any rights or security interest thereunder, including, without limitation, the Security Interest.

     SECTION 16.4. Setoff. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, during the continuance of any Event of Default, each Lender, any participant with such Lender in the Loans and each Affiliate of NationsBank are hereby authorized by each Borrower at any time or from time to time, without notice to any Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by any Lender or any Affiliate of NationsBank or any participant to or for the credit or the account of any Borrower against and on account of the Secured Obligations irrespective or whether or not

     (a) Administrative Agent or such Lender shall have made any demand under this Agreement or any of the Loan Documents, or

     (b) the Administrative Agent or such Lender shall have declared any or all of the Secured Obligations to be due and payable as permitted by SECTION 13.2 and although such Secured Obligations shall be contingent or unmatured.

     SECTION 16.5. LITIGATION.   EACH BORROWER, THE ADMINISTRATIVE AGENT AND
EACH LENDER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST A BORROWER, THE ADMINISTRATIVE AGENT AND SUCH LENDER ARISING OUT OF THIS AGREEMENT, THE COLLATERAL OR ANY ASSIGNMENT THEREOF OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN A BORROWER AND THE ADMINISTRATIVE AGENT OR ANY LENDER OF ANY KIND OR NATURE. EACH BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY AGREES THAT THE FEDERAL COURT OF THE NORTHERN DISTRICT OF GEORGIA OR, AT THE OPTION OF THE ADMINISTRATIVE AGENT OR ANY LENDER, ANY COURT IN WHICH THE ADMINISTRATIVE AGENT OR SUCH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, SHALL HAVE NONEXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY BORROWER AND THE ADMINISTRATIVE AGENT OR SUCH LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE LOAN DOCUMENTS OR TO ANY MATTER ARISING THEREFROM. EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO A BORROWER AT THE ADDRESS OF SUCH BORROWER SET FORTH IN SECTION 16.1. SHOULD SUCH BORROWER FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THIRTY (30) DAYS AFTER THE MAILING THEREOF, IT SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST IT AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE NONEXCLUSIVE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY APPROPRIATE JURISDICTION.

     SECTION 16.6. WAIVER OF RIGHTS. EACH BORROWER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES ALL RIGHTS WHICH SUCH BORROWER HAS UNDER CHAPTER 14 OF TITLE 44 OF THE OFFICIAL CODE OF GEORGIA OR UNDER ANY SIMILAR PROVISION OF APPLICABLE LAW TO NOTICE AND TO A JUDICIAL HEARING PRIOR TO THE ISSUANCE OF A WRIT OF POSSESSION ENTITLING THE ADMINISTRATIVE AGENT OR ANY LENDER, OR THE SUCCESSORS AND ASSIGNS OF THE ADMINISTRATIVE AGENT OR SUCH LENDER TO POSSESSION OF THE COLLATERAL UPON EVENT OF DEFAULT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING AND WITHOUT LIMITING ANY OTHER RIGHT WHICH THE ADMINISTRATIVE AGENT OR THE LENDERS MAY HAVE, EACH BORROWER CONSENTS THAT IF THE ADMINISTRATIVE AGENT OR ANY LENDER FILES A PETITION FOR AN IMMEDIATE WRIT OF POSSESSION IN COMPLIANCE WITH SECTIONS 44-14-261 AND 44-14-262 OF THE OFFICIAL CODE OF GEORGIA OR UNDER ANY SIMILAR PROVISION OF APPLICABLE LAW, AND THIS WAIVER OR A COPY HEREOF IS ALLEGED IN SUCH PETITION AND ATTACHED THERETO, THE COURT BEFORE WHICH SUCH PETITION IS FILED MAY DISPENSE WITH ALL RIGHTS AND PROCEDURES HEREIN WAIVED AND MAY ISSUE FORTHWITH AN IMMEDIATE WRIT OF POSSESSION IN ACCORDANCE WITH CHAPTER 14 OF TITLE 44 OF THE OFFICIAL CODE OF GEORGIA OR IN ACCORDANCE WITH ANY SIMILAR PROVISION OF APPLICABLE LAW,

WITHOUT THE NECESSITY OF AN ACCOMPANYING BOND AS OTHERWISE REQUIRED BY SECTION 44-14-263 OF THE OFFICIAL CODE OF GEORGIA OR BY ANY SIMILAR PROVISION UNDER APPLICABLE LAW. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS READ AND FULLY UNDERSTANDS THE TERMS OF THIS WAIVER AND THE EFFECT HEREOF.

     SECTION 16.7. Consent to Advertising and Publicity. With the prior written consent of ProSource, which consent shall not be unreasonably withheld, the Administrative Agent, on behalf of the Lenders, may issue and disseminate to the public information describing the credit accommodation entered into pursuant to this Agreement, including the name and address of each Borrower, the amount, interest rate, maturity, collateral and a general description of the Borrowers' businesses.

     SECTION 16.8. Reversal of Payments. The Administrative Agent and each Lender shall have the continuing and exclusive right to apply, reverse and re-apply any and all payments to any portion of the Secured Obligations in a manner consistent with the terms of this Agreement. To the extent a Borrower makes a payment or payments to the Administrative Agent, for the account of the Lenders, or any Lender receives any payment or proceeds of the Collateral for a Borrower's benefit, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Secured Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect, as if such payment or proceeds had not been received by the Administrative Agent or such Lender.

     SECTION 16.9. Injunctive Relief. Each Borrower recognizes that, in the event it fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to the Administrative Agent and the Lenders; therefore, each Borrower agrees that if any Event of Default shall have occurred and be continuing, the Administrative Agent and the Lenders, if the Administrative Agent or any Lender so requests, shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual damages.

     SECTION 16.10. Accounting Matters. All financial and accounting calculations, measurements and computations made for any purpose relating to this Agreement, including, without limitation, all computations utilized by the Borrowers to determine whether it is in compliance with any covenant contained herein, shall, unless this Agreement otherwise provides or unless Required Lenders shall otherwise consent in writing, be performed in accordance with GAAP.

     SECTION 16.11. Amendments.

     (a) Except as set forth in SUBSECTION (b) below, any term, covenant, agreement or condition of this Agreement or any of the Loan Documents may be amended or waived, and any departure therefrom may be consented to by the Required Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders and, in the case of an amendment (other than an amendment described in SECTION 16.11(d)), by the Borrowers, PROVIDED that no such amendment, unless consented to by the Administrative Agent, shall alter or affect the rights or responsibilities of the Administrative Agent, and in any such event, the failure to observe, perform or discharge any such term, covenant, agreement or condition (whether such amendment is executed or such waiver or consent is given before or after such failure) shall not be construed as a breach of such term, covenant, agreement or condition or as a Default or an Event of Default. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given. In the event that any such waiver or amendment is requested by the Borrowers, the Administrative Agent and the Lenders may require and charge a fee in connection therewith and consideration thereof in such amount as shall be determined by the Administrative Agent and the Required Lenders in their discretion.

     (b) Without the prior unanimous written consent of the Lenders,

          (i) no amendment, consent or waiver shall (A) affect the amount or extend the time of the obligation of any Lender to make Loans or (B) extend the originally scheduled time or times of payment of the principal of any Loan or (C) alter the time or times of payment of interest on any Loan or of any fees payable for the account of the Lenders or (D) alter the amount of the principal of any Loan or the rate of interest thereon or (E) alter the amount of any commitment fee or other fee payable hereunder for the account of the Lenders or (F) permit any subordination of the principal of or interest on any Loan or (G) permit the subordination of the Security Interests in any Collateral,

          (ii) no Collateral having an aggregate value greater than $250,000 shall be released by the Administrative Agent in any 12-month period other than as specifically permitted in this Agreement or the Security Documents nor shall any Collateral be released at a time when the Administrative Agent is entitled to exercise remedies hereunder upon default, nor shall any Borrower or the Parent be released from its liability for the Secured Obligations,

          (iii) except to the extent expressly provided in SECTIONS 5.16, 15.1 and 16.11(c), the definition "BORROWING BASE" shall not be amended,

          (iv) none of the provisions of this SECTION 16.11, the definitions "LENDERS" or "REQUIRED LENDERS", or the provisions of ARTICLE 13 shall be amended, and

          (v) neither the Administrative Agent nor any Lender shall consent to any amendment to or waiver of the amortization, deferral or subordination provisions of either Parent Subordinated Note, the documents governing the New Subordinated Debt after the execution and delivery thereof, or any other instrument or agreement evidencing or relating to obligations of the Borrowers (or any of them) that are expressly subordinate to any of the Secured Obligations if such amendment or waiver would be adverse to the Lenders in their capacities as Lenders hereunder;

PROVIDED, HOWEVER, that anything herein to the contrary notwithstanding, the Required Lenders shall have the right to waive any Default or Event of Default and the consequences hereunder of such Default or Event of Default provided only that such Default or Event of Default does not arise under SECTION 13.1(g) OR
(h) or out of a breach of or failure to perform or observe any term, covenant or condition of this Agreement or any other Loan Document (other than the provisions of ARTICLE 13 of this Agreement) the amendment of which requires the unanimous consent of the Lenders. The Required Lenders shall have the right, with respect to any Default or Event of Default that may be waived by them, to enter into an agreement with the Borrowers or the Parent providing for the forbearance from the exercise of any remedies provided hereunder or under the other Loan Documents without thereby waiving any such Default or Event of Default.

     (c) The Co-Agents shall have the right to reduce (or eliminate) the amount of the reserve specified in clause (b)(iii)(A) of the definition "BORROWING BASE" for a single period of up to 30 consecutive days during each six-month period during the term hereof. The Co-Agents shall notify the Administrative Agent promptly of any such reduction and the Administrative Agent shall promptly notify the Lenders thereof. Except in accordance with the provisions of this SUBSECTION (c), the consent of the Required Lenders shall be required to reduce or eliminate such reserve.

     (d) The making of Loans hereunder by the Lenders during the existence of a Default or Event of Default shall not be deemed to constitute a waiver of such Default or Event of Default.

     (e) Notwithstanding any provision of this Agreement or the other Loan Documents to the contrary, no consent, written or otherwise, of any Borrower shall be necessary or required in connection with any amendment to ARTICLE 15 or Section 5.17, and any amendment to such provisions may be effected solely by and among the Administrative Agent and the Lenders, provided that no such amendment shall impose any obligation on a Borrower.

     SECTION 16.12. Binding Effect. All the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights under this Agreement.

     SECTION 16.13. Performance of Borrower's Duties.

     (a) Each Borrower's obligations under this Agreement and each of the Loan Documents shall be performed by the Borrowers at their sole cost and expense.

     (b) If a Borrower shall fail to do any act or thing which it has covenanted to do under this Agreement or any of the Loan Documents, the Administrative Agent, on behalf of the Lenders, may (but shall not be obligated to) do the same or cause it to be done either in the name of the Administrative Agent or the Lenders or in the name and on behalf of the Borrowers, and each Borrower hereby irrevocably authorizes the Administrative Agent so to act. The Administrative Agent shall endeavor to give notice to the Borrowers prior to taking any such action or causing any such action to be taken, but neither the Administrative Agent nor any Lender shall have any liability to any Person for the failure to give such notice.

     SECTION 16.14. Indemnification. The Borrowers agree, jointly and severally, to reimburse the Administrative Agent and the Lenders for all reasonable costs and expenses, including reasonable counsel fees and disbursements, incurred, and to indemnify and hold the Administrative Agent and the Lenders and their respective directors, officers, employees and agents (each, an "Indemnified Person") harmless from and against all losses suffered by, any Indemnified Person in connection with

     (a) the exercise by the Administrative Agent or any Lender of any right or remedy granted to it under this Agreement or any of the Loan Documents,

     (b) any claim, and the prosecution or defense thereof, arising out of or in any way connected with this Agreement or any of the Loan Documents, and

     (c) the collection or enforcement of the Secured Obligations or any of them,

other than such costs, expenses and liabilities arising out of such Indemnified Person's gross negligence or willful misconduct.




     SECTION 16.15. All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Administrative Agent and the Lenders and any Persons designated by the Administrative Agent or the Lenders pursuant to any provisions of this Agreement or any of the Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Secured Obligations remain unpaid or unsatisfied.

     SECTION 16.16. Survival. Notwithstanding any termination of this Agreement,

     (a) until all Secured Obligations have been irrevocably paid in full or otherwise satisfied, the Administrative Agent shall retain the Security Interest and shall retain all rights under this Agreement and each of the Security Documents with respect to the Collateral as fully as though this Agreement had not been terminated,

     (b) the indemnities to which the Administrative Agent and the Lenders and their respective directors, officers, employees and agents, are entitled under the provisions of this ARTICLE 16 and any other provision of this Agreement and the Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders and such other Persons against events arising after such termination as well as before, and

     (c) in connection with the termination of this Agreement and the release and termination of the Security Interests, the Administrative Agent, on behalf of itself as agent and the Lenders, may require such assurances and indemnities as it shall reasonably deem necessary or appropriate to protect the Administrative Agent and the Lenders against loss on account of such release and termination, including, without limitation, with respect to credits previously applied to the Secured Obligations that may subsequently be reversed or revoked.

     SECTION 16.17. Titles and Captions. Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

     SECTION 16.18. Severability of Provisions. Any provision of this Agreement or any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 16.19. Governing Law. This Agreement, the Notes and the Security Documents (except to the extent otherwise expressly set forth therein) shall be deemed to have been made in the State of Georgia and the validity, construction, interpretation and enforcement hereof and thereof and the rights of the parties hereto and thereto shall be determined under, governed by and construed in accordance with the internal laws of the State of Georgia, without regard to principles of conflicts of law, except that the waiver contained in the first sentence of SECTION 13.5 shall be construed in accordance with and governed by the internal laws of the jurisdiction in which any such action or proceeding is commenced.

     SECTION 16.20. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

     SECTION 16.21. Reproduction of Documents. This Agreement, each of the Loan Documents and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by the Administrative Agent or any Lender, and (c) financial statements, certificates and other information previously or hereafter furnished to the Administrative Agent or any Lender, may be reproduced by the Administrative Agent or such Lender by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Person may destroy any original document so produced. Each party hereto stipulates that, to the extent permitted by Applicable Law, any such reproduction shall be as admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original shall be in existence and whether or not such reproduction was made by the Administrative Agent or such Lender in the regular course of business), and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

     SECTION 16.22. Term of Agreement. This Agreement shall remain in effect from the Agreement Date through the Termination Date and thereafter until all Secured Obligations shall have been irrevocably paid and satisfied in full. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination.

     SECTION 16.23. Increased Capital. If any Lender shall have determined that the adoption of any applicable law, rule, regulation, guideline, directive or request (whether or not having force of law) regarding capital requirements for banks or bank holding companies, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender with any of the foregoing imposes or increases a requirement by such Lender to allocate capital resources to such Lender's Commitment to make Loans hereunder which has or would have the effect of reducing the return on such Lender's capital to a level below that which such Lender could have achieved (taking into consideration such Lender's then existing policies with respect to capital adequacy and assuming full utilization of such Lender's capital) but for such adoption, change or compliance by any amount deemed by such Lender to be material: (i) such Lender shall promptly after its determination of such occurrence give notice thereof to the Borrowers; and (ii) the Borrowers shall pay to such Lender as an additional fee from time to time on demand such amount as such Lender certifies to be the amount that will compensate it for such reduction. A certificate of such Lender claiming compensation under this
SECTION 16.23 shall be conclusive in the absence of manifest error. Such certificate shall set forth the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to it hereunder and the method by which such amounts were determined. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

     SECTION 16.24. Pro-Rata Participation.

     (a) Each Lender agrees that if, as a result of the exercise of a right of setoff, banker's lien or counterclaim or other similar right or the receipt of a secured claim it receives any payment in respect of the Secured Obligations, it shall promptly notify the Administrative Agent thereof (and the Administrative Agent shall promptly notify the other Lenders). If, as a result of such payment, such Lender receives a greater percentage of the Secured Obligations owed to it under this Agreement than the percentage received by any other Lender, such Lender shall purchase a participation (which it shall be deemed to have purchased simultaneously upon the receipt of such payment) in the Secured Obligations then held by such other Lenders so that all such recoveries of principal and interest with respect to all Secured Obligations owed to each Lender shall be pro rata on the basis of its respective amount of the Secured Obligations owed to all Lenders, PROVIDED that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered by or on behalf of any Borrower from such Lender, such purchase shall be rescinded and the purchase price paid for such participation shall be returned to such Lender to the extent of such recovery, but without interest.

     (b) Each Lender which receives such a secured claim shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this SECTION 16.24 to share in the benefits of any recovery on such secured claim.

     (c) Each Borrower expressly consents to the foregoing arrangements and agrees that any holder of a participation in any Secured Obligation so purchased or otherwise acquired of which a Borrower has received notice may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by the Borrowers to such holder as fully as if such holder were a holder of such Secured Obligation in the amount of the participation held by such holder.

     SECTION 16.25. Superseded Agreements. On the Effective Date, upon the making of the Term Loans and the initial Revolving Credit Loans by the Lenders to the Borrowers, the Existing Loan Agreement, the Existing PDS Loan Agreement and the related agreements, instruments and other documents listed on SCHEDULE 1.1I - SUPERSEDED AGREEMENTS will, without further action, be superseded by this Agreement, the Notes, the

Security Documents and the other Loan Documents, subject only to the provisions of any such superseded agreements that expressly survive termination thereof.


     SECTION 16.26. Interest Computation (Canada). It is expressly stated that whenever interest is payable pursuant to this Agreement or any Note at a rate based upon a 360-day year (for the purposes of this SECTION 16.26, the "First Rate"), the yearly rate or percentage of interest for purposes of the Interest Act (Canada) to which the First Rate is equivalent, is the First Rate multiplied by a fraction, the numerator of which is the actual number of days in the relevant year and the denominator of which is 360.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts all as of the day and year first written above.


                                    BORROWERS:

                                    PROSOURCE SERVICES CORPORATION
[Corporate Seal]

Attest:                             By: /s/ John E. Foley
                                       ______________________________
                                       John E. Foley
By: /s/ Paul A. Garcia de Quevedo      Senior Vice President
   ________________________________
   Paul A. Garcia de Quevedo
   Assistant Secretary



                                    BROMAR SERVICES, INC.
[Corporate Seal]

Attest:                             By: /s/ John E. Foley
                                       ______________________________
                                       John E. Foley
By: /s/ Paul A. Garcia de Quevedo      Senior Vice President
   ________________________________
   Paul A. Garcia de Quevedo
   Secretary



                                    PROSOURCE DISTRIBUTION SERVICES
[Corporate Seal]                     LIMITED

Attest:                             By: /s/ John E. Foley
                                       ______________________________
                                       John E. Foley
By: /s/ Paul A. Garcia de Quevedo      Senior Vice President
   ________________________________
   Paul A. Garcia de Quevedo
   Secretary

                      (Signatures continued on next page)

                                    ADMINISTRATIVE AGENT:

                                    NATIONSBANK OF GEORGIA, N.A.,


                                    By: /s/ John W. Getz
                                       ______________________________
                                       John W. Getz
                                       Senior Vice President


                                    CO-AGENTS AND LENDERS:

                                    NATIONSBANK OF GEORGIA, N.A.,
                                     as a Lender and Co-Agent


                                    By: /s/ John W. Getz
                                       ______________________________
                                       John W. Getz
                                       Senior Vice President

                                    Address:  600 Peachtree Street
                                              13 Plaza
                                              Atlanta, Georgia 30308
                                              Attn: Business Credit
                                              Facsimile No.: (404) 607-6437

                                    THE FIRST NATIONAL BANK OF BOSTON,
                                     as a Lender and Co-Agent


                                    By: /s/ William C. Purinton
                                       ______________________________
                                       William C. Purinton
                                       Vice President

                                    Address:  115 Perimeter Center Place, N.E.
                                              Suite 500
                                              Atlanta, Georgia  30346
                                              Attn: Stephen P. Caren
                                              Facsimile No.: (404) 393-4166

                                    SHAWMUT CAPITAL CORPORATION
                                     as a Lender and Co-Agent


                                    By: /s/ J. Cameron Terry
                                       ______________________________
                                       Name: J. Cameron Terry
                                       Title: Vice President

                                    Address:  300 Galleria Parkway
                                              Suite 800
                                              Atlanta, Georgia  30339
                                              Attn: Elizabeth Waller
                                              Facsimile No.: (404) 859-2483

                                    THE BANK OF NOVA SCOTIA, as a Lender
                                     and as the Canadian Lender


                                    By: /s/ Frank F. Sandler
                                       ______________________________
                                       Frank F. Sandler
                                       Relationship Manager

                                    Address:  600 Peachtree Street
                                              Suite 2700
                                              Atlanta, Georgia  30308
                                              Attn: Frank F. Sandler
                                              Facsimile No.: (404) 888-8998


                                    By: /s/ Stephen Hart
                                       ______________________________
                                       Stephen Hart
                                       Vice President

                                    Address:  44 King Street West
                                              Toronto
                                              Ontario M5H 1H1
                                              Canada
                                              Attn: Stephen Hart
                                              Facsimile No.: (416) 866-3770

                                    THE CIT GROUP/BUSINESS CREDIT, INC.,
                                     as a Lender


                                    By: /s/ Michael Lapresi
                                       ______________________________
                                       Michael Lapresi
                                       Vice President

                                    Address:  900 Ashwood Parkway
                                              Atlanta, Georgia 30338
                                              Attn: Robert Bernier
                                              Facsimile No.: (404) 551-7899

                                    HELLER FINANCIAL, INC.,
                                     as a Lender


                                    By: /s/ Marc Adelson
                                       ______________________________
                                       Name: Marc Adelson
                                       Title: SVP

                                    Address:  900 Circle 75 Parkway
                                              Suite 900
                                              Atlanta, Georgia 30339
                                              Attn: Janet Battel
                                              Facsimile No.: (404) 980-6313

                                    SANWA BUSINESS CREDIT CORPORATION
                                     as a Lender


                                    By: /s/ Peter L. Skavla
                                       ------------------------------
                                       Name:  Peter L. Skavla
                                       Title: Vice President

                                    Address:  500 Glenpointe Centre
                                              4th Floor
                                              Teaneck, NJ 07666-6802
                                              Attn:  Peter Skavla
                                              Facsimile No.: (201) 836-4744

                                    NATIONAL CITY COMMERCIAL FINANCE,
                                     INC., as a Lender


                                    By: /s/ Joseph L. White
                                       ------------------------------
                                       Name:  Joseph L. White
                                       Title: Vice President

                                    Address:  1900 E. 9th Street
                                              Cleveland, OH 44114
                                              MO-2109
                                              Attn: Joseph L. White
                                              Facsimile No.: (216) 575-9396